UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Item 1. Reports to Stockholders

Annual report 2009

October 31, 2009

U.S. equities	International equities
The Large-Cap Value Equity Portfolio	The International Equity Portfolio
The Select 20 Portfolio	The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio	The Emerging Markets Portfolio
The Small-Cap Growth Equity Portfolio	The Global Real Estate Securities Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II	International fixed income
The Global Fixed Income Portfolio
U.S. fixed income	The International Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Delaware Pooled® Trust

Contents

Portfolio objectives	2
The Large-Cap Value Equity Portfolio	4
The Select 20 Portfolio	8
The Large-Cap Growth Equity Portfolio	12
The Small-Cap Growth Equity Portfolio	16
The Focus Smid-Cap Growth Equity Portfolio	20
The Real Estate Investment Trust Portfolio II	24
The Core Focus Fixed Income Portfolio	29
The High-Yield Bond Portfolio	32
The Core Plus Fixed Income Portfolio	37
The International Equity Portfolio	40
The Labor Select International Equity Portfolio	44
The Emerging Markets Portfolio	48
The Global Real Estate Securities Portfolio	52
The Global Fixed Income Portfolio	56
The International Fixed Income Portfolio	60
Disclosure of Portfolio expenses	64
Sector allocations, security types, country allocations,
top 10 holdings, and credit quality breakdowns	66
Financial statements	77
Financial highlights	131
Notes to financial statements	146
Report of independent registered
public accounting firm	172
Other Portfolio information	173
Board of trustees/directors and officers addendum	187

Delaware Pooled® Trust
Delaware Pooled Trust, based in Philadelphia, is a registered investment company that offers no-load, open-end equity and fixed income mutual funds to institutional and high net worth individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment management organization. As of Sept. 30, 2009, Delaware Investments managed more than $135 billion on behalf of individuals and institutions. The breadth and sophistication of services offered by Delaware Investments typically enable clients to gain the degree of administrative convenience and simplicity they want in investment management matters.

Delaware Investments provides equity and fixed income portfolio management, as well as balanced portfolios, retirement plans, and related nondiscretionary trust services. Delaware Management Company, a series of Philadelphia-based Delaware Management Business Trust, serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for International Equity,* Labor Select International Equity, Emerging Markets,* Global Fixed Income,* and International Fixed Income Portfolios.*

Shareholder services
Delaware Investments provides its Delaware Pooled Trust shareholders with annual and semiannual reports, monthly account reports, in-person reviews of account developments (as appropriate), and other communications.

Shareholders who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call 800 231-8002 weekdays from 9 a.m. to 5 p.m. Eastern time. Or they may write to: Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103.

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read the prospectus carefully before you invest or send money. Performance includes reinvestment of all distributions. Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. (DMHI) and its subsidiaries. DMHI is a Lincoln Financial Group® Company. Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

*Closed to new investors. ©2009 Delaware Distributors, L.P. All third-party trademarks cited are the property of their respective owners.	2009 Annual report • Delaware Pooled Trust

Portfolio objectives

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

The Select 20 Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in a portfolio of twenty (20) securities, primarily common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.

The Large-Cap Growth Equity Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index.

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies we believe have the potential for high earnings growth. For purposes of this Portfolio, we consider small-capitalization companies to be those that generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or Nasdaq (at the time of purchase).

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we will generally consider companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500™ Growth Index.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in securities of companies principally engaged in the real estate industry. The Real Estate Investment Trust Portfolio shares the same investment objective and strategies and is presently closed to new investors.

The Core Focus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization (NRSRO); (2) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, rated P-1 or P-2 by Moody’s Investors Service, Inc., or unrated but considered to be of comparable quality.

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: U.S. investment grade sector, U.S. high yield sector, and international sector.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and that, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies in developed countries. The International Equity Portfolio is presently closed to new investors.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and that, in our opinion, are undervalued at the time of purchase based on the rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

2009 Annual report • Delaware Pooled Trust

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio, an international fund, generally invests in equity securities of companies that are organized in, have a majority of their assets in, or derive a majority of their operating income from emerging countries. The Emerging Markets Portfolio is presently closed to new investors.

The Global Real Estate Securities Portfolio seeks maximum long-term total return through a combination of current income and capital appreciation. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued by U.S. and non-U.S. companies in the real estate and real estate–related sectors. The Portfolio may invest in companies across all market capitalizations and may invest its assets in securities of companies located in emerging market countries. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. The Portfolio invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund that invests in issuers located throughout the world. The Global Fixed Income Portfolio is presently closed to new investors.

The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. The Portfolio invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund that invests primarily in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. The International Fixed Income Portfolio is presently closed to new investors.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus carefully before investing.

The Portfolios of Delaware Pooled Trust (DPT) are designed exclusively for institutional investors and high net worth individuals.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Portfolio’s share price and yield will fluctuate in response to movements in stock prices.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolios may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolios may be prepaid prior to maturity, potentially forcing the Portfolios to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Because the Portfolios expect to hold a concentrated portfolio of a limited number of securities, the Portfolios’ risk is increased because each investment has a greater effect on the Portfolios’ overall performance.

The Portfolios will be affected primarily by changes in stock prices.

The Real Estate Investment Trust II, The Global Real Estate Securities, The Select 20, The Global Fixed Income, and The International Fixed Income Portfolios are considered “non-diversified” as defined in the Investment Company Act of 1940, which means that each may allocate more of its net assets to investments in single securities than a “diversified” portfolio. Thus, adverse effects on any single investment may affect a larger portion of overall assets and subject these Portfolios to greater risks and volatility.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

Oct. 31, 2009

Delaware Pooled Trust — The Large-Cap Value Equity Portfolio returned +12.12% at net asset value (NAV) with all distributions reinvested. The Portfolio outperformed its benchmark, the Russell 1000® Value Index, which returned +4.78% during the same time frame. For the Portfolio’s complete annualized performance, please see the table on page 6.

The past 12 months were a time of tremendous volatility for stock investors. Between the start of the period in November 2008 and the market’s low in early March 2009, equities remained severely depressed as the recession deepened. Beginning in the third quarter of 2008, U.S. gross domestic product (GDP) — which measures the combined value of the goods and services produced by a nation — fell for the fourth consecutive quarter. The economy’s 5.4% drop in the fourth quarter of 2008 and 6.4% decline in the first quarter of 2009 was the worst consecutive quarterly drop in GDP in more than 50 years. (Source: Bloomberg.)

Starting in the second week of March, however, conditions gradually began to improve. Investors seemed to conclude that the market climate was less dire than they had feared. Over time, credit markets began to function more normally and investor confidence gradually increased as evidence of economic growth mounted. During the third calendar quarter of 2009, in fact, the U.S. economy expanded by an estimated 3.5%, according to the U.S. Commerce Department’s initial reading of GDP released in late October. It was the fastest growth in the past two years.

After a difficult 2008, the Portfolio generated very strong results compared to its benchmark during this fiscal period. Most of our relative outperformance came during the period’s first five months, and then again in October 2009, when the Portfolio held up relatively well during declining markets. This trend has been fairly typical of our management approach; through our value-oriented, defensive style, we seek to do well in relative terms in down markets by minimizing losses.

The biggest positive for the Portfolio was a de-emphasis of the financial sector, the hardest-hit group in the marketplace during the downturn. In addition, the Portfolio benefited on a relative basis from owning what the portfolio management team believed were the appropriate financial stocks for the Portfolio — that is, financial stocks that, in our opinion, are issued by higher-quality businesses with less credit sensitivity that have tended to fare well in the economic storm.

Another helpful factor was an overweight position in technology stocks relative to the benchmark. One of the best-performing stocks within this group was Motorola, whose shares rose along with investors’ hopes that the mobile telephone maker might be in the early stages of a turnaround.

Other contributors to overall relative performance came from the healthcare and consumer staples sectors, two relatively defensive areas that held up better than average during the market’s decline. Within healthcare, the Portfolio’s top contributor to relative performance was drug manufacturer Wyeth, which was acquired for a premium price by rival Pfizer, another of our holdings. In consumer staples, food-processing company Archer-Daniels-Midland also did relatively well, benefiting from increasing global affluence and demand for better nutrition. Elsewhere, the Portfolio gained strength from clothing retailer Gap, whose shares held up relatively well in the downturn and which gained significant ground as the market bounced back. We sold our position in Gap relatively late in the period, believing that its stock price had exceeded that warranted by the company’s underlying fundamentals.

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

There were relatively few individual detractors during the fiscal year. We saw negative results in both the materials and industrials sectors, two groups in which our security selection proved somewhat disappointing. The biggest individual detractor was R.R. Donnelley & Sons, whose commercial printing business has suffered along with consumer spending trends. Apparel company Limited Brands, another economically sensitive business, also hampered performance. We sold both stocks prior to the market recovery because we believed they could continue to face significant challenges for some time.

Throughout the period, we positioned the Portfolio relatively defensively, emphasizing what we believed were attractively valued stocks with limited economic sensitivity. In the financial sector, for example, we kept our weighting in the group lower than the S&P 500 Index (which we use to measure sector allocations). We generally favored stocks whose performance has historically been less correlated with the health of the financial markets. We also maintained relatively high weightings compared to the S&P 500 Index in defensive sectors such as healthcare and consumer staples.

Toward the end of the period, however, we added two holdings that made the Portfolio somewhat more economically sensitive. First, we increased our energy weighting by purchasing National Oilwell Varco, an oil and gas equipment and services company that we felt was attractively valued and which we believed had the potential to benefit from rising global energy demand. We also added Lowe’s, one of the country’s two leading home-improvement retailers. We believe that Lowe’s, currently trading at a low valuation, could be helped by a recovering housing market. Despite these recent moves, we continue to see significant economic risks ahead and believe that an overall defensive posture remains warranted.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	10 years	Lifetime
	+12.12%	-9.21%	-0.23%	+1.84%	+8.05%

Portfolio profile
Oct. 31, 2009

Total net assets
$10.1 million

Number of holdings
33

Inception date
Feb. 3, 1992

Performance of $1,000,000

	Starting value (Oct. 31, 1999)	Ending value (Oct. 31, 2009)
The Large-Cap Value Equity Portfolio	$1,000,000	$1,199,568
Russell 1000 Value Index	$1,000,000	$1,183,771

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 1999, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.16%. Management has volunteered to waive all or a portion of its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.70% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Past performance is not a guarantee of future results.

The Portfolio will be affected primarily by changes in stock prices.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Select 20 Portfolio

Oct. 31, 2009

Delaware Pooled Trust — The Select 20 Portfolio returned +23.51% at net asset value (NAV) with all distributions reinvested during the 12 months ended Oct. 31, 2009, surpassing the +17.04% return of the benchmark Russell 3000® Growth Index. For complete performance information, see the chart on page 10.

The fiscal year began much as the prior one ended. Widespread pessimism continued to grip the global markets and stocks continued their virtual free fall. The U.S. economy pushed further into recession as, in broad terms, banks refused to lend, businesses were unable to borrow, manufacturers slowed production, unemployment crept upward, and consumer spending remained anemic.

Congress threw the financial system a lifeline in the form of a $700 billion “bailout” known as the Troubled Asset Relief Program (TARP). The Federal Reserve lowered the fed funds rate (the rate at which banks lend to one another) to virtually zero and implemented other measures to jump-start the economy.

Beginning in March 2009, favorable earnings reports and activity in mergers and acquisitions (M&A) contributed to cautious optimism as the Dow Jones Industrial Average (Dow) posted its best month since October 2002. Supported by some additional early signs of an economic recovery, the second quarter of 2009 was the best quarter for the Dow since late 2003. Previously down-and-out sectors like financials led the charge. The technology sector also enjoyed a bit of a rebound as signs of a recovery prompted analysts to predict significant investment in information technology. Confidence seemed to return to the corporate boardrooms as initial public offerings and M&A proposals made headlines on a regular basis. A “new and improved” General Motors emerged from bankruptcy protection in time to participate in the federal government’s cash-for-clunkers program, which took effect in August 2009 and increased auto sales for the industry as a whole. (Source: Bloomberg.)

Moving into the latter part of the fiscal period, the manufacturing sector enjoyed its first signs of expansion since early 2008, and housing began experiencing a slow rebound as borrowers sought to take advantage of low mortgage rates and tax incentives (sources: Institute of Supply Management, U.S. Commerce Department, and National Association of Realtors). Gross domestic product estimates reported by the U.S. Commerce Department for the third quarter of 2009 were the strongest in two years, another sign that the recovery seemed to have begun. After falling below 6,500 in March, the Dow briefly surged past 10,000 in October; the resurgence was primarily a result of more-favorable earnings reports.

Although we are encouraged to see improving economic indicators, we are mindful that these indicators are rising from recessionary lows. Therefore, we are concerned about the nature and magnitude of the market rally that began in March 2009. We believe it was driven in part by investor sentiment moving from extreme risk aversion toward normalization.

Throughout the year, we stayed true to our long-term approach to stock selection and sought only those we deemed as higher-quality companies with business models that we believed could withstand the type of adverse market cycles we have experienced of late. We expect to own stocks over a three- to five-year horizon, and we consider each company’s competitive position in both strong and adverse market conditions. The Portfolio maintained relatively large positions in a small number of stocks.

With individuals conserving their entertainment dollars, NetFlix was among the Portfolio’s top contributors. This long-term holding continued to dominate rivals in its core DVD-by-mail operations and has positioned itself well to participate in the next phase of digital distribution through partnerships with makers of game consoles and TV/DVD players. In keeping with the opportunistic strategy of this Portfolio, we sold NetFlix during the period and re-allocated the proceeds to other positions that we felt had more attractive risk-reward characteristics.

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

Apple overcame a period of lackluster consumer activity by producing and marketing stellar products. iPhone sales have exceeded expectations and the device remains highly profitable as a stand-alone product. However, the story does not end there, because the iPhone’s success has driven more consumers to the company’s Mac and iPod lines, generating even greater platform benefits.

Unfortunately, the Portfolio owned some companies that could not escape the harsh economic realities of the fiscal year, which at times included fallout from management missteps. Hard-drive manufacturer Seagate Technology, for instance, struggled as a result of an overall lack of technology spending, as businesses generally seemed to hold off on major systems upgrades. The company also suffered from poor managerial execution, which sparked a board confrontation and eventually led to the creation of a new management team. We chose to sell Seagate during the period.

Heartland Payment Systems, a processor of credit and debit card transactions, also struggled during the period. The company suffered a security breach when outside hackers stole significant user data. We examined this issue very closely during a trying time for the company, and came away impressed with the way it was handled. We also believe the stock sold off more than was warranted. For these reasons, we continue to hold the stock.

The market has moved significantly in a relatively short time frame but we remain concerned about the extent of the rally. However, as long-term investors, we are less focused on short-term market gyrations and quarter-by-quarter earnings comparisons. We continue to adhere to our philosophies and believe we are appropriately positioned for the future. We are bottom-up stock pickers and are not looking to take on more cyclical risk, but we will add or decrease positions or change weightings if we perceive opportunities.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Select 20 Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	Lifetime
	+23.51%	-4.73%	+0.12%	-5.40%

Portfolio profile
Oct. 31, 2009

Total net assets
$10.2 million

Number of holdings
21

Inception date
March 31, 2000

Performance of $1,000,000

	Starting value (March 31, 2000)	Ending value (Oct. 31, 2009)
The Select 20 Portfolio	$1,000,000	$587,025
Russell 3000 Growth Index	$1,000,000	$585,976

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on March 31, 2000, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

On Feb. 28, 2008, the Portfolio changed its investment strategy to limit its investments to no fewer than 15 securities and no more than 25 securities. The performance prior to Feb. 28, 2008, is that of the Portfolio under its former name and strategy, The All-Cap Growth Equity Portfolio.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.64%. Management has volunteered to waive all or a portion of its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.89% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Dow Jones Industrial Average, mentioned on page 8, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

Past performance is not a guarantee of future results.

Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

The Portfolio will be affected primarily by changes in stock prices.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

Oct. 31, 2009

Delaware Pooled Trust — The Large-Cap Growth Equity Portfolio returned +18.51% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2009. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned +17.51% for the same period. Complete annualized performance for The Large-Cap Growth Equity Portfolio is shown in the table on page 14.

The fiscal year began much as the prior one ended. Widespread pessimism continued to grip the global markets and stocks continued their virtual free fall. The U.S. economy pushed further into recession as, in broad terms, banks refused to lend, businesses were unable to borrow, manufacturers slowed production, unemployment crept upward, and consumer spending remained anemic.

Congress threw the financial system a lifeline in the form of a $700 billion “bailout” known as the Troubled Asset Relief Program (TARP). The Federal Reserve lowered the fed funds rate (the rate at which banks lend to one another) to virtually zero and implemented other measures to jump-start the economy.

Beginning in March 2009, favorable earnings reports and activity in mergers and acquisitions contributed to cautious optimism as the Dow Jones Industrial Average (Dow) posted its best month since October 2002. Supported by some additional early signs of an economic recovery, the second quarter of 2009 was the best quarter for the Dow since late 2003. Previously down-and-out sectors like financials led the charge. The technology sector also enjoyed a bit of a rebound as signs of a recovery prompted analysts to predict significant investment in information technology. Confidence seemed to return to the corporate boardrooms as initial public offerings and M&A proposals made headlines on a regular basis. A “new and improved” General Motors emerged from bankruptcy protection in time to participate in the federal government’s cash-for-clunkers program, which took effect in August 2009 and increased auto sales for the industry as a whole. (Source: Bloomberg.)

Moving into the latter part of the fiscal period, the manufacturing sector enjoyed its first signs of expansion since early 2008, and housing began experiencing a slow rebound as borrowers sought to take advantage of low mortgage rates and tax incentives (sources: Institute of Supply Management, U.S. Commerce Department, and National Association of Realtors). Gross domestic product estimates reported by the U.S. Commerce Department for the third quarter of 2009 were the strongest in two years, another sign that the recovery seemed to have begun. After falling below 6,500 in March, the Dow briefly surged past 10,000 in October; the resurgence was primarily a result of more favorable earnings reports.

Although we are encouraged to see improving economic indicators, we are mindful that these indicators are rising from recessionary lows. Therefore, we are concerned about the nature and magnitude of the market rally that began in March 2009. We believe it was driven in part by investor sentiment moving away from extreme risk aversion toward normalization.

Throughout the year, we stayed true to our long-term approach to stock selection and sought only those we deemed as higher-quality companies with business models that we believed could withstand the type of adverse market cycles we have experienced of late. We expect to own stocks over a three- to five-year horizon, and we consider each company’s competitive position in both strong and adverse market conditions.

IntercontinentalExchange was one of our top performers. The company seems well positioned to benefit from the evolution of exchanges for futures and derivatives markets, particularly if these markets continue to grow and regulators demand greater transparency in such trading.

Apple overcame a period of lackluster consumer activity by producing and marketing stellar products. iPhone sales have exceeded expectations and the device remains highly profitable as a stand-alone product. However, the

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

story does not end there, because the iPhone’s success has driven more consumers to the company’s Mac and iPod lines, generating even greater platform benefits. The holding was the strongest contributor to the Portfolio’s overall return for the period.

We also have had success in finding companies we believe are relatively resistant to recessionary conditions, such as Crown Castle International. The popularity of iPhone, BlackBerry, and other smart-phone devices has forced telecommunications carriers to add bandwidth capacity to their wireless networks. We believe Crown Castle is well positioned to benefit from this trend because it is the largest owner and operator of cell phone towers.

Unfortunately, the Portfolio owned some companies that could not escape the harsh economic realities of the fiscal year, which at times included fallout from management missteps. Hard-drive manufacturer Seagate Technology, for instance, struggled as a result of an overall lack of technology spending, as businesses generally seemed to hold off on major systems upgrades. The company also suffered from poor managerial execution, which sparked a board confrontation and eventually led to the creation of a new management team.

Likewise, MGM Mirage struggled with a weak economy that dramatically depressed leisure travel to Las Vegas (and other tourist destinations). To make matters worse, the company struggled to raise much-needed financing for its high-profile CityCenter, a major project for the company in Las Vegas. We chose to sell both Seagate and MGM Mirage during the period.

eBay was another holding we exited, following what we believed was management’s inability to improve the company’s core auction business. While the company had raised its overall platform profile with its PayPal and Skype segments, the lack of direction within its core operations prompted us to sell the position.

The market has moved significantly in a relatively short time frame, but we remain concerned about the extent of the rally. However, as long-term investors, we are less focused on short-term market gyrations and quarter-by-quarter earnings comparisons. We continue to adhere to our philosophies and believe we are well positioned for the future. We are bottom-up stock pickers and are not looking to take on more cyclical risk, but we will add or decrease positions or change weightings if we perceive opportunities.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	Lifetime
	+18.51%	-5.28%	-3.19%

Portfolio profile
Oct. 31, 2009

Total net assets
$251 million

Number of holdings
32

Inception date
Nov. 1, 2005

Performance of $1,000,000

	Starting value (Nov. 1, 2005)	Ending value (Oct. 31, 2009)
Russell 1000 Growth Index	$1,000,000	$979,006
The Large-Cap Growth Equity Portfolio	$1,000,000	$878,272

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Nov. 1, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.65%. Management has volunteered to waive all or a portion of its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.65% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Dow Jones Industrial Average, mentioned on page 12, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

Past performance is not a guarantee of future results.

The Portfolio will be affected primarily by changes in stock prices.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Small-Cap Growth Equity Portfolio

Oct. 31, 2009

Delaware Pooled Trust — The Small-Cap Growth Equity Portfolio returned +29.20% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2009. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned +11.34% for the same period. Complete annualized performance for The Small-Cap Growth Equity Portfolio is shown in the table on page 18.

The fiscal year began during one of the most turbulent periods since the Great Depression. In the first four months of the fiscal period, stock prices — which had already suffered steep declines — continued to fall, pushing the U.S. economy deeper into recession. To stabilize the financial system and shore up the economy, the U.S. Congress and Federal Reserve undertook an extraordinary set of actions. Congress passed the American Recovery and Reinvestment Act of 2009, a monumental fiscal stimulus package, while the Fed launched a range of unconventional programs, alongside more traditional means of monetary stimulus, which included dropping the target for the fed funds rate to virtually zero. As the U.S. economy sunk deeper into recession, investors’ risk aversion grew and many fled the equity market for the relative comfort of U.S. government securities.

During the months of January and February 2009, virtually all economic news continued to paint a portrait of a global economy facing serious and potentially long-term difficulties. Gross domestic product data released in February confirmed that the U.S. economy shrank by more than 6.0% during the fourth quarter of 2008 and that every major component of the economy (with the notable exception of government spending) declined. While a reduction in exports and a decline in the equipment and software sector were notable, retail sales figures were perhaps most worrisome, as consumers largely curtailed spending during the quarter. (Data: U.S. Commerce Department, Dow Jones, Bloomberg.)

Equity investors took their cues from the disappointing economic news, driving major stock market indices to levels not seen in more than 10 years. The stock market hit its lowest point for the fiscal year in early March 2009. From this point, stocks (as measured by the S&P 500 Index) recorded seven months of gains, as investors seemed to grow increasingly confident that the financial crisis had been successfully contained. At first, the rally focused on riskier segments of the equity market, such as the financial and industrials sectors, as investors sought securities with higher potential returns.

For the final quarter of the fiscal year, many economic indicators reflected more positive trends, and for those indicators still in decline, the rate of decline slowed. Importantly, areas of the economy that had been among the largest obstacles to economic growth — the housing market, consumer sales, and manufacturing activity — showed signs of improvement (source: Bloomberg).

During the period, we stayed true to our bottom-up investment process, seeking out and holding what we believed to be market leaders that had the potential to deliver more growth in revenue and earnings than the benchmark. For example, the Portfolio held F5 Networks, which we consider to be a leader in what the information technology industry calls “application delivery”. This stock was a strong performer for the period. Going forward, we believe it could benefit from structural shifts in technology, if information technology virtualizes and enterprises take advantage of increased efficiencies related to data center optimization.

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

Another contributor was Medarex, a biopharmaceutical company that develops and markets human antibody-based therapeutic products. We were originally attracted to Medarex because it is one of the only companies with a platform development technology for generating fully human antibody therapeutics. We sold our position in early September 2009, when Bristol-Myers Squibb acquired the company.

Charles River Laboratories International also contributed to performance. The company is a clinical research organization that helps pharmaceutical and biotechnology companies develop drugs. When we initiated the position, many investors feared that the weak economy and mergers such as that between Pfizer and Wyeth would impede drug development and decrease the amount of research and development across the industry. This environment was beneficial for stockholders of Charles River Labs, which was attractive to some investors for its relatively robust research and development pipeline.

Data Domain hurt performance for the period. The company provides storage systems that enable organizations of all sizes to manage, retain, and protect their data. We eliminated the position from the Portfolio because we didn’t believe the potential upside for maintaining the stock offset the risks. Specifically, Data Domain was a small company with well-capitalized competition in an industry that is consistently exposed to disruptive technologies.

RHI Entertainment, a market leader in the development and licensing of made-for-television movies and television mini-series, also detracted from performance. The stock suffered because television networks, troubled by lack of sponsorship, pulled back on their commitment to movies and mini-series. As a result, RHI Entertainment’s revenues and earnings suffered. We believe that demand for its products may increase as the economy improves and therefore continue to hold the stock.

As the price of oil and natural gas experienced severe price declines in response to the global economic crisis, demand for ION Geophysical products and services also declined. The company provides advanced systems and services that aid drilling companies. The stock was also troubled by heightened financial risk as a result of a large acquisition made in 2008. This risk caused us to eliminate the stock from our Portfolio.

Despite the renewed economic optimism that prevailed during much of the period, unemployment remained a prominent, ongoing concern. A high unemployment rate may continue to affect the consumer and, as a result, is one of several longer-term hurdles that the U.S. economy continues to face. In this environment, we remain committed to seeking out and holding those companies we think have the potential to generate strong relative growth in earnings and revenues.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Small-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	10 years	Lifetime
	+29.20%	-4.64%	+0.95%	+1.56%	+6.20%

Portfolio profile
Oct. 31, 2009

Total net assets
$0.7 million

Number of holdings
84

Inception date
Sept. 15, 1998

Performance of $1,000,000

	Starting value (Oct. 31, 1999)	Ending value (Oct. 31, 2009)
The Small-Cap Growth Equity Portfolio	$1,000,000	$1,167,683
Russell 2000 Growth Index	$1,000,000	$1,011,926

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 1999, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.20%. Management has volunteered to waive all or a portion of its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.95% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The S&P 500 Index, mentioned on page 16, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Past performance is not a guarantee of future results.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The Portfolio will be affected primarily by changes in stock prices.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

Oct. 31, 2009

Delaware Pooled Trust — The Focus Smid-Cap Growth Equity Portfolio returned +33.07% at net asset value (NAV) with all distributions reinvested during the 12 months ended Oct. 31, 2009, surpassing the +18.21% return of the benchmark Russell 2500™ Growth Index. For complete performance information, see the table on page 22.

The fiscal year began much as the prior one ended. Widespread pessimism continued to grip the global markets and stocks continued their virtual free fall. The U.S. economy pushed further into recession as, in broad terms, banks refused to lend, businesses were unable to borrow, manufacturers slowed production, unemployment crept upward, and consumer spending remained anemic.

Congress threw the financial system a lifeline in the form of a $700 billion “bailout” known as the Troubled Asset Relief Program (TARP). The Federal Reserve lowered the fed funds rate (the rate at which banks lend to one another) to virtually zero and implemented other measures to jump-start the economy.

Beginning in March 2009, favorable earnings reports and activity in mergers and acquisitions contributed to cautious optimism as the Dow Jones Industrial Average (Dow) posted its best month since October 2002. Supported by some additional early signs of an economic recovery, the second quarter of 2009 was the best quarter for the Dow since late 2003. Previously down-and-out sectors like financials led the charge. The technology sector also enjoyed a bit of a rebound as signs of a recovery prompted analysts to predict significant investment in information technology. Confidence seemed to return to the corporate boardrooms as initial public offerings and M&A proposals made headlines on a regular basis. A “new and improved” General Motors emerged from bankruptcy protection in time to participate in the federal government’s cash-for-clunkers program, which took effect in August 2009 and increased auto sales for the industry as a whole. (Source: Bloomberg.)

Moving into the latter part of the fiscal period, the manufacturing sector enjoyed its first signs of expansion since early 2008, and housing began experiencing a slow rebound as borrowers sought to take advantage of low mortgage rates and tax incentives (sources: Institute of Supply Management, U.S. Commerce Department, and National Association of Realtors). Gross domestic product estimates reported by the U.S. Commerce Department for the third quarter of 2009 were the strongest in two years, another sign that the recovery seemed to have begun. After falling below 6,500 in March, the Dow briefly surged past 10,000 in October; the resurgence was primarily a result of more-favorable earnings reports.

Although we are encouraged to see improving economic indicators, we are mindful that these indicators are rising from recessionary lows. Therefore, we are concerned about the nature and magnitude of the market rally that began in March 2009. We believe it was driven in part by investor sentiment moving from extreme risk aversion toward normalization.

We expect to own stocks over a three- to five-year horizon, and we consider each company’s competitive position in both strong and adverse market conditions. The Portfolio remained concentrated, with large positions in a small number of stocks because we believe 20–30 holdings is adequate for diversification.

During the period, we suspected the aversion many investors felt toward risk would abate, and we thus positioned the Portfolio to participate in a rebound. Within the Portfolio, for example, we maintained and monitored a specific basket of stocks that generally had suffered more than the average stock, given the risk-averse posture of the market. These holdings represented a small percentage of the overall Portfolio and we believed the higher risk-reward profile was justified by certain

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

cyclical characteristics. These stocks surged in the rally and contributed to the Portfolio’s outperformance of the benchmark.

With individuals conserving their entertainment dollars, NetFlix was the Portfolio’s top contributor during the fiscal year. This long-term holding continued to dominate rivals in its core DVD-by-mail operations and has positioned itself well to participate in the next phase of digital distribution through partnerships with makers of game consoles and TV/DVD players.

IntercontinentalExchange was another top performer. We believe the electronic trading marketplace is well positioned to benefit from the evolution of exchanges, particularly if futures and derivative markets continue to grow and regulators demand greater transparency. We elected to sell IntercontinentalExchange when the stock outgrew the Portfolio’s market-cap limit. During the market selloff, its market cap fell within our parameters and we bought the stock again.

Another contributor, Whole Foods Market, initially struggled, due in part to the perception that higher-end stores would suffer from the downdraft in the economy. We maintained our position and the stock improved when management slowed capital investments by restricting new store growth and drove profitability by focusing on real cash returns at existing stores.

Unfortunately, the Portfolio owned companies that could not escape the harsh realities of the times. We remain frustrated with Weight Watchers International’s inability to improve its core business (meetings), but held our position because of its growing internet-based operations and food licensing arrangements that provide higher recurring revenues.

Abiomed showed that disappointments in a challenging environment can prove devastating, as the heart-pump manufacturer struggled with clinical trial setbacks. We maintained our relatively small allocation and believe its upside remains significant, given its product successes abroad.

Heartland Payment Systems, a processor of credit and debit card transactions, also struggled during the period. The company suffered a security breach when outside hackers stole significant user data. We examined this issue very closely during a trying time for the company, and came away impressed with the way it was addressed by the company. We also believe the stock sold off more than was warranted. For these reasons, we continue to hold the stock.

The market has moved significantly in a relatively short time frame but we remain concerned about the extent of the rally. However, as long-term investors, we are less focused on short-term market gyrations and quarter-by-quarter earnings comparisons. We continue to adhere to our philosophies and believe we are appropriately positioned for the future. We are bottom-up stock pickers and are not looking to take on more cyclical risk, but we will add or decrease positions or change weightings if we perceive opportunities.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	Lifetime
	+33.07%	-1.08%	+3.56%	+2.71%

Portfolio profile
Oct. 31, 2009

Total net assets
$3.5 million

Number of holdings
30

Inception date
Dec. 1, 2003

Performance of $1,000,000

	Starting value (Dec. 1, 2003)	Ending value (Oct. 31, 2009)
The Focus Smid-Cap Growth Equity Portfolio	$1,000,000	$1,171,718
Russell 2500 Growth Index	$1,000,000	$1,133,517

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Dec. 1, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.12%. Management has volunteered to waive all or a portion of its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.92% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Dow Jones Industrial Average, mentioned on page 20, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

Past performance is not a guarantee of future results.

Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

The Portfolio will be affected primarily by changes in stock prices.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

Oct. 31, 2009

For its fiscal year ended Oct. 31, 2009, Delaware Pooled Trust — The Real Estate Investment Trust Portfolio II returned -2.62% at net asset value (NAV) with all distributions reinvested. In comparison, the Portfolio’s benchmark, the FTSE NAREIT Equity REITs Index, advanced by 0.06% during the same period. Complete annualized performance for the Real Estate Investment Trust Portfolio II is shown in the table on page 26.

Investors in U.S. real estate securities saw tremendous market volatility during the past year. The lack of readily available credit was a problem for businesses and individuals alike, but it was an especially acute challenge for real estate investments trusts (REITs). With access to financing largely cut off (or prohibitively expensive), many investors worried that formerly healthy companies would be unable to survive. As a result, REIT prices fell particularly sharply during the downturn and even lagged the broad U.S. equity market, which itself lost significant ground.

Once credit market conditions improved, so did REIT performance. REIT investors became increasingly comfortable owning companies with higher debt levels and weaker balance sheets. In this environment, the real estate securities market turned in much-improved performance for most of the rest of the period.

As we do in all types of market conditions, we continued to employ our “bottom up” security selection strategy, in which we evaluate potential investments based on our assessment of each company’s growth prospects, relative valuation, and balance-sheet quality (among other factors). Given the highly volatile conditions of the past year, however, our approach was more opportunistic than usual, as we sought to take advantage of shifting conditions in the marketplace.

Early on, the Portfolio was positioned relatively defensively in light of the weak investment environment. We focused on companies with longer lease terms, and we added to our holdings in manufactured-home REITs, which have historically tended to provide steady returns (albeit with relatively limited growth potential). Simultaneously, we limited exposure to companies with shorter-duration leases, and we cut our weighting in mall and office REITs. We also looked to avoid stocks that we believed had significant balance sheet problems.

This defensive stance was generally beneficial during the downturn, but it can be argued that we maintained this positioning for too long into the spring as credit markets loosened and REIT markets advanced. We conservatively calculated that the recovery would be much shorter than it turned out to be. In actuality, credit conditions continued improving, and by summer 2009 it was evident that a more-sustainable improvement had taken place. We began adjusting the Portfolio accordingly, taking measures that included adding more economically sensitive REITs and reducing our healthcare allocation.

During the final months of the fiscal year, we felt it was prudent to once again make the portfolio more defensive. In the short period between July and September alone, the FTSE NAREIT Equity REITs Index advanced by nearly one-third. We saw the advance as unsustainable, and we cut our positions in companies we believed faced serious fundamental challenges or troubled balance sheets.

We emphasize that all of the moves listed above were made at the margins of the Portfolio, designed to take advantage of what we believed were unique opportunities presented by then-current conditions. Our basic emphasis on large-capitalization REITs with strong balance sheets remains unchanged. As always, we continue favoring REITs that we feel exhibit high-quality property portfolios, a focus on fundamentally solid real estate markets, and capable management teams that are focused on the long term.

The most significant negative effects on the Portfolio’s performance compared to its benchmark index came from holdings within the lodging sector. Our intentional lack of exposure in the sector hampered results.

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

A second source of relative underperformance came within the industrials sector, where our group of stocks posted a collective decline of more than 25% for the period. ProLogis, an owner, operator, and developer of industrial properties, was among the Portfolio’s weakest contributors to overall return for the period. The company’s stock suffered as investors worried about the amount of debt on the company’s balance sheet. The Portfolio also lost ground against the benchmark within specialty REITs. Our performance was hindered, for example, by our relatively underweight position versus the index in forest-products company Rayonier, a benchmark component that posted strong returns overall.

On the positive side, our investments in the so-called mixed sector — which consists of companies that own multiple property types or that focus on niches within the real estate market — had positive effects on our results. For instance, we were helped by our position in Digital Realty Trust. This owner/operator of data centers has benefited from the growing number of corporations that choose to cut costs by outsourcing their data-management needs. Liberty Property Trust, an owner/operator of office and industrial properties that benefited from its solid balance sheet, also contributed to the Portfolio’s overall return. During the broad REIT upswing that ran between 2002 and 2007, Liberty’s share price did not inflate as dramatically as many other companies, and the stock’s comparatively tempered nature helped it weather the recent storm.

The strongest individual contributors to the Portfolio’s overall return during the fiscal year included Mack-Cali Realty, an owner/operator of office properties that focuses on the northeastern United States. Despite facing a similar decline in business fundamentals along with the rest of the office sector, Mack-Cali was supported by its strong balance sheet and success in maintaining its tenant base.

At period end, we anticipate continued challenges in REIT markets. It’s very difficult to say how much (if any) growth we can expect in the year ahead. Nonetheless, our philosophy and investment process remain unchanged. We continue aiming to provide investors with a high-quality, research-driven way to invest in REITs.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	10 years	Lifetime
	-2.62%	-14.48%	-1.16%	+9.02%	+6.11%

Portfolio profile
Oct. 31, 2009

Total net assets
$5.2 million

Number of holdings
50

Inception date
Nov. 4, 1997

Performance of $1,000,000

	Starting value (Oct. 31, 1999)	Ending value (Oct. 31, 2009)
FTSE NAREIT Equity REITs Index	$1,000,000	$2,432,197
The Real Estate Investment Trust Portfolio II	$1,000,000	$2,371,194

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 1999, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.20%. Management has volunteered to waive all or a portion of its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.95% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

The Portfolio is considered “nondiversified” as defined in the Investment Company Act of 1940, which means that it may allocate more of its net assets to investments in single securities than a “diversified” portfolio. Thus, adverse effects on any single investment may affect a larger portion of overall assets and subject the Portfolio to greater risks and volatility.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

Oct. 31, 2009

Delaware Pooled Trust — The Core Focus Fixed Income Portfolio returned +17.41% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2009. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Index, returned +13.79% for the same period. Complete annualized performance for The Core Focus Fixed Income Portfolio is shown in the table on page 30.

The fiscal year was a study in contrasts. During the first few months, the financial markets featured the worst conditions that the portfolio management team has ever witnessed. In our opinion, the months afterward offered some of the most attractive fixed income opportunities in decades.

Just prior to the start of the fiscal period, financial markets were jolted by the bankruptcy of storied Wall Street investment bank Lehman Brothers. This event, followed soon after by the near bankruptcy (and ultimate federal bailout) of insurance giant American International Group (AIG), sent the financial markets into a near panic.

Within this context, investor risk aversion was at record levels as the period began, and fixed income investors fled almost uniformly to the relative safety of government securities.

The Portfolio’s relatively conservative investment mandate — the fact that it does not invest in riskier areas of the fixed income market like high yield bonds or emerging market credits — generally helped in mitigating losses during the first months of the fiscal period. At the same time, however, the Portfolio’s underweight position versus its benchmark in Treasury and agency notes hurt its performance. For similar reasons, Portfolio exposure to nonagency mortgage-backed securities (MBS) — those that are not backed by the government — also hurt Portfolio performance, as these securities are generally considered riskier than agency-backed MBS. We decreased Portfolio exposure to nonagency MBS in late 2008.

The Portfolio’s emphasis on higher-quality and liquid investment grade corporate bonds contributed to its relative performance, though corporate bonds (particularly lower-rated corporate bonds) were not immune from the difficult investment climate.

As the second quarter of 2009 began, the market’s broad-based, deep pessimism shifted to a more optimistic outlook and investors rediscovered their appetite for risk. The bond market appeared to anticipate better times ahead as prices rose dramatically on all risk assets. We believe the Portfolio was well positioned for the shift in investor sentiment and, as a result, the Portfolio’s strong returns beginning at that time help to explain its outperforming its benchmark for the complete fiscal period.

Specifically, the Portfolio’s overweight allocation versus the benchmark to investment grade corporate bonds added to results both on an absolute basis and versus the benchmark. Corporate bonds were among the asset classes most affected by the credit crisis, as yields ballooned. However, as credit conditions eased, investment grade corporate bonds experienced a massive and sustained rally. Within the Portfolio, security selection was a significant positive across many industries, including banking, basic industry, communications, consumer (both cyclicals and noncyclicals), and technology. Our emphasis in BBB- and A-rated issues also had a positive effect.

The Portfolio’s underweight position in traditionally conservative agency MBS also contributed to its performance because returns on agency (government-backed) MBS significantly trailed those of corporate bonds as well as nonagency MBS. Overweight positions in nonagency MBS, as well as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), added to Portfolio performance. Our prevailing emphasis on the higher-quality part of the ABS and CMBS sectors, however, modestly offset Portfolio returns because market returns were progressively stronger within the lower-quality categories.

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	Lifetime
	+17.41%	+5.70%	+4.69%	+5.18%

Portfolio profile
Oct. 31, 2009

Total net assets
$20.6 million

Number of holdings
227

Inception date
June 30, 2004

Performance of $1,000,000

	Starting value (June 30, 2004)	Ending value (Oct. 31, 2009)
Barclays Capital U.S. Aggregate Index	$1,000,000	$1,331,444
The Core Focus Fixed Income Portfolio	$1,000,000	$1,309,143

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on June 30, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.63%. Management has voluntarily agreed to reimburse certain expenses and/or waive its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.43% of average daily net assets of the Portfolio. Please see the most recent prospectus for additional information on the fee waivers.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

The letter ratings are provided by S&P and describe the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest quality) to CCC (lowest; highly speculative).

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

Investments in foreign bonds have special risks, which include currency fluctuations, economic and political change, and differing accounting standards. The Portfolio may utilize futures, swaps, and foreign currency contracts for defensive strategy purposes to project or minimize the impact of potential changes.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The High-Yield Bond Portfolio

Oct. 31, 2009

Delaware Pooled Trust — The High-Yield Bond Portfolio returned +46.38% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2009. For the same period, the Merrill Lynch U.S. High Yield Master II Constrained Index returned +49.54%. Complete annualized performance for The High-Yield Bond Portfolio annual report is shown in the table on page 34.

The fiscal year was largely a story in two parts. The period began amid the worst economic and financial markets that the portfolio managers have ever witnessed. The latter part of the period, however, featured a considerable recovery that, in our opinion, featured some of the most attractive opportunities in decades.

Just before the start of the fiscal period, financial markets were jolted by the bankruptcy of storied Wall Street investment bank Lehman Brothers. This event, followed soon after by the near bankruptcy (and ultimate federal bailout) of insurance giant American International Group (AIG), sent the financial markets into a near panic. Within this context, stock and bond prices appeared to be in free fall as the period began, and credit was virtually unavailable. Businesses began to cut capital spending, and large-scale job losses ensued.

By early 2009, bond valuations on all non-Treasury assets had fallen to extreme lows, reflecting a massive “flight to quality” by investors, amid fears of an economic depression. High yield spreads expanded to levels never seen before. During the worst phase of the crisis — October and November 2008 — many bonds rated at or below CCC were yielding more than 20%. As might be expected in a market driven by deep economic troubles, higher-quality BB- and B-rated bonds recorded smaller, but still substantial, losses. (Source: J.P. Morgan.)

In early 2009, the environment for high yield securities took a 180-degree turn. Investors seemed increasingly willing to accept risk as a monumental fiscal stimulus program was signed into law by the president in February. The program was coupled with the Federal Reserve’s commitment to keeping short-term interest rates near zero and a variety of government initiatives designed to restore liquidity and boost confidence in the financial markets. Credit spreads among high yield bonds began to narrow substantially beginning in March, as investors’ confidence in corporate balance sheets and earnings prospects rebounded.

The high yield market also began experiencing significant inflows of investment capital at this time. Year to date (through Sept. 30, 2009, the latest data available), for example, high yield mutual funds took $25.5 billion of inflows, with more than $8 billion of this flow occurring during the third quarter (source: AMG Data Services). Low yields in competing investments such as money market accounts, certificates of deposit, and savings accounts, combined with the huge amounts of liquidity infused by central banks all over the world, helped explain these inflows.

Within the Portfolio during the period, we tended to emphasize companies with, in our view, strong cash flows and other favorable business fundamentals. We especially preferred the basic industry sector — including chemicals and metals/mining, among other groups — because we believed it might benefit from a cyclical upswing.

In addition, the Portfolio generally carried an overweight in B-rated securities because we believed that the most favorable risk and reward opportunities existed there. Conversely, the Portfolio held a lighter-than-benchmark exposure to bonds with a BB rating, which is just below investment grade. Over the course of the fiscal period, this underweight position detracted from Portfolio performance and helped to explain the Portfolio’s

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

underperformance versus the benchmark. The Portfolio’s individual holdings within this category actually outpaced those of the benchmark, but our underweight position ultimately hurt the Portfolio’s relative returns, because BB-rated bonds (which constituted more than 40% of the benchmark during the period) experienced solid returns for the year.

On the positive side, the Portfolio benefited from bonds rated CCC, where it had a return advantage over the benchmark of more than 8 percentage points.

As the period came to a close, we viewed the most attractive part of the market to be in medium- to lower-quality B-rated bonds, as well as in higher-quality CCC-rated bonds. We also continued favoring high yield bonds over leveraged loans, given the large valuation gap that existed.

Even though we believed the high yield asset class had seen the worst of the credit crisis come and go, our plan within the Portfolio at the end of the period remained to proceed with caution. While we believe that default expectations may drop in 2010, we remain mindful that a full 65% of currently outstanding loans and bonds will need to be refinanced in the 2012–2015 time period (source: J.P. Morgan). The bottom line was that we generally began to add risk to the Portfolio without completely throwing caution to the wind from a credit-quality perspective.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The High-Yield Bond Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	10 years	Lifetime
	+46.38%	+5.40%	+6.53%	+7.85%	+7.33%

Portfolio profile
Oct. 31, 2009

Total net assets
$23.6 million

Number of holdings
309

Inception date
Dec. 2, 1996

Performance of $1,000,000

	Starting value (Oct. 31, 1999)	Ending value (Oct. 31, 2009)
The High-Yield Bond Portfolio	$1,000,000	$2,129,523
Merrill Lynch U.S. High Yield Master II Constrained Index	$1,000,000	$1,864,687

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 1999, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.77%. Management has volunteered to waive all or a portion of its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.59% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value–weighted index that tracks the public high yield debt market. Issues included in the Merrill Lynch U.S. High Yield Master II Constrained Index have maturities of one year or more and have a credit rating lower than BBB- by S&P and Baa3 by Moody’s, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The letter ratings are provided by S&P and describe the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest quality) to CCC (lowest; highly speculative).

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Oct. 31, 2009

Delaware Pooled Trust — The Core Plus Fixed Income Portfolio returned +25.55% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2009. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Index, returned +13.79% for the same period. Complete annualized performance for The Core Plus Fixed Income Portfolio is shown in the table on page 38.

The fiscal year was a study in contrasts. During the first few months, the financial markets featured the worst conditions that the portfolio management team has ever witnessed. In our opinion, the months afterward offered some of the most attractive fixed income opportunities in decades.

Just before the start of the fiscal period, financial markets were jolted by the bankruptcy of storied Wall Street investment bank Lehman Brothers. This event, followed soon after by the near bankruptcy (and ultimate federal bailout) of insurance giant American International Group (AIG), sent financial markets into a near panic.

Within this context, risk aversion was at record levels as the period began, and fixed income investors fled almost uniformly to the relative safety of government securities. At that time, the Portfolio’s underweight position versus its benchmark in Treasury and agency notes hurt its performance. For similar reasons, exposure to nonagency mortgage-backed securities (MBS) — those that are not backed by the government — also hurt the Portfolio’s performance. We decreased the Portfolio’s exposure to nonagency MBS as we headed into 2009.

Although the Portfolio had little exposure to high yield debt early in the fiscal period, the positions it did hold also detracted from returns at that time. In fact, during the fourth quarter of 2008, high yield bonds experienced their worst quarterly performance in history (source: J.P. Morgan).

As the second quarter of 2009 began, the market’s deep pessimism shifted to a more optimistic outlook and investors seemed to rediscover their appetite for risk. The bond market appeared to anticipate better times ahead as prices rose dramatically on all risk assets. We believe the Portfolio was well positioned for the shift in investor sentiment, and as a result, the Portfolio’s strong returns beginning at that time help to explain its outperforming the benchmark for the complete fiscal period.

Specifically, the Portfolio’s overweight allocation versus the benchmark to investment grade corporate bonds added to its results both on an absolute basis and versus the benchmark. Corporate bonds were among the asset classes most affected by the credit crisis, as yields ballooned. However, as credit conditions eased, investment grade corporate bonds experienced a massive and sustained rally. Within the Portfolio, security selection was a significant positive across many industries, including banking, basic industry, communications, consumer (both cyclicals and noncyclicals), and technology. Our emphasis in BBB- and A-rated issues also had a positive effect.

The Portfolio’s exposure to high yield and emerging market debt, which are not included in the benchmark index, also helped overall relative performance for the year. Our prevailing emphasis on higher-quality credits, however, moderated performance, as market returns were progressively stronger within the lower-quality categories.

Though the Portfolio’s exposure to them remained limited, emerging markets generally outperformed the benchmark, providing another source of relative strength to the Portfolio. Our emerging market focus was on countries that we believed had good fiscal policies in place prior to the downturn, had less-distressed economies, or had sufficiently flexible economic stimulus programs. These countries tended to experience more-vigorous economic recoveries. Examples of these countries include Indonesia, Brazil, and India, among others.

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	Lifetime
	+25.55%	+7.36%	+6.06%	+6.83%

Portfolio profile
Oct. 31, 2009

Total net assets
$53.6 million

Number of holdings
430

Inception date
June 28, 2002

Performance of $1,000,000

	Starting value (June 28, 2002)	Ending value (Oct. 31, 2009)
The Core Plus Fixed Income Portfolio	$1,000,000	$1,624,755
Barclays Capital U.S. Aggregate Index	$1,000,000	$1,474,728

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on June 28, 2002, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.57%. Management has voluntarily agreed to reimburse certain expenses and/or waive its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.45% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

The letter ratings are provided by S&P and describe the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest quality) to CCC (lowest; highly speculative).

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The International Equity Portfolio

Oct. 31, 2009

Investors have reason to be pleased with the recovery that international equity markets enjoyed during the 12-month period ended Oct. 31, 2009. For the fiscal year, The International Equity Portfolio produced a strong absolute gain of +16.11% at net asset value (NAV) with all distributions reinvested, though it lagged the benchmark MSCI EAFE (Europe, Australasia, Far East) Index (net), which returned +27.71%. Complete annualized performance for The International Equity Portfolio is shown in the table on page 42.

In very strong markets such as we experienced during the fiscal period, the Portfolio’s relative performance was in line with what we would have expected. We attribute this performance to our defensive, value-oriented style. Over the past 12 months, the market displayed unusual levels of volatility. Keep in mind that in the month prior to the beginning of the Portfolio’s fiscal year, the market (as measured by the MSCI EAFE Index) was down by approximately 20%. As the fiscal period unfolded, the market remained extremely volatile — five months were negative and seven were positive. However, there was no clear trend in which negative months were followed by recoveries. Instead, the market fluctuated back and forth in reaction to the news of various government interventions.

Action in currency markets was pronounced as well. For instance, during the period the euro appreciated more than 16% versus the dollar, and the Australian dollar strengthened by a remarkable 37% against the U.S. dollar. (Source: Bloomberg.)

Against this backdrop, we maintained our investment discipline, which is designed to identify companies with reasonable valuations and the potential for long-term appreciation. Toward the end of the fiscal period, this approach led the Portfolio to be overweight in some fairly defensive sectors such as telecommunications and healthcare, both of which underperformed versus the benchmark for the period. We also held underweight positions in the three strongest sectors: materials, industrials, and financials. As a result, most of the Portfolio’s relative underperformance versus the benchmark is attributed to security and sector selection. Currency effects were largely neutral, and our country selection decisions had positive effects.

Our decision to underweight the materials sector (which includes commodities) was a major factor in our underperformance versus the benchmark. In recent months, most global commodity prices staged an impressive recovery after a precipitous decline in 2008. Copper, the bellwether of global industrial activity, was up dramatically by midyear, driving the outperformance of the materials and energy sectors and, to a large extent, emerging markets. The roots of the rally lie in the unprecedented stimulus measures unleashed by central banks and governments world-wide. China implemented a substantial program of fiscal stimulus and monetary easing, in the form of a $600 billion spending program and a large, policy-led acceleration of credit expansion (source: Bloomberg). This explosion in lending and investment is now manifesting itself through a rise in domestic consumption and a rapid recovery in domestic property sales and automobile sales. To us, however, this recovery in commodities appeared fragile: Based on our longer-term analysis, valuations for most metals and mining stocks exceeded their fair values. As a result, we maintained a significant underweight in the materials sector and in emerging markets in general, where materials are an important component of the market.

At the same time, we felt more positive about China’s effects on developed economies in the Pacific Rim, including Australia, Singapore, and Hong Kong. In particular, Australian equities rose 65% and managed to navigate the downturn without falling into recession (all country returns based on MSCI country indices). In addition, Australian authorities began raising interest rates, which caused the Australian dollar to rise markedly versus the U.S. dollar.

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

Equity performance in Singapore and Hong Kong also was strong, rising 63% and 64%, respectively. Equity markets in these regions benefited from the recovery in China as well as from the fact that the financial sector, which dominates both economies, was up significantly. In Singapore, banks, diversified financials, and real estate together make up 49% of market capitalization; in Hong Kong the percentage is 63%. (Source: Bloomberg.)

Not surprisingly, some of the Portfolio’s best-performing stocks were financial companies located in the Pacific Rim. These included Wharf Holdings, the Hong Kong–based property developer; Wesfarmers, the Australian conglomerate whose operations include insurance (as well as mining, energy, supermarkets, and department stores); National Australia Bank; and the Singapore-based Oversea-Chinese Banking. At the end of the period, the Portfolio maintained each of the holdings.

While the Portfolio’s holdings of European financial companies performed relatively well — examples include Fortis, Banco Santander, and UniCredito — the Portfolio was underweight in the financial sector overall, which hurt performance. At period end, each of these stocks remained in the Portfolio.

Japan was one of the worst-performing markets during the fiscal year, with an overall return of 13.76%. Although the Portfolio was slightly underweight in the Japanese market, our security selection suffered due to a marked rotation into riskier holdings and out of the defensive sectors in which we found more value. As a result, nine of the 10 weakest performers in the Portfolio were Japanese stocks, including Kao, Seven & I Holdings, and West Japan Railway. We remain confident that these holdings are solid enterprises, and we believe performance may improve in a market environment less focused on cyclical growth.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	10 years	Lifetime
	+16.11%	-5.13%	+5.47%	+6.31%	+8.34%

Portfolio profile
Oct. 31, 2009

Total net assets
$913.1 million

Number of holdings
57

Inception date
Feb. 4, 1992

Performance of $1,000,000

	Starting value (Oct. 31, 1999)	Ending value (Oct. 31, 2009)
The International Equity Portfolio	$1,000,000	$1,844,301
MSCI EAFE Index (gross)	$1,000,000	$1,273,148
MSCI EAFE Index (net) (benchmark)	$1,000,000	$1,224,563

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 1999, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.87%.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return reflects the maximum possible dividend reinvestment. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is presently closed to new investors.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

Oct. 31, 2009

Investors have reason to be pleased with the recovery that international equity markets enjoyed during the 12-month period ended Oct. 31, 2009. For the fiscal year, The Labor Select International Equity Portfolio produced a strong absolute gain of +16.76% at net asset value (NAV) with all distributions reinvested, though it lagged the benchmark MSCI EAFE (Europe, Australasia, Far East) Index (net), which returned +27.71%. Complete annualized performance for The Labor Select International Equity Portfolio is shown in the table on page 46.

In very strong markets such as we experienced during the fiscal period, the Portfolio’s relative performance was in line with what we would have expected. This performance is due to our defensive, value-oriented style. Over the past 12 months, the market displayed unusual levels of volatility. Keep in mind that in the month prior to the beginning of the Portfolio’s fiscal year, the market (as measured by the MSCI EAFE Index) was down by approximately 20%. As the fiscal period unfolded, the market remained extremely volatile — five months were negative and seven were positive. However, there was no clear trend in which negative months were followed by recoveries. Instead, the market fluctuated back and forth in reaction to the news of various government interventions.

Action in currency markets was pronounced as well. For instance, during the period the euro appreciated more than 16% versus the dollar, and the Australian dollar strengthened by a remarkable 37% against the U.S. dollar. (Source: Bloomberg.)

Against this backdrop, we maintained our investment discipline, which is designed to select companies with reasonable valuations and the potential for long-term total return. This approach often leads us to defensive sectors such as telecommunications and healthcare, both of which underperformed this year. We also underweighted the three strongest sectors: materials, industrials, and financials. As a result, most of the Portfolio’s relative underperformance versus the benchmark is attributed to security and sector selection. Currency effects were largely neutral, and our country selection decisions had positive effects.

Our decision to underweight the materials sector (which includes commodities) was a major factor in our underperformance versus the benchmark. In recent months, most global commodity prices staged an impressive recovery after a precipitous decline in 2008. Copper, the bellwether of global industrial activity, was up dramatically by midyear, driving the outperformance of the materials and energy sectors and, to a large extent, emerging markets. The roots of the rally lie in the unprecedented stimulus measures unleashed by central banks and governments world-wide. China implemented a substantial program of fiscal stimulus and monetary easing, in the form of a $600 billion spending program and a large, policy-led acceleration of credit expansion (source: Bloomberg). This explosion in lending and investment is now manifesting itself through a rise in domestic consumption and a rapid recovery in domestic property sales and automobile sales. To us, however, this recovery in commodities appeared fragile: Based on our longer-term analysis, valuations for most metals and mining stocks exceeded their fair values. As a result, we maintained a significant underweight in the materials sector and in emerging markets in general, where materials are an important component of the market.

At the same time, we felt more positive about China’s effects on developed economies in the Pacific Rim, including Australia, Singapore, and Hong Kong. In particular, Australian equities rose 65% and managed to navigate the downturn without falling into recession (all country returns based on MSCI country indices). In addition, Australian authorities began raising interest rates, which caused the Australian dollar to rise markedly versus the U.S. dollar.

Equity performance in Singapore and Hong Kong also was strong, rising 63% and 64%, respectively. Equity markets in these countries benefited from the recovery in China as well as from the fact that the financial sector, which dominates both economies, was up significantly. In Singapore, banks, diversified financials, and real estate together make up 49% of market capitalization; in Hong Kong the percentage is 63%. (Source: Bloomberg.)

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

Not surprisingly, some of our top-performing stocks were financial companies located in the Pacific Rim: Wharf Holdings, the Hong Kong–based property developer; Wesfarmers, the Australian conglomerate whose operations include insurance (as well as mining, energy, supermarkets, and department stores); National Australia Bank; and the Singapore-based United Overseas Bank. At the end of the period, the Portfolio maintained each of the holdings.

We were much more comfortable with banks in the Pacific Rim compared to banks in Europe, for a number of reasons: they are generally better capitalized; there’s much less risk associated with toxic assets; and they are more concentrated on traditional banking operations. Lending to companies in Asia is still profitable because there is strong economic growth potential. European and U.S. banks tend to chase higher returns on equity via structured products, which, as we learned during the credit crisis, can be a far riskier strategy.

While the Portfolio’s holdings of European financial companies performed relatively well — examples include Fortis, Banco Santander, and UniCredit — the Portfolio was underweight in the financial sector overall, which hurt performance. At period end, each of these stocks remained in the Portfolio.

Japan was one of the worst-performing markets during the fiscal year, with an overall return of 13.76%. Although the Portfolio was slightly underweight in the Japanese market, our security selection suffered due to a marked rotation into riskier holdings and out of the defensive sectors in which we found more value. As a result, nine of the 10 weakest performers in the Portfolio were Japanese stocks, including Kao, Seven & I Holdings, and West Japan Railway. We remain confident that these holdings are solid enterprises, and we believe performance may improve in a market environment less focused on cyclical growth.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	10 years	Lifetime
	+16.76%	-5.13%	+5.57%	+6.49%	+8.26%

Portfolio profile
Oct. 31, 2009

Total net assets
$797.7 million

Number of holdings
49

Inception date
Dec. 19, 1995

Performance of $1,000,000

	Starting value (Oct. 31, 1999)	Ending value (Oct. 31, 2009)
The Labor Select International Equity Portfolio	$1,000,000	$1,874,603
MSCI EAFE Index (gross)	$1,000,000	$1,273,148
MSCI EAFE Index (net) (benchmark)	$1,000,000	$1,224,563

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 1999, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.87%.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return reflects the maximum possible dividend reinvestment. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio will be affected primarily by changes in stock prices.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio

Oct. 31, 2009

One year — and the market’s more reasoned evaluation of fundamentals — has made a remarkable difference within the emerging markets asset class. Over the fiscal period, these markets delivered strong returns. For the 12-month period ended Oct. 31, 2009, Delaware Pooled Trust — The Emerging Markets Portfolio with all distributions reinvested returned +57.05% at net asset value (NAV). The Portfolio’s benchmark, the MSCI Emerging Markets Index (net), returned +64.13%. For the Portfolio’s complete annualized performance, please see the table on page 50.

As managers who follow a strict valuation discipline, we believe the Portfolio’s underperformance of its benchmark was still a solid achievement. We generated a significant absolute return while remaining true to an investment process that places a strong emphasis on preserving capital.

To summarize some of the factors that contributed to this dramatic turnaround for emerging markets: At the outset of last year’s global market crisis, emerging markets had been — unfairly, we believe — tarred with the same brush as developed markets. For example, banks in emerging markets had largely been far more selective in their lending — focusing on stable, conventional loan instruments in their home markets. In addition, these economies had been developing their own domestic spending base and, though still heavily reliant on exports, the imbalance had been diminishing. One additional platform supporting the positive reassessment by investors was the fact that many of these countries have, in recent years, paid down a considerable amount of their short-term debts. (Source: Bloomberg.)

Our underperformance for the period versus the MSCI Emerging Markets Index was largely attributable to our long-term valuation perspective. We declined to follow benchmark weights in countries and sectors where we viewed the enormous gains as driven, at least partially, by short-term momentum buying rather than by fundamental factors. Money had been pouring into these markets, and the massive upswing generated, in our view, too much excitement. One country that stands out in this regard is India, which gained more than 75% for the period (all country returns based on MSCI country indices). Notwithstanding recent elections that have opened the door to much-needed infrastructure investment and regulatory and financial reforms, a new course remains to be implemented. In our opinion, India’s stock valuations have remained high, and we’ve been hard-pressed to find opportunities there that adequately meet our investment discipline. Our underweight in India hurt our relative performance.

On the sector side, our overweight in telecommunications also detracted from relative performance. The Portfolio’s highly defensive focus continued to make telecommunications stocks attractive as their strong free cash flows supported high dividend yields. In general terms, many of our telecom holdings have been moving steadily ahead, expanding the market penetration of their phones and range of services. Two telecoms that disappointed during this period were mobile phone operators Mobile TeleSystems (MTS), a Russian company, and Egypt’s Orascom Telecom Holding. Although the Russian mobile-phone market is fairly well penetrated, we believed MTS had an opportunity to sell more usage services than it did, and we were optimistic about its growth potential. We continued to hold MTS at period end. Orascom has been very active in the Middle East, Africa, and Asia, often facing limited competition. We believe that countries like Egypt have been overlooked as investors have focused their interest on the more mainstream emerging market countries, most notably the BRIC countries: Brazil, Russia, India, and China. As a result, we see potential upside for Orascom in the years ahead, and continue to maintain a position in the stock.

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

On the positive side, within the Portfolio the consumer discretionary sector turned in sizable returns of 81% — its subsector, automobiles, experienced the greatest gain within this sector. Both the developed and emerging markets have seen their governments pushing stimulus money at consumers. In many parts of the globe, this translated into heightened demand for autos. The Portfolio’s overweight position in South Korea’s Hyundai helped us take advantage of this temporary sea of stimulus money, including the cash-for-clunkers program in the United States, and had positive effects on relative as well as absolute performance.

Portfolio holdings in Taiwan also performed relatively well during the period, particularly those in the information technology sector. As mainland China’s dialogue with Taiwan continued during the period, many Taiwanese companies profited from China’s explosive growth. One beneficiary was MediaTek, one of the world’s leading software developers for mobile phone operating systems. According to our research, when China was handing out stimulus cash, this translated into a strong surge in mobile phone purchases. We held an overweight position in MediaTek over the period (and held the stock at period end).

The Portfolio also benefited from its exposure to Turkish, Chinese, and Russian markets. We had built up our position in Turkey substantially in 2008, and the market there had a strong year. Turkey was up 65% for the period. The Portfolio’s story for China and Russia played out differently. We had added to our positions in these countries as the markets fell in late 2008. Later in the 12-month period, China’s performance began to decline, but by then we had sold out of stretched positions. Similarly, with Russia for the period, we took some profits for the Portfolio during the market’s rebound, as valuations became less attractive. In both countries, we believe our concentration on a structured valuation process enabled us to time our exit favorably.

We ended the fiscal period with a balance of cautionary and sanguine observations. We believe investors who bring reasonable expectations to the emerging markets and a long-term outlook tend to leave themselves less open to disappointment. Emerging markets have matured a lot in recent years. We hold the view that, though considerable risks remain in many of these countries, the discount in valuation of emerging compared to developed markets should be much lower than it was in prior periods, generally speaking. At fiscal year end, we continued to believe that, on a very-long-term basis, over multiple years, the emerging market asset class continues to hold the potential for comparatively favorable returns.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	10 years	Lifetime
	+57.05%	+6.88%	+15.64%	+15.86%	+10.01%

Portfolio profile
Oct. 31, 2009

Total net assets
$597.6 million

Number of holdings
71

Inception date
April 16, 1997

Performance of $1,000,000

	Starting value (Oct. 31, 1999)	Ending value (Oct. 31, 2009)
The Emerging Markets Portfolio	$1,000,000	$4,357,435
MSCI Emerging Markets Index (gross)	$1,000,000	$2,964,818
MSCI Emerging Markets Index (net) (benchmark)	$1,000,000	$2,881,730

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 1999, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.14%.

The purchase reimbursement fee (0.55%) and redemption reimbursement fee (0.55%) are paid to the Portfolio. The fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the “performance of $1,000,000” chart.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries world-wide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return reflects the maximum possible dividend reinvestment. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

The Portfolio will be affected primarily by changes in stock prices.

The Portfolio is presently closed to new investors.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

Oct. 31, 2009

For its fiscal year ended Oct. 31, 2009, Original Class shares of The Global Real Estate Securities Portfolio returned +13.75% at net asset value (NAV) with all distributions reinvested. In comparison, the Portfolio’s benchmark, the FTSE EPRA/NAREIT Global Real Estate Index, returned +22.79% during the same period. For complete annualized performance, see the table on page 54.

Investors in global real estate securities experienced unprecedented market volatility during the Portfolio’s fiscal year.

As the fiscal year began, the world economy was in turmoil. For several months thereafter, credit markets nearly ceased to function. In this environment, financial markets fell sharply. Risky investments fared very poorly, and all but the least-volatile fixed income securities lost substantial value. The lack of available credit was a problem for businesses and individuals alike, but it was an especially acute challenge for real estate investment trusts (REITs) and other property companies. With access to financing largely cut off (or prohibitively expensive), many investors worried that formerly healthy companies might be unable to survive. As a result, global real estate securities fell sharply.

Because of the vital role that credit plays in the REIT universe, it’s not surprising that once credit market conditions improved, so did the performance of real estate securities. Beginning in March 2009, credit became easier to obtain, and global real estate securities (represented by the FTSE EPRA/NAREIT Global Real Estate Index) turned in much-improved performance. In fact, according to our research, as investors’ pessimism turned to optimism, many of the same REITs that had fared the worst during the downturn ended up among the best performers when markets turned positive.

Among the notable sources of the Portfolio’s underperformance was the negative effect of stock selection within Japan, where we owned, in our view, a number of high-quality, larger-capitalization stocks with strong balance sheets. These real estate companies generally held up well during the market downturn in the first half of the period. However, they did not fare well later, when the market began favoring riskier, more-leveraged companies. Two examples include Aeon Mall and Mitsubishi Estate Company. Aeon, a developer and manager of large shopping malls throughout the country, experienced declining sales within its specialty-store tenants. The company also announced that it would be opening fewer shopping centers during the next two years, which may have added to the pressure on the company’s stock. We sold Aeon during the fiscal period, after it met one or more of our liquidation criteria.

A company with broad reach, Mitsubishi Estate Company has significant activity in markets that include housing, office buildings, parking lots, and hotels. Toward the end of the Fund’s fiscal period, Mitsubishi reported second-quarter earnings that were 10% weaker than the year-earlier period. The company’s shares, already somewhat depressed, dipped further. The company remains in the Portfolio, however, as we believe in the attractive location of its properties, especially the Marunouchi area in central Tokyo — which represents 80% of the firm’s net operating income and is one of the most expensive and sought after pieces of real estate in the world.

An underweight in Hong Kong property stocks, which as a group did well during the market’s upturn, also detracted from the Portfolio’s performance versus the benchmark. Like those in other emerging markets, many Hong Kong–based real estate securities tend to experience greater levels of volatility than the typical REIT. While our Hong Kong allocation was a source of strength in absolute terms, our underweight compared to the index had negative effects on the Portfolio’s relative performance.

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

Among individual holdings, Brazil’s BR Malls Participacoes, the country’s largest shopping center company, was a positive performer. BR Malls continued to benefit from several growth trends, including favorable demographics, an expanding culture of consumerism within Brazilian society, and a more stable government backdrop. Elsewhere, Shimao Property Holdings, a large, well-diversified Chinese homebuilder, also performed well, bolstered by what we view as a strong balance sheet and solid management team. BR Malls and Shimao were no longer in the Portfolio at the end of the period, having met one or more of our criteria for selling the shares.

As we do in all types of market conditions, we continued to employ our “bottom up” security selection strategy, in which we evaluated each company based on thorough evaluations of its growth prospects, relative valuation, and balance-sheet quality (among other factors). Given the highly volatile conditions of the past year, however, our approach was more opportunistic than usual, as we sought to take advantage of shifting opportunities in the marketplace.

Early on, as the investment environment deteriorated, we made the Portfolio more defensive. For instance, we focused on companies with longer lease terms, including healthcare and “triple net” REITs. Triple-net leases, in which tenants pay all property maintenance costs in addition to rent, tend to be relatively defensive investments because the business provides a greater income stream. Simultaneously, we limited our exposure to companies with shorter-duration leases — such as hotel companies, which tend to have uncertain cash flows relative to other sectors. We also looked to avoid stocks with significant balance sheet problems.

This defensive stance had positive effects on the Portfolio’s performance during the downturn, although it could be argued that we maintained this positioning for too long into the spring as credit markets loosened and the REIT markets advanced. We conservatively calculated that the recovery would be much shorter than it turned out to be. In actuality, credit conditions continued improving, and by summer 2009 it was evident that a longer-lived improvement had taken place. We began adjusting the Portfolio accordingly, including the following measures:

  We increased exposure to emerging markets such as Brazil, China, and Singapore.

  After we felt that emerging-market gains had peaked, we increased allocations within developed markets, including the United Kingdom, Canada, Australia, and the United States. Rebounds in these established economies trailed those of emerging economies.

We emphasize that the moves listed above were made at the margins of the Portfolio, poised to take advantage of what we believed were unique opportunities presented by the current conditions. Indeed, Brazilian exposure was decreased substantially by the end of the fiscal period. Our basic emphasis on large-capitalization REITs with strong balance sheets remains unchanged. As always, we continue favoring REITs that we believe exhibit high-quality property portfolios, a focus on fundamentally solid real estate markets, and capable management teams that are focused on the long term. We will continue to maintain this focus, aiming to provide investors with a high-quality, research-driven way to invest in REITs.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	Lifetime
Original Class	+13.75%	-15.56%
Class P	+14.03%	-15.77%

Portfolio profile
Oct. 31, 2009

Total net assets
$54.8 million

Number of holdings
86

Inception date
Jan. 10, 2007

The Global Real Estate Securities Portfolio offers two classes of shares: Original Class and Class P.

Performance of $1,000,000

	Starting value (Jan. 10, 2007)	Ending value (Oct. 31, 2009)
FTSE EPRA/NAREIT Global Real Estate Index	$1,000,000	$642,874
The Global Real Estate Securities Portfolio (Original Class)	$1,000,000	$622,004

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Jan. 10, 2007, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.12%, excluding 12b-1 fees. Management has contracted to waive all or a portion of its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 1.07% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Original Class shares are not subject to sales charges or 12b-1 fees and are available to investors investing $1 million in The Global Real Estate Securities Portfolio or in the aggregate across the portfolios comprising Delaware Pooled Trust, subject to certain exceptions. Class P shares charge a 12b-1 fee of 0.25% but are not subject to sales charges. Class P shares are available to defined contribution plans making a minimum investment of $5 million, subject to certain exceptions. Please see the applicable prospectus for more information concerning the eligibility, fees and expenses for each class.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The FTSE EPRA/NAREIT Global Real Estate Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) world-wide. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is considered “nondiversified” as defined in the Investment Company Act of 1940, which means that it may allocate more of its net assets to investments in single securities than a “diversified” portfolio. Thus, adverse effects on any single investment may affect a larger portion of overall assets and subject the Portfolio to greater risks and volatility.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Global Fixed Income Portfolio

Oct. 31, 2009

Based on the recovery of financial markets and the strength of foreign currencies relative to the U.S. dollar, The Global Fixed Income Portfolio returned +17.52% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2009. A large portion of this return was a result of currency movements, as the U.S. dollar weakened significantly during the period. The Portfolio outpaced the performance of its benchmark, the Citigroup® World Government Bond Index, which gained +16.26% for the same period. Complete annualized performance for The Global Fixed Income Portfolio is shown in the table on page 58.

The 12-month period can best be described as a year of two halves. In the first half, risk aversion dominated. This was a global phenomenon that affected all markets in which we invest. It was a challenging time because fearful investors are typically slow to react to opportunity. Yet we attempted to take advantage of this market paralysis with a strategy of looking for good values, despite the crisis and the credit crunch.

We were a bit early, and the Portfolio lagged in terms of benchmark-relative performance during the first two quarters of the fiscal period. Bond prices reached rock bottom in March 2009; after that, we began seeing a strong recovery in risk assets. Government interventions, both monetary and fiscal, came to the rescue. Interest rates were slashed to virtually zero in many countries, and government spending around the world expanded enormously. These measures were effective in injecting life back into the fixed income markets, and our strategies began paying off in the second half of the period.

As always, we focused on relative prospective real yield, or PRY, which is a measure of a market’s 10-year bond yield adjusted by our assessment of inflation for the next two years. Our PRY analysis led us to perceived opportunities in some of the smaller markets in Europe, such as Italy, Spain, and Ireland. As the credit crunch unfolded, many investors shunned credits issued by these countries. As a result, spreads widened, and we availed ourselves of what we saw as new opportunities in these markets. As noted above, this strategy was not particularly effective during the first half of the period. But during the spring and summer of 2009, those markets outperformed strongly.

One of the most positive stories in the Portfolio comes from one of the newest members of the European Union, Poland. We initiated exposure to Poland at the beginning of 2009, based on our observation that productivity was improving while inflation was likely to remain in check. These factors appeared to provide support for government bonds and the Polish zloty. Although our strategy didn’t perform well initially, the tide began to turn starting in the summer and into the fall of 2009. As a result, we “took profits” for the Portfolio, and cut our 8% weighting in half (down to 4%).

The Portfolio also benefited from an overweight position in Australia. The Australian economy has weathered the downturn fairly well, and the Australian dollar rallied as commodity prices bounced back. In addition, the Reserve Bank of Australia was one of the first central banks to start raising interest rates, a move that has made the currency more competitive. Our Australian credits have been average performers in local terms, but the currency exposure has provided a relatively strong boost to the Portfolio’s returns.

Portfolio returns were less successful from the overweighted allocation to Mexico. We’ve maintained the Portfolio’s Mexican exposure for quite some time because we like the fundamentals in this market: We feel comfortable that inflation is under control, and the Mexican government has been cutting rates to try to stimulate growth. Unfortunately, Mexico has been a laggard when it comes to bouncing off the depressed levels of last year. Strong trade linkages with the United States damaged the Mexican economy and the

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

peso bore the brunt of the damage. We believe the Mexican bonds in the Portfolio still represent good value, and that the recent recovery in currency has the potential to continue.

At the end of 2008, we gradually initiated exposure to corporate bonds. Although corporate bonds are not a component of the benchmark, we noticed that the spreads between corporate and government bonds were extremely wide, and we felt they offered value on a medium-term basis. Again, the strategy underperformed initially. However, as investors’ risk aversion moderated, the Portfolio ultimately benefited from the exposure.

From approximately the start of 2009 through the end of the fiscal period, the Portfolio enjoyed strong returns attributable primarily to the strength of the euro and other currencies versus the U.S. dollar. In general, we do not actively manage currencies to seek higher returns. Rather, we recognize currency fluctuations as a major source of volatility, and we have policies in place to manage currency risk. We might only intervene when we believe a currency is extremely overvalued — by two standard deviations or more. For example, during the previous fiscal year (ended October 2008), we hedged both the pound sterling and the euro back into dollars when both currencies hit two standard deviations of overvaluation relative to the dollar. Both hedges were helpful in mitigating the effects of currency weakness that year. At this period’s end, however, the only hedge in place was from the euro into pound sterling.

The Global Fixed Income Portfolio currently holds a benchmark-neutral weighting in the U.S. market. Our PRY valuation rates the U.S. as having merely average prospects. Bond yields are quite low, and we think economic recovery in the U.S. is going to be slow and inconsistent. Weakness abounds, whether you look at capacity utilization, gross domestic product relative to potential (the so-called output gap), or the rate of unemployment compared to normal levels. This implies that core inflation should remain extremely low in the U.S., although we do see the potential for a bit of headline inflation because of rebounding oil and food prices.

In spite of the period’s second-half recovery, we know that strong economic headwinds remain, particularly in some of the countries where consumer indebtedness rose to unprecedented levels — such as in the United Kingdom, Ireland, and Spain. Debt in those countries needs to be worked off, and doing so could likely take time. At the close of the fiscal year, we viewed the current recovery as likely to be fragile and halting around the globe.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Global Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	10 years	Lifetime
	+17.52%	+9.90%	+6.62%	+8.41%	+8.57%

Portfolio profile
Oct. 31, 2009

Total net assets
$143.2 million

Number of holdings
59

Inception date
Nov. 30, 1992

Performance of $1,000,000

	Starting value (Oct. 31, 1999)	Ending value (Oct. 31, 2009)
The Global Fixed Income Portfolio	$1,000,000	$2,242,426
Citigroup World Government Bond Index	$1,000,000	$1,914,412

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 1999, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.62%. Management has volunteered to waive all or a portion of its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.60% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Citigroup World Government Bond Index is a market capitalization–weighted benchmark that tracks the performance of 23 world government bond markets. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is considered “nondiversified” as defined in the Investment Company Act of 1940, which means that it may allocate more of its net assets to investments in single securities than a “diversified” portfolio. Thus, adverse effects on any single investment may affect a larger portion of overall assets and subject the Portfolio to greater risks and volatility.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio is presently closed to new investors.

2009 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The International Fixed Income Portfolio

Oct. 31, 2009

Based on the recovery of financial markets and the strength of foreign currencies relative to the U.S. dollar, The International Fixed Income Portfolio returned +18.86% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2009. A large portion of this return was a result of currency movements, as the U.S. dollar weakened significantly during the period. The Portfolio, however, trailed the performance of its benchmark, the Citigroup® Non-U.S. World Government Bond Index, which gained +19.26% for the same period. Complete annualized performance for The International Fixed Income Portfolio is shown in the table on page 62.

The 12-month period can best be described as a year of two halves. In the first half, risk aversion dominated. This was a global phenomenon that affected all markets in which we invest. It was a challenging time because fearful investors are typically slow to react to opportunity. Yet we attempted to take advantage of this market paralysis with a strategy of looking for good values, despite the crisis and the credit crunch.

We were a bit early, and the Portfolio lagged in terms of benchmark-relative performance during the first two quarters of the fiscal period. Bond prices reached rock bottom in March 2009; after that, we began seeing a strong recovery in risk assets. Government interventions, both monetary and fiscal, came to the rescue. Interest rates were slashed to virtually zero in many countries, and government spending around the world expanded enormously. These measures were effective in injecting life back into the fixed income markets, and our strategies began paying off in the second half of the period.

As always, we focused on relative prospective real yield, or PRY, which is a measure of a market’s 10-year bond yield adjusted by our assessment of inflation for the next two years. Our PRY analysis led us to what we viewed as opportunities in some of the smaller markets in Europe, such as Italy and Ireland. As the credit crunch unfolded, many investors shunned credits issued by these countries. As a result, spreads widened, and we availed ourselves of what we saw as new opportunities in these markets. As noted above, this strategy was not particularly effective during the first half of the period. But during the spring and summer of 2009, those markets outperformed strongly.

One of the most positive stories in the Portfolio comes from one of the newest members of the European Union, Poland. We initiated exposure to Poland at the beginning of 2009, based on our observation that productivity was improving while inflation was likely to remain in check. These factors appeared to provide support for government bonds and the Polish zloty. Although our strategy didn’t perform well initially, the tide began to turn in the summer and into the fall of 2009. As a result, we “took profits” for the Portfolio and cut our 8% weighting in half (down to 4%).

The Portfolio also benefited from an overweight position in Australia. The Australian economy has weathered the downturn fairly well, and the Australian dollar rallied as commodity prices bounced back. In addition, the Reserve Bank of Australia was one of the first central banks to start raising interest rates, a move that has made the currency more competitive. Our Australian credits have been average performers in local terms, but the currency exposure provided a relatively strong boost to the Portfolio’s returns.

Portfolio returns were less successful from the overweighted allocation to Mexico. We’ve maintained the Portfolio’s Mexican exposure for quite some time because we like the fundamentals in this market: We feel comfortable that inflation is under control, and the Mexican government has been cutting rates to try to stimulate growth. Unfortunately, Mexico has been a laggard when it comes to bouncing off the depressed levels of last year. Strong trade linkages with the U.S. damaged the Mexican economy and the peso bore the brunt of the damage. We believe the Mexican bonds in the Portfolio still represent good value, and that the recent recovery in currency has the potential to continue.

The views expressed are current as of the date of this report and are subject to change.

2009 Annual report • Delaware Pooled Trust

At the end of 2008, we gradually initiated exposure to corporate bonds. Although corporate bonds are not a component of the benchmark, we noticed that the spreads between corporate and government bonds were extremely wide, and we felt they offered value on a medium-term basis. Again, the strategy underperformed initially. However, as investors’ risk aversion moderated, the Portfolio ultimately benefited from the exposure.

From approximately the start of 2009 until the end of the fiscal period, the Portfolio enjoyed strong returns attributable primarily to the strength of the euro and other currencies versus the U.S. dollar. In general, we do not actively manage currencies to seek higher returns. Rather, we recognize currency fluctuations as a major source of volatility, and we have policies in place to manage currency risk. We might only intervene when we believe a currency is extremely overvalued — by two standard deviations or more. For example, during the previous fiscal year (ended October 2008), we hedged both the pound sterling and the euro back into dollars when both currencies hit two standard deviations of overvaluation relative to the dollar. Both hedges were helpful in mitigating the effects of currency weakness that year. At this period’s end, however, the only hedge in place was from the euro into pound sterling.

In spite of the second-half fiscal period recovery, we know that strong economic headwinds remain, particularly in some of the countries where consumer indebtedness rose to unprecedented levels — such as in the United Kingdom, Ireland, and Spain. Debt in those countries needs to be worked off, and doing so could likely take time. At the close of the fiscal year, we viewed the current recovery as likely to be fragile and halting around the globe.

2009 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The International Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio performance
Average annual total returns (at NAV)
Periods ended Oct. 31, 2009	1 year	3 years	5 years	10 years	Lifetime
	+18.86%	+10.33%	+6.49%	+7.86%	+7.03%

Portfolio profile
Oct. 31, 2009

Total net assets
$19.5 million

Number of holdings
46

Inception date
April 11, 1997

Performance of $1,000,000

	Starting value (Oct. 31, 1999)	Ending value (Oct. 31, 2009)
The International Fixed Income Portfolio	$1,000,000	$2,130,587
Citigroup Non-U.S. World Government Bond Index	$1,000,000	$1,909,641

2009 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 1999, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.72%. Management has volunteered to waive all or a portion of its management fees from March 1, 2009, until such time as the waiver is discontinued in order to prevent total annual Portfolio operating expenses from exceeding 0.60% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Citigroup Non-U.S. World Government Bond Index is a market capitalization–weighted benchmark that tracks the performance of 22 world government bond markets. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Portfolio is considered “nondiversified” as defined in the Investment Company Act of 1940, which means that it may allocate more of its net assets to investments in single securities than a “diversified” portfolio. Thus, adverse effects on any single investment may affect a larger portion of overall assets and subject the Portfolio to greater risks and volatility.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is presently closed to new investors.

2009 Annual report • Delaware Pooled Trust

Disclosure of Portfolio expenses

For the period May 1, 2009 to October 31, 2009

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on The Emerging Markets Portfolio; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees on Class P shares of The Global Real Estate Securities Portfolio and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Certain of the Portfolios’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to a Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Pooled® Trust
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/09 to
	5/1/09	10/31/09	Ratio	10/31/09
Actual Portfolio Return
The Large-Cap
Value Equity
Portfolio	$1,000.00	$1,183.40	0.69%	$3.80
The Select 20
Portfolio	1,000.00	1,185.70	0.89%	4.90
The Large-Cap
Growth Equity
Portfolio	1,000.00	1,183.60	0.65%	3.58
The Small-Cap
Growth Equity
Portfolio	1,000.00	1,405.90	0.77%	4.67
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	1,233.70	0.92%	5.18
The Real Estate
Investment Trust
Portfolio II	1,000.00	1,213.70	0.93%	5.19
The Core Focus
Fixed Income
Portfolio	1,000.00	1,106.80	0.43%	2.28
The High-Yield
Bond Portfolio	1,000.00	1,256.40	0.59%	3.36
The Core Plus
Fixed Income
Portfolio	1,000.00	1,169.70	0.45%	2.46
The International
Equity Portfolio	1,000.00	1,271.30	0.86%	4.92
The Labor Select
International Equity
Portfolio	1,000.00	1,284.00	0.86%	4.95
The Emerging
Markets Portfolio	1,000.00	1,356.80	1.15%	6.83
The Global Real Estate
Securities Portfolio
Original Class	1,000.00	1,332.50	1.07%	6.29

2009 Annual report • Delaware Pooled Trust

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/09 to
	5/1/09	10/31/09	Ratio	10/31/09
Actual Portfolio Return (continued)
The Global Real
Estate Securities
Portfolio Class P	$1,000.00	$1,333.30	1.32%	$7.76
The Global Fixed
Income Portfolio	1,000.00	1,129.10	0.60%	3.22
The International
Fixed Income
Portfolio	1,000.00	1,161.70	0.60%	3.27
Hypothetical 5% Return (5% return before expenses)
The Large-Cap
Value Equity
Portfolio	1,000.00	1,021.73	0.69%	3.52
The Select 20
Portfolio	1,000.00	1,020.72	0.89%	4.53
The Large-Cap
Growth Equity
Portfolio	1,000.00	1,021.93	0.65%	3.31
The Small-Cap
Growth Equity
Portfolio	1,000.00	1,021.32	0.77%	3.92
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	1,020.57	0.92%	4.69
The Real Estate
Investment Trust
Portfolio II	1,000.00	1,020.52	0.93%	4.74
The Core Focus
Fixed Income
Portfolio	1,000.00	1,023.04	0.43%	2.19
The High-Yield
Bond Portfolio	1,000.00	1,022.23	0.59%	3.01
The Core Plus
Fixed Income
Portfolio	1,000.00	1,022.94	0.45%	2.29
The International
Equity Portfolio	1,000.00	1,020.87	0.86%	4.38
The Labor Select
International
Equity Portfolio	1,000.00	1,020.87	0.86%	4.38
The Emerging
Markets Portfolio	1,000.00	1,019.41	1.15%	5.85
The Global Real Estate
Securities Portfolio
Original Class	1,000.00	1,019.81	1.07%	5.45
The Global Real Estate
Securities Portfolio
Class P	1,000.00	1,018.55	1.32%	6.72
The Global Fixed
Income Portfolio	1,000.00	1,022.18	0.60%	3.06
The International
Fixed Income
Portfolio	1,000.00	1,022.18	0.60%	3.06

2009 Annual report • Delaware Pooled Trust

Sector allocations and top 10 holdings

Delaware Pooled® Trust

As of October 31, 2009

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

The Large-Cap Value Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock	95.78%
Consumer Discretionary	6.03%
Consumer Staples	18.29%
Energy	12.30%
Financials	8.56%
Health Care	17.97%
Industrials	6.03%
Information Technology	11.69%
Materials	3.31%
Telecommunications	6.10%
Utilities	5.50%
Discount Note	4.11%
Total Value of Securities	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Pfizer	3.63%
CVS Caremark	3.35%
duPont (E.I.) deNemours	3.31%
ConocoPhillips	3.28%
Cardinal Health	3.20%
Chevron	3.18%
Mattel	3.17%
Merck	3.15%
Kraft Foods Class A	3.13%
Waste Management	3.10%

The Select 20 Portfolio
Percentage
Sector	of Net Assets
Common Stock²	101.06%
Basic Industry/Capital Goods	4.22%
Business Services	8.56%
Consumer Services	8.76%
Energy	5.16%
Financials	13.66%
Health Care	19.20%
Technology	41.50%
Discount Note	4.46%
Total Value of Securities	105.52%
Liabilities Net of Receivables and Other Assets	(5.52%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Apple	7.48%
Allergan	6.26%
Tandberg	6.16%
Google Class A	5.31%
MasterCard Class A	5.26%
IntercontinentalExchange	5.20%
Core Laboratories	5.16%
Gilead Sciences	5.09%
j2 Global Communications	4.93%
Heartland Payment Systems	4.76%

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust

As of October 31, 2009

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

The Large-Cap Growth Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock²	99.22%
Basic Industry/Capital Goods	4.92%
Business Services	13.64%
Consumer Non-Durables	14.05%
Consumer Services	1.14%
Energy	3.75%
Financials	9.57%
Health Care	16.06%
Technology	36.09%
Discount Note	0.54%
Securities Lending Collateral	4.24%
Total Value of Securities	104.00%
Obligation to Return Securities Lending Collateral	(4.35%)
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Apple	5.31%
Google Class A	4.96%
Visa Class A	4.75%
Allergan	4.48%
QUALCOMM	4.29%
EOG Resources	3.74%
Intuit	3.71%
Medco Health Solutions	3.69%
IntercontinentalExchange	3.66%
Crown Castle International	3.61%

The Small-Cap Growth Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock²	95.15%
Basic Industry/Capital Goods	8.74%
Business Services	8.69%
Consumer Durables	1.78%
Consumer Non-Durables	7.80%
Consumer Services	7.05%
Energy	3.62%
Financials	3.45%
Health Care	22.67%
Technology	27.26%
Transportation	4.09%
Discount Note	5.60%
Total Value of Securities	100.75%
Liabilities Net of Receivables and Other Assets	(0.75%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Cardtronics	2.56%
Perrigo	2.53%
Savient Pharmaceuticals	2.48%
Abraxis BioScience	2.35%
Ulta Salon Cosmetics & Fragrance	2.29%
Sybase	2.09%
CommScope	2.04%
Veeco Instruments	2.03%
TriQuint Semiconductor	2.00%
Charles River Laboratories International	1.93%

2009 Annual report • Delaware Pooled Trust

(continues)     67

Sector allocations and top 10 holdings

Delaware Pooled® Trust

As of October 31, 2009

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

The Focus Smid-Cap Growth Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock²	96.62%
Basic Industry/Capital Goods	2.80%
Business Services	11.10%
Consumer Durables	1.90%
Consumer Non-Durables	16.38%
Consumer Services	8.44%
Energy	4.84%
Financials	11.16%
Health Care	10.04%
Technology	26.44%
Transportation	3.52%
Discount Note	3.65%
Total Value of Securities	100.27%
Liabilities Net of Receivables and Other Assets	(0.27%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Tandberg	5.27%
Core Laboratories	4.84%
Peet’s Coffee & Tea	4.68%
priceline.com	4.23%
NetFlix	4.18%
VeriFone Holdings	4.01%
Weight Watchers International	3.92%
SBA Communications Class A	3.88%
Affiliated Managers Group	3.86%
Heartland Payment Systems	3.78%

The Real Estate Investment Trust Portfolio II
Percentage
Sector	of Net Assets
Common Stock	94.66%
Diversified REIT	6.40%
Health Care REITs	16.30%
Hotel REITs	3.68%
Industrial REITs	3.60%
Mall REITs	13.41%
Manufactured Housing REIT	2.07%
Multifamily REITs	13.64%
Office REITs	13.44%
Office/Industrial REITs	3.34%
Self-Storage REITs	4.45%
Shopping Center REITs	9.26%
Single Family REIT	1.53%
Specialty REITs	3.54%
Discount Note	5.30%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Simon Property Group	10.93%
Vornado Realty Trust	6.40%
Equity Residential	4.67%
Public Storage	4.35%
HCP	4.31%
Boston Properties	4.30%
Health Care REIT	3.87%
Ventas	3.86%
Nationwide Health Properties	3.01%
Kimco Realty	2.86%

2009 Annual report • Delaware Pooled Trust

Security types and credit quality breakdowns

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

As of October 31, 2009

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security types	of Net Assets
Agency Asset-Backed Security	0.09%
Agency Collateralized Mortgage Obligations	5.59%
Agency Mortgage-Backed Securities	17.35%
Agency Obligation	1.56%
Commercial Mortgage-Backed Securities	8.09%
Corporate Bonds	29.48%
Banking	6.93%
Basic Industry	1.59%
Brokerage	2.03%
Capital Goods	1.02%
Communications	4.09%
Consumer Cyclical	1.25%
Consumer Non-Cyclical	3.12%
Electric	1.87%
Energy	1.23%
Finance Companies	1.68%
Insurance	1.30%
Natural Gas	2.56%
Real Estate	0.39%
Technology	0.31%
Transportation	0.11%
Foreign Agencies	1.55%
Municipal Bonds	0.75%
Non-Agency Asset-Backed Securities	3.74%
Non-Agency Collateralized Mortgage Obligations	3.91%
Regional Authority	0.17%
Sovereign Agencies	1.01%
Supranational Bank	0.10%
U.S. Treasury Obligations	23.49%
Preferred Stock	0.21%
Discount Note	21.71%
Securities Lending Collateral	10.26%
Total Value of Securities	129.06%
Obligation to Return Securities Lending Collateral	(10.51%)
Liabilities Net of Receivables and Other Assets	(18.55%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)*
AAA	65.88%
AA	5.63%
A	9.78%
BBB	18.71%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

2009 Annual report • Delaware Pooled Trust

(continues)     69

Security types and credit quality breakdowns

Delaware Pooled® Trust — The High-Yield Bond Portfolio

As of October 31, 2009

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security types	of Net Assets
Convertible Bonds	1.05%
Corporate Bonds	94.70%
Basic Industry	8.41%
Brokerage	1.27%
Capital Goods	7.43%
Consumer Cyclical	11.79%
Consumer Non-Cyclical	7.68%
Energy	11.00%
Finance & Investments	6.51%
Media	6.40%
Real Estate	1.76%
Services Cyclical	7.07%
Services Non-Cyclical	5.68%
Technology & Electronics	3.23%
Telecommunications	12.69%
Utilities	3.78%
Senior Secured Loans	1.25%
Common Stock	0.59%
Convertible Preferred Stock	0.37%
Preferred Stock	0.00%
Warrant	0.00%
Discount Note	1.29%
Securities Lending Collateral	6.61%
Total Value of Securities	105.86%
Obligation to Return Securities Lending Collateral	(6.77%)
Receivables and Other Assets Net of Liabilities	0.91%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)*
AAA	2.04%
AA	0.40%
A	0.34%
BBB	3.44%
BB	21.49%
B	45.07%
CCC	26.59%
Not Rated	0.63%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

2009 Annual report • Delaware Pooled Trust

Security types and credit quality breakdown

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

As of October 31, 2009

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security types	of Net Assets
Agency Asset-Backed Securities	0.25%
Agency Collateralized Mortgage Obligations	3.15%
Agency Mortgage-Backed Securities	14.84%
Commercial Mortgage-Backed Securities	10.18%
Convertible Bonds	0.37%
Corporate Bonds	50.38%
Banking	7.62%
Basic Industries	3.61%
Brokerage	3.11%
Capital Goods	1.93%
Communications	10.36%
Consumer Cyclical	4.54%
Consumer Non-Cyclical	5.14%
Electric	4.12%
Energy	4.35%
Finance Companies	2.05%
Insurance	0.84%
Natural Gas	0.84%
Real Estate	0.88%
Technology	0.76%
Transportation	0.23%
Foreign Agencies	1.59%
Municipal Bonds	0.70%
Non-Agency Asset-Backed Securities	6.60%
Non-Agency Collateralized Mortgage Obligations	3.42%
Regional Authorities	0.32%
Senior Secured Loans	3.09%
Sovereign Debt	1.71%
Supranational Banks	1.74%
U.S. Treasury Obligations	0.84%
Preferred Stock	0.21%
Discount Note	7.31%
Securities Lending Collateral	2.53%
Total Value of Securities	109.23%
Obligation to Return Securities Lending Collateral	(2.65%)
Liabilities Net of Receivables and Other Assets	(6.58%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)*
AAA	39.16%
AA	3.14%
A	15.12%
BBB	20.18%
BB	10.91%
B	8.11%
CCC	3.22%
C	0.16%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

2009 Annual report • Delaware Pooled Trust

Country and sector allocations

Delaware Pooled® Trust — The International Equity Portfolio

As of October 31, 2009

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Country	of Net Assets
Common Stock	99.26%
Australia	11.34%
Belgium	0.51%
Finland	1.00%
France	12.02%
Germany	5.18%
Hong Kong	2.46%
Italy	2.91%
Japan	20.29%
Netherlands	2.75%
New Zealand	0.62%
Singapore	4.56%
South Africa	0.84%
Spain	8.09%
Switzerland	4.56%
Taiwan	2.29%
United Kingdom	19.84%
Discount Note	0.50%
Securities Lending Collateral	6.38%
Total Value of Securities	106.14%
Obligation to Return Securities Lending Collateral	(6.56%)
Receivables and Other Assets Net of Liabilities	0.42%
Total Net Assets	100.00%

Sector
Consumer Discretionary	6.00%
Consumer Staples	15.09%
Energy	12.10%
Financials	17.61%
Health Care	12.08%
Industrials	3.65%
Information Technology	4.60%
Materials	3.53%
Telecommunication Services	17.46%
Utilities	7.14%
Total	99.26%

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

As of October 31, 2009

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Country	of Net Assets
Common Stock	98.54%
Australia	12.73%
Belgium	0.44%
Finland	1.18%
France	10.43%
Germany	3.41%
Hong Kong	3.63%
Italy	3.07%
Japan	19.98%
Netherlands	2.66%
New Zealand	0.78%
Singapore	4.51%
Spain	8.38%
Switzerland	5.00%
United Kingdom	22.34%
Discount Note	1.65%
Securities Lending Collateral	1.45%
Total Value of Securities	101.64%
Obligation to Return Securities Lending Collateral	(1.53%)
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

Sector
Consumer Discretionary	4.61%
Consumer Staples	16.40%
Energy	12.08%
Financials	18.87%
Health Care	12.48%
Industrials	1.44%
Information Technology	3.43%
Materials	4.18%
Telecommunication Services	16.85%
Utilities	8.20%
Total	98.54%

2009 Annual report • Delaware Pooled Trust

(continues)     73

Country and sector allocations

Delaware Pooled® Trust — The Emerging Markets Portfolio

As of October 31, 2009

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Country	of Net Assets
Common Stock	93.32%
Brazil	8.73%
Chile	3.22%
China	19.93%
Colombia	1.60%
Czech Republic	4.30%
Egypt	2.72%
India	0.27%
Indonesia	0.42%
Israel	2.11%
Kazakhstan	1.05%
Malaysia	0.64%
Mexico	3.95%
Philippines	1.99%
Poland	1.52%
Republic of Korea	5.03%
Russia	6.36%
Singapore	2.43%
South Africa	5.54%
Taiwan	13.65%
Thailand	2.30%
Turkey	5.56%
Preferred Stock	5.15%
Brazil	2.20%
Republic of Korea	2.95%
Discount Note	0.88%
Securities Lending Collateral	2.75%
Total Value of Securities	102.10%
Obligation to Return Securities Lending Collateral	(2.88%)
Receivables and Other Assets Net of Liabilities	0.78%
Total Net Assets	100.00%

Sector
Consumer Discretionary	3.41%
Consumer Staples	6.32%
Energy	13.22%
Financials	21.61%
Health Care	0.27%
Industrials	12.08%
Information Technology	10.17%
Materials	3.09%
Telecommunication Services	20.49%
Utilities	7.81%
Total	98.47%

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

As of October 31, 2009

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Country	of Net Assets
Common Stock	92.11%
Australia	11.92%
Canada	2.73%
Finland	0.59%
France	6.38%
Germany	0.91%
Hong Kong	15.73%
Italy	0.67%
Japan	9.14%
Netherlands	1.60%
Singapore	3.73%
Sweden	0.97%
Taiwan	0.45%
United Kingdom	7.20%
United States	30.09%
Discount Note	8.23%
Securities Lending Collateral	18.40%
Total Value of Securities	118.74%
Obligation to Return Securities Lending Collateral	(19.22%)
Receivables and Other Assets Net of Liabilities	0.48%
Total Net Assets	100.00%

Sector²
Diversified REITs	25.28%
Health Care REITs	5.28%
Hotel REITs	1.58%
Industrial REITs	1.77%
Mall REITs	5.54%
Manufactured Housing REITs	0.65%
Multifamily REITs	4.45%
Office REITs	8.03%
Real Estate Operating Companies	27.31%
Shopping Center REITs	10.40%
Single Tenant REITs	0.48%
Self-Storage REITs	1.34%
Total	92.11%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

2009 Annual report • Delaware Pooled Trust

Country allocations and credit quality breakdowns

Delaware Pooled® Trust

As of October 31, 2009

The Global Fixed Income Portfolio

Percentage
Country	of Net Assets
Bonds	98.15%
Australia	7.76%
Denmark	1.55%
France	4.75%
Germany	6.40%
Greece	2.75%
Ireland	3.39%
Italy	12.47%
Japan	8.89%
Mexico	4.85%
Netherlands	4.41%
Norway	4.80%
Poland	3.88%
Spain	1.44%
Supranational	6.20%
Sweden	4.92%
United Kingdom	6.19%
United States	13.50%
Discount Note	0.24%
Total Value of Securities	98.39%
Receivables and Other Assets Net of Liabilities	1.61%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)*
AAA	45.01%
AA	18.12%
A	34.90%
BBB	1.97%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

The International Fixed Income Portfolio

Percentage
Country	of Net Assets
Bonds	97.66%
Australia	7.79%
Austria	1.43%
Belgium	0.43%
Finland	2.17%
France	13.91%
Germany	12.61%
Greece	3.38%
Ireland	3.66%
Italy	4.61%
Japan	10.77%
Mexico	4.44%
Netherlands	4.56%
Norway	6.24%
Poland	3.88%
Slovenia	2.85%
Supranational	3.45%
Sweden	4.89%
United Kingdom	6.01%
United States	0.58%
Discount Note	1.19%
Total Value of Securities	98.85%
Receivables and Other Assets Net of Liabilities	1.15%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)*
AAA	51.29%
AA	24.18%
A	23.21%
BBB	1.32%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

2009 Annual report • Delaware Pooled Trust

Statements of net assets

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

October 31, 2009

	Number of
	Shares	Value
Common Stock – 95.78%
Consumer Discretionary – 6.03%
Lowe’s	14,800	$289,636
Mattel	16,900	319,917
		609,553
Consumer Staples – 18.29%
Archer-Daniels-Midland	10,200	307,224
CVS Caremark	9,600	338,879
Heinz (H.J.)	7,500	301,800
Kimberly-Clark	4,900	299,684
Kraft Foods Class A	11,500	316,480
Safeway	12,700	283,591
		1,847,658
Energy – 12.30%
Chevron	4,200	321,468
ConocoPhillips	6,600	331,188
Marathon Oil	9,500	303,715
† National Oilwell Varco	7,000	286,930
		1,243,301
Financials – 8.56%
Allstate	9,700	286,829
Bank of New York Mellon	10,300	274,598
Travelers	6,100	303,719
		865,146
Health Care – 17.97%
Bristol-Myers Squibb	12,800	279,040
Cardinal Health	11,400	323,076
Johnson & Johnson	4,400	259,820
Merck	10,300	318,579
Pfizer	21,512	366,341
Quest Diagnostics	4,800	268,464
		1,815,320
Industrials – 6.03%
Northrop Grumman	5,900	295,767
Waste Management	10,500	313,740
		609,507
Information Technology – 11.69%
Intel	15,100	288,561
International Business Machines	2,500	301,525
Motorola	35,800	306,806
Xerox	37,800	284,256
		1,181,148
Materials – 3.31%
duPont (E.I.) deNemours	10,500	334,110
		334,110
Telecommunications – 6.10%
AT&T	11,800	302,906
Verizon Communications	10,600	313,654
		616,560
Utilities – 5.50%
Edison International	9,100	289,562
Progress Energy	7,100	266,463
		556,025
Total Common Stock
(cost $10,301,910)		9,678,328

	Principal
	Amount
≠Discount Note – 4.11%
Federal Home Loan Bank
0.02% 11/2/09	$415,001	415,001
Total Discount Note
(cost $415,001)		415,001

Total Value of Securities – 99.89%
(cost $10,716,911)		10,093,329
Receivables and Other Assets
Net of Liabilities – 0.11%		11,577
Net Assets Applicable to 760,489
Shares Outstanding; Equivalent to
$13.29 Per Share – 100.00%		$10,104,906

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$12,931,184
Undistributed net investment income		205,980
Accumulated net realized loss on investments		(2,408,676)
Net unrealized depreciation of investments		(623,582)
Total net assets		$10,104,906

≠	The rate shown is the effective yield at time of purchase.
†	Non income producing security.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     77

Statements of net assets

Delaware Pooled® Trust — The Select 20 Portfolio

October 31, 2009

	Number of
	Shares	Value
Common Stock – 101.06%²
Basic Industry/Capital Goods – 4.22%
Syngenta ADR	9,100	$430,703
		430,703
Business Services – 8.56%
Expeditors International of Washington	10,450	336,699
MasterCard Class A	2,450	536,599
		873,298
Consumer Services – 8.76%
Heartland Payment Systems	39,500	485,455
Weight Watchers International	15,400	408,254
		893,709
Energy – 5.16%
Core Laboratories	5,050	526,715
		526,715
Financials – 13.66%
Bank of New York Mellon	17,700	471,882
† IntercontinentalExchange	5,300	531,007
optionsXpress Holdings	25,000	390,750
		1,393,639
Health Care – 19.20%
Allergan	11,350	638,437
† Gilead Sciences	12,200	519,110
† Medco Health Solutions	8,000	448,960
UnitedHealth Group	13,600	352,920
		1,959,427
Technology – 41.50%
† Apple	4,050	763,425
† Crown Castle International	15,800	477,476
† Google Class A	1,010	541,481
† j2 Global Communications	24,600	503,070
QUALCOMM	11,700	484,497
† Symantec	23,800	418,404
± Tandberg	23,500	628,596
† VeriSign	18,300	417,423
		4,234,372
Total Common Stock
(cost $9,392,958)		10,311,863

	Principal
	Amount
≠Discount Note – 4.46%
Federal Home Loan Bank
0.02% 11/2/09	$455,001	455,001
Total Discount Note
(cost $455,001)		455,001

Total Value of Securities – 105.52%
(cost $9,847,959)		$10,766,864
Liabilities Net of Receivables and
Other Assets – (5.52%)z		(563,170)
Net Assets Applicable to 2,048,675
Shares Outstanding; Equivalent to
$4.98 Per Share – 100.00%		$10,203,694

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$14,840,409
Accumulated net realized loss on investments		(5,555,620)
Net unrealized appreciation of investments and
foreign currencies		918,905
Total net assets		$10,203,694

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
z	Of this amount, $559,744 represents payable for securities purchased as of October 31, 2009.
±	Security is being valued based on international fair value pricing. At October 31, 2009, the aggregate amount of international fair value priced securities was $628,596, which represented 6.16% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

ADR – American Depositary Receipts

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

October 31, 2009

		Number of
		Shares	Value
Common Stock – 99.22%²
Basic Industry/Capital Goods – 4.92%
*	Praxair	80,000	$6,355,200
	Syngenta ADR	126,800	6,001,444
			12,356,644
Business Services – 13.64%
*	Expeditors International
	of Washington	215,000	6,927,300
*	MasterCard Class A	37,200	8,147,544
*	United Parcel Service Class B	135,000	7,246,800
*	Visa Class A	157,300	11,917,048
			34,238,692
Consumer Non-Durables – 14.05%
	Lowe’s	169,200	3,311,244
*	NIKE Class B	135,500	8,425,390
	Procter & Gamble	110,000	6,380,000
*	Staples	375,000	8,137,500
	Walgreen	238,400	9,018,672
			35,272,806
Consumer Services – 1.14%
*	Weight Watchers International	108,100	2,865,731
			2,865,731
Energy – 3.75%
	EOG Resources	115,100	9,399,066
			9,399,066
Financials – 9.57%
	Bank of New York Mellon	260,000	6,931,600
	CME Group	26,100	7,898,121
†	IntercontinentalExchange	91,700	9,187,423
			24,017,144
Health Care – 16.06%
	Allergan	200,000	11,250,000
†	Gilead Sciences	160,000	6,808,000
†	Medco Health Solutions	165,000	9,259,800
	Novo Nordisk ADR	125,600	7,806,040
	UnitedHealth Group	200,000	5,190,000
			40,313,840
Technology – 36.09%
*†	Adobe Systems	213,200	7,022,808
†	Apple	70,700	13,326,951
*†	Crown Castle International	300,000	9,066,000
†	Google Class A	23,200	12,437,984
*†	Intuit	320,000	9,302,400
*†	priceline.com	31,900	5,033,501
	QUALCOMM	260,000	10,766,600
*†	Symantec	398,900	7,012,662
†	Teradata	300,000	8,364,000
*†	VeriSign	362,100	8,259,501
			90,592,407
Total Common Stock
	(cost $256,334,938)		249,056,330

		Principal
		Amount
≠Discount Note – 0.54%
	Federal Home Loan Bank
	0.02% 11/2/09	$1,363,003	$1,363,002
Total Discount Note
	(cost $1,363,002)		1,363,002

Total Value of Securities Before Securities
	Lending Collateral – 99.76%
	(cost $257,697,940)		250,419,332

		Number of
		Shares
Securities Lending Collateral** – 4.24%
	Investment Companies
	Mellon GSL DBT II
	Collateral Fund	7,026,134	7,026,134
	BNY Mellon SL DBT II
	Liquidating Fund	3,662,845	3,621,821
	†@Mellon GSL Reinvestment Trust	224,466	22
Total Securities Lending Collateral
	(cost $10,913,445)		10,647,977

Total Value of Securities – 104.00%
	(cost $268,611,385)		261,067,309 ©
Obligation to Return Securities
	Lending Collateral** – (4.35%)		(10,913,445)
Receivables and Other Assets
	Net of Liabilities – 0.35%		862,767
Net Assets Applicable to 34,161,563
	Shares Outstanding; Equivalent to
	$7.35 Per Share – 100.00%		$251,016,631

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
	(unlimited authorization – no par)		$337,081,102
Undistributed net investment income			477,181
Accumulated net realized loss on investments			(78,997,576)
Net unrealized depreciation of investments			(7,544,076)
Total net assets			$251,016,631

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $10,667,502 of securities loaned.
@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $22, which represented 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

ADR – American Depositary Receipts

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     79

Statements of net assets

Delaware Pooled® Trust — The Small-Cap Growth Equity Portfolio

October 31, 2009

		Number of
		Shares	Value
Common Stock – 95.15%²
Basic Industry/Capital Goods – 8.74%
	Bucyrus International Class A	256	$11,371
	Dynamic Materials	350	6,748
†	Itron	150	9,006
†	Mettler-Toledo International	50	4,875
†	Middleby	200	9,062
†	Mistras Group	450	5,202
†	SunPower Class A	100	2,481
†	Tetra Tech	350	9,006
			57,751
Business Services – 8.69%
†	Clean Harbors	100	5,645
†	Emergency Medical Services Class A	200	9,604
†	FTI Consulting	150	6,122
†	Geo Group	550	11,632
†	Net 1 UEPS Technologies	450	7,871
	Solera Holdings	300	9,665
†	SuccessFactors	450	6,881
			57,420
Consumer Durables – 1.78%
†	LKQ	450	7,772
†	WMS Industries	100	3,998
			11,770
Consumer Non-Durables – 7.80%
†	Aeropostale	250	9,383
†=	Dollarama	103	1,837
†	FGX International Holdings	200	2,638
†	Lululemon Athletica	450	11,304
	Penske Auto Group	200	3,132
†	Titan Machinery	550	5,902
†	Tractor Supply	50	2,235
†	Ulta Salon Cosmetics & Fragrance	1,000	15,139
			51,570
Consumer Services – 7.05%
†	BJ’s Restaurants	450	7,182
†@	Cardtronics	1,700	16,915
†	First Cash Financial Services	400	6,872
†	Gaylord Entertainment	400	6,012
†@	RHI Entertainment	550	1,441
	Royal Caribbean Cruises	100	2,023
†	Texas Roadhouse Class A	650	6,156
			46,601
Energy – 3.62%
	Carbo Ceramics	100	5,839
	Core Laboratories	100	10,430
†	Goodrich Petroleum	300	7,701
			23,970
Financials – 3.45%
	Hanover Insurance Group	150	6,309
	Lazard Class A	100	3,775
†	ProAssurance	150	7,542
†	Stifel Financial	100	5,196
			22,822
Health Care – 22.67%
†@	Abraxis BioScience	497	15,515
†	Acorda Therapeutics	300	6,519
†	CardioNet	1,350	7,979
†	Celera	1,450	8,976
†	Charles River Laboratories International	350	12,781
†	Cypress Bioscience	450	2,763
	Healthcare Services Group	434	8,572
†	Human Genome Sciences	450	8,411
†	I-Flow	100	1,262
†	Ligand Pharmaceuticals Class B	1,550	2,635
†	Martek Biosciences	200	3,592
†	Masimo	200	5,314
	PDL BioPharma	800	6,728
	Perrigo	450	16,735
†	Regeneron Pharmaceuticals	200	3,140
†	Savient Pharmaceuticals	1,300	16,379
†	Syneron Medical	450	4,950
†	Talecris Biotherapeutics Holdings	350	7,021
†	Wright Medical Group	650	10,563
			149,835
Technology – 27.26%
	Applied Signal Technology	350	7,172
†	Arris Group	800	8,208
†	Aruba Networks	950	7,429
†	BigBand Networks	1,450	5,365
†	Brocade Communications Systems	1,400	12,012
†	Cogent	650	6,273
†	CommScope	500	13,509
†	F5 Networks	250	11,223
	Henry (Jack) & Associates	350	8,075
†	Lam Research	200	6,744
†	Nuance Communications	900	11,799
†	Riverbed Technology	450	9,221
†	SmartHeat	100	894
†	Smith Micro Software	950	8,626
†	Sybase	350	13,845
†	Teradyne	1,100	9,207
†	TriQuint Semiconductor	2,450	13,205
†	Varian Semiconductor Equipment	200	5,678
†	Veeco Instruments	550	13,392
†	Volterra Semiconductor	600	8,310
			180,187

2009 Annual report • Delaware Pooled Trust

	Number of
	Shares	Value
Common Stock (continued)
Transportation – 4.09%
† Echo Global Logistics	80	$1,044
Genco Shipping & Trading	150	2,984
Hunt (J.B.) Transport Services	350	10,521
Knight Transportation	450	7,218
† Marten Transport	300	5,262
		27,029
Total Common Stock
(cost $529,499)		628,955

	Principal
	Amount
≠Discount Note – 5.60%
Federal Home Loan Bank
0.02% 11/2/09	$37,000	37,000
Total Discount Note
(cost $37,000)		37,000

Total Value of Securities – 100.75%
(cost $566,499)		665,955
Liabilities Net of Receivables and
Other Assets – (0.75%)		(4,939)
Net Assets Applicable to 196,481
Shares Outstanding; Equivalent to
$3.36 per Share – 100.00%		$661,016

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$2,756,310
Accumulated net investment loss		(994)
Accumulated net realized loss on investments		(2,193,756)
Net unrealized appreciation of investments		99,456
Total net assets		$661,016

≠	The rate shown is the effective yield at time of purchase.
²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $33,871, which represented 5.12% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2009, the aggregate amount of fair valued securities was $1,837, which represented 0.28% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     81

Statements of net assets

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

October 31, 2009

	Number of
	Shares	Value
Common Stock – 96.62%²
Basic Industry/Capital Goods – 2.80%
Graco	3,500	$96,390
		96,390
Business Services – 11.10%
Expeditors International of Washington	3,550	114,381
Heartland Payment Systems	10,600	130,274
† VeriFone Holdings	10,400	138,320
		382,975
Consumer Durables – 1.90%
Gentex	4,100	65,641
		65,641
Consumer Non-Durables – 16.38%
† DineEquity	2,850	60,306
Fastenal	2,750	94,875
† NetFlix	2,700	144,315
† Peet’s Coffee & Tea	4,750	161,500
† Whole Foods Market	3,250	104,195
		565,191
Consumer Services – 8.44%
† Interval Leisure Group	5,800	64,728
Strayer Education	450	91,337
Weight Watchers International	5,100	135,201
		291,266
Energy – 4.84%
Core Laboratories	1,600	166,880
		166,880
Financials – 11.16%
† Affiliated Managers Group	2,100	133,329
† IntercontinentalExchange	1,250	125,238
optionsXpress Holdings	8,100	126,603
		385,170
Health Care – 10.04%
† Abiomed	6,800	61,540
† Intuitive Surgical	400	98,540
Perrigo	1,900	70,661
Techne	1,850	115,644
		346,385
Technology – 26.44%
Blackbaud	4,500	99,855
† j2 Global Communications	5,350	109,408
† priceline.com	925	145,955
† SBA Communications Class A	4,750	133,997
±† Tandberg	6,800	181,891
† Teradata	4,150	115,702
† VeriSign	5,500	125,455
		912,263
Transportation – 3.52%
C.H. Robinson Worldwide	2,200	121,242
		121,242
Total Common Stock
(cost $2,890,103)		3,333,403

	Principal
	Amount
≠Discount Note – 3.65%
Federal Home Loan Bank
0.02% 11/2/09	$126,000	126,000
Total Discount Note
(cost $126,000)		126,000

Total Value of Securities – 100.27%
(cost $3,016,103)		3,459,403
Liabilities Net of Receivables and
Other Assets – (0.27%)		(9,269)
Net Assets Applicable to 396,152
Shares Outstanding; Equivalent to
$8.71 Per Share – 100.00%		$3,450,134

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$5,117,939
Accumulated net realized loss on investments		(2,111,068)
Net unrealized appreciation of investments and
foreign currencies		443,263
Total net assets		$3,450,134

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
±	Security is being valued based on international fair value pricing. At October 31, 2009, the aggregate amount of international fair value priced securities was $181,891, which represented 5.27% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

October 31, 2009

	Number of
	Shares	Value
Common Stock – 94.66%
Diversified REIT – 6.40%
Vornado Realty Trust	5,625	$335,025
		335,025
Health Care REITs – 16.30%
HCP	7,625	225,623
Health Care REIT	4,560	202,326
Healthcare Realty Trust	1,925	40,098
LTC Properties	1,060	25,175
Nationwide Health Properties	4,890	157,703
Ventas	5,030	201,854
		852,779
Hotel REITs – 3.68%
† Gaylord Entertainment	1,050	15,782
Host Hotels & Resorts	13,390	135,373
LaSalle Hotel Properties	2,420	41,527
		192,682
Industrial REITs – 3.60%
AMB Property	1,180	25,936
EastGroup Properties	1,480	54,479
ProLogis	9,540	108,088
		188,503
Mall REITs – 13.41%
CBL & Associates Properties	5,430	44,309
Macerich	2,866	85,407
Simon Property Group	8,419	571,566
		701,282
Manufactured Housing REIT – 2.07%
Equity Lifestyle Properties	2,330	108,229
		108,229
Multifamily REITs – 13.64%
Apartment Investment & Management	1,760	21,736
AvalonBay Communities	1,552	106,747
Camden Property Trust	3,200	116,000
Equity Residential	8,455	244,179
Essex Property Trust	1,214	91,269
Mid-America Apartment Communities	500	21,910
Post Properties	2,490	41,060
UDR	4,911	70,620
		713,521
Office REITs – 13.44%
Alexandria Real Estate Equities	2,105	114,028
Boston Properties	3,700	224,848
Brandywine Realty Trust	5,660	54,110
Corporate Office Properties Trust	1,115	37,007
Douglas Emmett	4,345	51,271
Government Properties Income Trust	1,520	35,386
Mack-Cali Realty	2,660	82,327
SL Green Realty	2,680	103,877
		702,854
Office/Industrial REITs – 3.34%
Digital Realty Trust	1,670	75,368
Duke Realty	5,530	62,157
Liberty Property Trust	1,260	37,006
		174,531
Self-Storage REITs – 4.45%
Public Storage	3,090	227,424
U-Store-It Trust	910	5,187
		232,611
Shopping Center REITs – 9.26%
Cedar Shopping Centers	2,130	12,929
Federal Realty Investment Trust	1,788	105,546
Kimco Realty	11,825	149,467
Ramco-Gershenson Properties Trust	2,830	25,017
Regency Centers	1,045	35,060
Tanger Factory Outlet Centers	1,885	71,762
Weingarten Realty Investors	4,585	84,823
		484,604
Single Family REIT – 1.53%
National Retail Properties	4,120	79,846
		79,846
Specialty REITs – 3.54%
Entertainment Properties Trust	2,470	84,030
Plum Creek Timber	2,315	72,436
Rayonier	740	28,549
		185,015
Total Common Stock (cost $4,389,561)		4,951,482

	Principal
	Amount
≠Discount Note – 5.30%
Federal Home Loan Bank 0.02% 11/2/09	$277,001	277,000
Total Discount Note (cost $277,000)		277,000

Total Value of Securities – 99.96%
(cost $4,666,561)		5,228,482
Receivables and Other Assets Net of
Liabilities – 0.04%		2,306
Net Assets Applicable to 1,227,675
Shares Outstanding; Equivalent to
$4.26 Per Share – 100.00%		$5,230,788

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$9,271,477
Undistributed net investment income		108,076
Accumulated net realized loss on investments		(4,710,686)
Net unrealized appreciation of investments		561,921
Total net assets		$5,230,788

†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.

REIT — Real Estate Investment Trust

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     83

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

October 31, 2009

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Security – 0.09%
	Fannie Mae Grantor Trust Series
	2003-T4 2A5 5.407% 9/26/33	$20,809	$19,116
Total Agency Asset-Backed Security
	(cost $20,607)		19,116

Agency Collateralized Mortgage Obligations – 5.59%
•	Fannie Mae ACES Series 2006-M2
	A2F 5.259% 5/25/20	230,000	245,992
	Fannie Mae REMIC
	Series 2002-90 A1 6.50% 6/25/42	2,592	2,813
	Series 2004-49 EB 5.00% 7/25/24	215,000	225,648
	Series 2005-110 MB 5.50% 9/25/35	107,133	112,928
	Freddie Mac REMIC
	Series 3027 DE 5.00% 9/15/25	190,000	198,903
	Series 3123 HT 5.00% 3/15/26	95,000	99,744
	Series 3173 PE 6.00% 4/15/35	90,000	97,302
	Series 3416 GK 4.00% 7/15/22	55,047	56,893
	GNMA
	Series 2002-28 B 5.779% 7/16/24	18,361	18,880
	•Series 2003-78 B 5.11% 10/16/27	85,000	89,821
Total Agency Collateralized Mortgage
	Obligations (cost $1,104,350)		1,148,924

Agency Mortgage-Backed Securities – 17.35%
	Fannie Mae Relocation 30 yr
	5.00% 2/1/36	146,909	151,405
	Fannie Mae S.F. 15 yr
	4.50% 8/1/19	9,595	10,130
	4.50% 6/1/23	293,504	305,567
	5.00% 1/1/20	10,237	10,877
	5.00% 6/1/20	2,427	2,578
	5.00% 2/1/21	6,819	7,223
	5.50% 4/1/23	297,358	316,527
	Fannie Mae S.F. 30 yr
	5.00% 5/1/34	13,860	14,414
	5.00% 1/1/35	19,756	20,546
	5.00% 5/1/35	37,816	39,304
	5.00% 6/1/35	66,211	68,816
	5.00% 4/1/36	55,157	57,276
	5.00% 12/1/36	270,207	280,841
	5.00% 12/1/37	43,569	45,236
	5.00% 2/1/38	31,088	32,276
	6.00% 10/1/35	24,866	26,531
	Fannie Mae S.F. 30 yr TBA
	4.50% 11/1/39	500,000	506,094
	6.50% 11/1/39	1,000,000	1,073,439
	Freddie Mac S.F. 15 yr 5.00% 12/1/22	221,098	234,469
	Freddie Mac S.F. 30 yr
	5.00% 3/1/34	40,600	42,211
	5.00% 2/1/36	18,088	18,791
	Freddie Mac S.F. 30 yr TBA
	4.00% 11/1/39	305,000	300,520

Total Agency Mortgage-Backed
	Securities (cost $3,457,542)		3,565,071

Agency Obligation – 1.56%
*	Freddie Mac 3.75% 3/27/19	320,000	320,808
Total Agency Obligation
	(cost $314,746)		320,808

Commercial Mortgage-Backed Securities – 8.09%
#	American Tower Trust
	Series 2007-1A D 144A
	5.957% 4/15/37	25,000	25,000
•	Bank of America Commercial Mortgage
	Series 2004-3 A5 5.398% 6/10/39	15,000	15,419
	Series 2005-6 A4 5.179% 9/10/47	115,000	115,798
	Series 2005-6 AM 5.179% 9/10/47	50,000	43,559
	Series 2007-3 A4 5.658% 6/10/49	20,000	16,783
	Series 2007-4 AM 5.811% 2/10/51	55,000	42,838
	Bear Stearns Commercial
	Mortgage Securities
	•Series 2005-PW10 A4
	5.405% 12/11/40	80,000	79,589
	•Series 2005-T20 A4A
	5.15% 10/12/42	35,000	35,414
	•Series 2006-PW12 A4
	5.719% 9/11/38	65,000	66,233
	Series 2006-PW14 A4
	5.201% 12/11/38	45,000	42,746
	Series 2007-PW15 A4
	5.331% 2/11/44	60,000	54,689
•w	Commercial Mortgage Pass
	Through Certificates
	#Series 2001-J1A A2 144A
	6.457% 2/16/34	20,933	21,648
	Series 2005-C6 A5A
	5.116% 6/10/44	75,000	74,325
•	Credit Suisse Mortgage Capital
	Certificates Series 2006-C1 AAB
	5.548% 2/15/39	30,000	31,063
#	Crown Castle Towers 144A
	•Series 2005-1A AFL 0.62% 6/15/35	110,000	109,450
	Series 2005-1A C 5.074% 6/15/35	25,000	25,125
	Series 2006-1A B 5.362% 11/15/36	55,000	56,100
	First Union National Bank-
	Bank of America Commercial
	Mortgage Trust Series 2001-C1 C
	6.403% 3/15/33	30,000	30,898
	General Electric Capital
	Commercial Mortgage
	Series 2002-1A A3
	6.269% 12/10/35	95,000	101,129

2009 Annual report • Delaware Pooled Trust

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Commercial Mortgage-Backed Securities (continued)
Goldman Sachs Mortgage
Securities II
Series 2004-GG2 A3 4.602% 8/10/38	$35,163	$35,122
•Series 2004-GG2 A6 5.396% 8/10/38	45,000	43,180
Series 2005-GG4 A4 4.761% 7/10/39	160,000	148,781
Series 2005-GG4 A4A 4.751% 7/10/39	85,000	83,902
•Series 2006-GG6 A4 5.553% 4/10/38	45,000	42,288
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37	75,000	77,667
•Series 2005-LDP3 A4A 4.936% 8/15/42	25,000	24,706
•Series 2005-LDP4 A4 4.918% 10/15/42	35,000	34,751
•Series 2005-LDP5 A4 5.179% 12/15/44	55,000	55,226
Lehman Brothers-UBS
Commercial Mortgage Trust
Series 2001-C2 A1 6.27% 6/15/20	1,485	1,492
Series 2002-C1 A4 6.462% 3/15/31	45,000	48,003
• Morgan Stanley Capital I Series
2007-T27 A4 5.65% 6/11/42	80,000	79,169
Total Commercial Mortgage-Backed
Securities (cost $1,577,010)		1,662,093

Corporate Bonds – 29.48%
Banking – 6.93%
Bank of America
4.90% 5/1/13	50,000	52,103
5.125% 11/15/14	23,000	23,855
5.30% 3/15/17	45,000	44,024
5.75% 12/1/17	25,000	25,461
Barclays Bank
6.75% 5/22/19	130,000	146,441
#144A 2.70% 3/5/12	105,000	107,818
BB&T 5.25% 11/1/19	25,000	24,402
Capital One Financial
7.375% 5/23/14	115,000	130,651
Citigroup
4.625% 8/3/10	100,000	102,215
6.375% 8/12/14	60,000	63,718
6.50% 8/19/13	10,000	10,729
# Commonwealth Bank of Australia
144A 5.00% 10/15/19	30,000	30,193
Credit Suisse New York
6.00% 2/15/18	115,000	121,387
JPMorgan Chase 6.30% 4/23/19	75,000	82,462
JPMorgan Chase Capital XVIII
6.95% 8/17/36	15,000	14,710
JPMorgan Chase Capital XXII
6.45% 2/2/37	25,000	23,048
JPMorgan Chase Capital XXV
6.80% 10/1/37	56,000	55,231
PNC Funding 5.625% 2/1/17	138,000	136,286
• USB Capital IX 6.189% 4/15/49	53,000	41,208
Wachovia
5.25% 8/1/14	20,000	20,812
5.625% 10/15/16	70,000	71,925
• Wells Fargo Capital XIII 7.70% 12/29/49	103,000	96,305
		1,424,984
Basic Industry – 1.59%
ArcelorMittal
6.125% 6/1/18	48,000	47,488
9.00% 2/15/15	15,000	17,336
9.85% 6/1/19	25,000	29,511
Cytec Industries 8.95% 7/1/17	10,000	11,722
Dow Chemical 8.55% 5/15/19	105,000	120,071
Lubrizol 8.875% 2/1/19	58,000	72,433
Reliance Steel & Aluminum
6.85% 11/15/36	31,000	27,653
		326,214
Brokerage – 2.03%
Goldman Sachs Group
5.25% 10/15/13	20,000	21,417
5.95% 1/18/18	43,000	45,381
6.25% 9/1/17	33,000	35,362
Jefferies Group
6.25% 1/15/36	10,000	7,853
6.45% 6/8/27	59,000	50,021
Lazard Group
6.85% 6/15/17	37,000	37,513
7.125% 5/15/15	7,000	7,195
Morgan Stanley
6.00% 4/28/15	198,000	212,114
		416,856
Capital Goods – 1.02%
Allied Waste North America
6.125% 2/15/14	10,000	10,264
6.875% 6/1/17	5,000	5,308
7.125% 5/15/16	75,000	79,792
# BAE Systems Holdings 144A
4.95% 6/1/14	45,000	46,741
Tyco International Finance
8.50% 1/15/19	50,000	61,085
Waste Management 7.375% 3/11/19	5,000	5,839
		209,029
Communications – 4.09%
# American Tower 144A
4.625% 4/1/15	35,000	35,457
AT&T 6.50% 9/1/37	20,000	21,397
AT&T Wireless 8.125% 5/1/12	74,000	84,602
Comcast
4.95% 6/15/16	35,000	35,917
5.30% 1/15/14	20,000	21,349

2009 Annual report • Delaware Pooled Trust

(continues)    85

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Communications (continued)
#	Cox Communications 144A
	5.875% 12/1/16	$25,000	$26,079
	6.95% 6/1/38	15,000	15,760
	8.375% 3/1/39	45,000	54,114
	DirecTV Holdings/Finance
	7.625% 5/15/16	60,000	65,184
	Telecom Italia Capital
	5.25% 10/1/15	53,000	55,001
	6.20% 7/18/11	38,000	40,446
	7.175% 6/18/19	40,000	44,423
	Time Warner Cable 6.75% 7/1/18	63,000	69,470
#	Vivendi 144A
	5.75% 4/4/13	75,000	80,004
	6.625% 4/4/18	35,000	37,949
	Vodafone Group
	5.00% 9/15/15	13,000	13,768
	5.375% 1/30/15	110,000	118,185
	5.45% 6/10/19	20,000	21,010
			840,115
Consumer Cyclical – 1.25%
	CVS Caremark 6.125% 9/15/39	15,000	15,205
w#	CVS Pass Through Trust 144A
	8.353% 7/10/31	94,615	107,727
	Darden Restaurants 6.80% 10/15/37	55,000	56,930
	Nordstrom
	6.25% 1/15/18	25,000	26,449
	6.75% 6/1/14	45,000	50,195
			256,506
Consumer Non-Cyclical – 3.12%
#	Anheuser-Busch InBev Worldwide 144A
	5.375% 11/15/14	55,000	58,543
	5.375% 1/15/20	50,000	50,930
	7.20% 1/15/14	20,000	22,552
	Beckman Coulter
	6.00% 6/1/15	15,000	16,548
	7.00% 6/1/19	70,000	80,459
#	CareFusion 144A 6.375% 8/1/19	65,000	70,230
	Delhaize Group 5.875% 2/1/14	33,000	35,570
	Hospira 6.40% 5/15/15	85,000	94,569
	Medco Health Solutions
	7.125% 3/15/18	75,000	85,039
	Quest Diagnostics
	5.45% 11/1/15	95,000	100,530
	6.40% 7/1/17	25,000	27,420
			642,390
Electric – 1.87%
	Duke Energy 5.05% 9/15/19	30,000	30,307
#	Enel Finance International 144A
	5.125% 10/7/19	100,000	102,087
	Illinois Power 9.75% 11/15/18	110,000	137,849
	Indiana Michigan Power
	7.00% 3/15/19	30,000	33,920
	Pennsylvania Electric 5.20% 4/1/20	45,000	45,296
	PPL Electric Utilities 7.125% 11/30/13	30,000	34,382
			383,841
Energy – 1.23%
	Nexen 7.50% 7/30/39	55,000	60,932
	Noble Energy 8.25% 3/1/19	50,000	60,062
	Petrobras International Finance
	5.75% 1/20/20	35,000	35,070
	6.875% 1/20/40	15,000	15,060
	Pride International 8.50% 6/15/19	25,000	28,063
	Weatherford International
	4.95% 10/15/13	30,000	31,523
	5.95% 6/15/12	3,000	3,229
	9.625% 3/1/19	15,000	18,601
			252,540
Finance Companies – 1.68%
	General Electric Capital 6.00% 8/7/19	200,000	210,606
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65	100,000	48,000
	International Lease Finance
	5.35% 3/1/12	37,000	30,351
	5.875% 5/1/13	39,000	29,831
	6.625% 11/15/13	35,000	27,029
			345,817
Insurance – 1.30%
	MetLife 6.40% 12/15/36	115,000	101,345
	UnitedHealth Group
	5.50% 11/15/12	43,000	45,697
	5.80% 3/15/36	13,000	12,224
	6.00% 2/15/18	35,000	36,777
	WellPoint
	5.00% 1/15/11	15,000	15,546
	6.00% 2/15/14	15,000	16,251
	7.00% 2/15/19	35,000	39,684
			267,524
Natural Gas – 2.56%
	Enbridge Energy Partners
	9.875% 3/1/19	50,000	63,196
	Energy Transfer Partners
	9.70% 3/15/19	35,000	43,407
	Enterprise Products Operating
	6.375% 2/1/13	40,000	43,398
	9.75% 1/31/14	60,000	72,450
	Kinder Morgan Energy Partners
	6.85% 2/15/20	45,000	49,923
	9.00% 2/1/19	35,000	42,740
#	Midcontinent Express Pipeline 144A
	6.70% 9/15/19	35,000	35,462
	Plains All American Pipeline
	5.75% 1/15/20	85,000	87,544
	Sempra Energy 6.00% 10/15/39	50,000	50,269
•	TransCanada Pipelines 6.35% 5/15/67	40,000	37,286
			525,675

2009 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
	Corporate Bonds (continued)
	Real Estate – 0.39%
	ProLogis 7.375% 10/30/19	$50,000	$50,245
	Regency Centers 5.875% 6/15/17	32,000	30,188
			80,433
	Technology – 0.31%
	Xerox 8.25% 5/15/14	55,000	63,431
			63,431
	Transportation – 0.11%
	CSX 6.25% 3/15/18	20,000	21,840
			21,840
	Total Corporate Bonds
	(cost $5,680,033)		6,057,195

	Foreign Agencies – 1.55%
	Germany – 1.25%
	KFW
	2.25% 4/16/12	105,000	107,229
	2.75% 10/21/14	100,000	100,304
	4.875% 6/17/19	45,000	48,990
			256,523
	Republic of Korea – 0.30%
	Korea Development Bank
	5.30% 1/17/13	60,000	62,248
			62,248
	Total Foreign Agencies
	(cost $311,815)		318,771

	Municipal Bonds – 0.75%
	California State 7.30% 10/1/39	70,000	70,996
	California State Taxable Build
	America Bonds (Various Purposes)
	7.55% 4/1/39	80,000	83,902
	Total Municipal Bonds
	(cost $152,398)		154,898

Non-Agency Asset-Backed Securities – 3.74%
•#	AH Mortgage Advance Trust
	Series 2009-ADV3 A1 144A
	2.194% 10/6/21	35,000	35,000
•	Bank of America Credit Card
	Trust Series 2008-A5 A5
	1.44% 12/16/13	130,000	131,079
	Capital Auto Receivables Asset
	Trust Series 2007-3 A3A
	5.02% 9/15/11	15,147	15,412
	Caterpillar Financial Asset Trust
	Series 2007-A A3A 5.34% 6/25/12	14,625	14,895
	CNH Equipment Trust
	Series 2008-A A3 4.12% 5/15/12	20,530	20,805
	Series 2008-A A4A 4.93% 8/15/14	40,000	41,522
	Series 2008-B A3A 4.78% 7/16/12	40,000	40,788
	Discover Card Master Trust
	Series 2008-A4 A4 5.65% 12/15/15	110,000	120,805
•#	Golden Credit Card Trust
	Series 2008-3 A 144A
	1.245% 7/15/17	100,000	98,316
•	MBNA Credit Card Master Note
	Trust Series 2005-A4 A4
	0.285% 11/15/12	40,000	39,865
•	Merrill Auto Trust Securitization Series
	2007-1 A4 0.305% 12/15/13	20,000	19,728
	Mid-State Trust
	Series 11 A1 4.864% 7/15/38	12,738	11,570
	Series 2004-1 A 6.005% 8/15/37	10,310	9,887
	Series 2005-1 A 5.745% 1/15/40	15,214	14,619
	#Series 2006-1 A 144A
	5.787% 10/15/40	70,464	71,501
	Renaissance Home Equity Loan
	Trust Series 2006-1 AF3
	5.608% 5/25/36	73,912	68,413
Õ	Structured Asset Securities
	Series 2001-SB1 A2
	3.375% 8/25/31	17,163	13,832
	Total Non-Agency Asset-Backed
	Securities (cost $762,965)		768,037

Non-Agency Collateralized Mortgage Obligations – 3.91%
	Bank of America Alternative
	Loan Trust Series 2005-1 2A1
	5.50% 2/25/20	140,571	139,560
•	Bank of America Mortgage
	Securities Series 2004-L 4A1
	5.156% 1/25/35	53,274	50,967
w	Countrywide Home Loan
	Mortgage Pass Through Trust
	Series 2005-23 A1 5.50% 11/25/35	141,767	130,780
	#Series 2005-R2 2A4 144A
	8.50% 6/25/35	86,004	81,973
•	JPMorgan Mortgage Trust
	Series 2005-A4 1A1
	5.385% 7/25/35	133,780	120,721
	Lehman Mortgage Trust
	Series 2005-2 2A3
	5.50% 12/25/35	29,808	27,743
•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A
	5.006% 7/25/35	15,067	12,443
	Residential Accredit Loans
	Series 2005-QR1 A
	6.00% 10/25/34	124,444	114,761

2009 Annual report • Delaware Pooled Trust

(continues)     87

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage-Backed
Securities Trust
•Series 2005-AR16 6A4
5.00% 10/25/35	$158,243	$61,610
Series 2006-4 1A8
5.75% 4/25/36	68,020	62,251
Total Non-Agency Collateralized
Mortgage Obligations
(cost $944,314)		802,809

Regional Authority – 0.17%Δ
Canada – 0.17%
Province of Ontario Canada
4.00% 10/7/19	35,000	34,528
Total Regional Authority (cost $34,940)		34,528

Sovereign Agencies – 1.01%Δ
Canada – 0.52%
Export Development Canada
3.125% 4/24/14	105,000	108,011
		108,011
Japan – 0.49%
Japan Bank for International
Cooperation 2.125% 11/5/12	100,000	100,450
		100,450
Total Sovereign Agencies
(cost $206,278)		208,461

Supranational Bank – 0.10%
European Investment Bank
3.125% 6/4/14	20,000	20,526
Total Supranational Bank
(cost $19,921)		20,526

U.S. Treasury Obligations – 23.49%
U.S. Treasury Bond 4.25% 5/15/39	342,000	342,909
U.S. Treasury Notes
1.00% 10/31/11	905,000	906,985
*1.375% 10/15/12	440,000	439,691
2.375% 9/30/14	20,000	20,086
2.375% 10/31/14	990,000	992,863
*3.625% 8/15/19	2,084,000	2,124,704
Total U.S. Treasury Obligations
(cost $4,799,195)		4,827,238

	Number of
	Shares
Preferred Stock – 0.21%
•PNC Financial Services Group 8.25%	43,000	43,148
Total Preferred Stock
(cost $39,774)		43,148

	Principal
	Amount (U.S. $)
≠Discount Note – 21.71%
Federal Home Loan Bank
0.02% 11/2/09	$4,462,009	4,462,007
Total Discount Note
(cost $4,462,007)		4,462,007

Total Value of Securities Before Securities
Lending Collateral – 118.80%
(cost $23,887,895)		24,413,630

	Number of
	Shares
Securities Lending Collateral** – 10.26%
Investment Companies
Mellon GSL DBT II Collateral Fund	1,412,186	1,412,186
BNY Mellon SL DBT II Liquidating Fund	704,462	696,572
@† Mellon GSL Reinvestment Trust II	43,827	4
Total Securities Lending Collateral
(cost $2,160,475)		2,108,762

Total Value of Securities – 129.06%
(cost $26,048,370)		26,522,392 ©
Obligation to Return Securities
Lending Collateral** – (10.51%)		(2,160,475)
Liabilities Net of Receivables and
Other Assets – (18.55%)z		(3,811,640)
Net Assets Applicable to 2,253,991
Shares Outstanding; Equivalent to
$9.12 Per Share – 100.00%		$20,550,277

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$20,514,674
Undistributed net investment income		838,156
Accumulated net realized loss on investments		(1,262,016)
Net unrealized appreciation of investments		459,463
Total net assets		$20,550,277

2009 Annual report • Delaware Pooled Trust

Δ	Securities have been classified by country of origin.
†	Non income producing security.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
•	Variable rate security. The rate shown is the rate as of October 31, 2009.
≠	The rate shown is the effective yield at the time of purchase.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2009, the aggregate amount of Rule 144A securities was $1,466,202, which represented 7.13% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $4, which represented 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
Õ	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At October 31, 2009, the aggregate amount of restricted securities was $13,832 or 0.07% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $2,116,511 of securities loaned.
z	Of this amount, $4,097,418 represents payable for securities purchased as of October 31, 2009.

Summary of Abbreviations:
ACES — Automatic Common Exchange Security
CDS — Credit Default Swap
GNMA — Government National Mortgage Association
MASTR — Mortgage Asset Securitization Transactions, Inc.
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — Year

1The following swap contracts were outstanding at October 31, 2009:

Swap Contracts
CDS Contracts
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
JPMorgan Securities
Donnelley (R.R.) &
Sons 5 yr CDS	$85,000	5.00%	6/20/14	$(13,591)

Protection Sold:
JPMorgan Securities
MetLife 5 yr CDS	20,000	1.00%	12/20/14	68
UnitedHealth Group
5 yr CDS	25,000	1.00%	12/20/14	(430)
5 yr CDS	15,000	1.00%	12/20/14	(145)
	$60,000			(507)
Total				$(14,098)

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Portfolio’s net assets.

1See Note 8 in ”Notes to financial statements.”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     89

Statements of net assets

Delaware Pooled® Trust — The High-Yield Bond Portfolio

October 31, 2009

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Convertible Bonds – 1.05%
	Beazer Homes USA 4.625%
	exercise price $49.64,
	expiration date 6/15/24	$45,000	$39,825
	Century Aluminum 1.75%
	exercise price $30.54,
	expiration date 8/1/24	20,000	18,725
#	Corporate Office Properties 144A
	3.50% exercise price $53.12,
	expiration date 9/15/26	25,000	23,844
	Developers Diversified Realty
	3.00% exercise price $74.75,
	expiration date 3/15/12	50,000	44,999
	3.50% exercise price $64.23,
	expiration date 8/11/11	15,000	13,988
Φ	Hologic 2.00% exercise price $38.59,
	expiration date 12/15/37	70,000	57,137
	Level 3 Communications 5.25%
	exercise price $3.98,
	expiration date 12/15/11	35,000	31,938
†	Mirant (Escrow) 2.50%
	exercise price $67.95,
	expiration date 6/15/21	20,000	0
	Sinclair Broadcast Group 3.00%
	exercise price $19.65,
	expiration date 5/15/27	17,000	16,703
Total Convertible Bonds (cost $229,600)			247,159

Corporate Bonds – 94.70%
Basic Industry – 8.41%
#	Algoma Acquisition 144A
	9.875% 6/15/15	95,000	81,700
	California Steel Industries
	6.125% 3/15/14	85,000	78,625
	Century Aluminum 7.50% 8/15/14	95,000	86,450
•#	Cognis GmbH 144A 2.299% 9/15/13	75,000	65,250
#	Evraz Group 144A 9.50% 4/24/18	125,000	123,750
#	FMG Finance 144A 10.625% 9/1/16	70,000	77,175
	Freeport-McMoRan Copper & Gold
	8.25% 4/1/15	120,000	128,841
*	Huntsman International
	7.875% 11/15/14	65,000	61,425
	Innophos 8.875% 8/15/14	105,000	106,575
@#	Innophos Holdings 144A
	9.50% 4/15/12	80,000	80,000
#	MacDermid 144A 9.50% 4/15/17	150,000	142,500
#	NewPage 144A 11.375% 12/31/14	80,000	80,200
•	Noranda Aluminium Acquisition PIK
	5.413% 5/15/15	114,040	80,683
	Norske Skog Canada
	8.625% 6/15/11	130,000	82,550
@#	Norske Skogindustrier 144A
	7.125% 10/15/33	100,000	53,500
#	Novelis 144A 11.50% 2/15/15	55,000	57,475
@=	Port Townsend 7.32% 8/27/12	11,725	8,501
	Ryerson
	•7.858% 11/1/14	75,000	64,875
	12.00% 11/1/15	45,000	44,325
#	Sappi Papier Holding 144A
	6.75% 6/15/12	80,000	74,687
#	Steel Capital 144A 9.75% 7/29/13	100,000	101,875
#	Steel Dynamics 144A 8.25% 4/15/16	100,000	101,000
#	Teck Resources 144A
	10.25% 5/15/16	35,000	40,513
	10.75% 5/15/19	55,000	64,350
*#	Vedanta Resources 144A
	9.50% 7/18/18	100,000	100,250
			1,987,075
Brokerage – 1.27%
	E Trade Financial PIK
	12.50% 11/30/17	95,000	105,925
	LaBranche 11.00% 5/15/12	200,000	193,250
			299,175
Capital Goods – 7.43%
	Associated Materials
	9.75% 4/15/12	60,000	61,350
	#144A 9.875% 11/15/16	15,000	15,450
	Building Materials 7.75% 8/1/14	95,000	94,050
#	BWAY 144A 10.00% 4/15/14	105,000	112,088
•#	C8 Capital SPV 144A
	6.64% 12/31/49	100,000	70,700
	Casella Waste Systems
	9.75% 2/1/13	110,000	105,600
	#144A 11.00% 7/15/14	10,000	10,725
#	CPM Holdings 144A
	10.625% 9/1/14	20,000	21,000
	Eastman Kodak 7.25% 11/15/13	85,000	66,725
*	Graham Packaging
	9.875% 10/15/14	165,000	169,124
*#	Graphic Packaging International
	144A 9.50% 6/15/17	105,000	110,775
	Intertape Polymer 8.50% 8/1/14	75,000	58,875
#	Plastipak Holdings 144A
	8.50% 12/15/15	55,000	55,275
	10.625% 8/15/19	60,000	66,000
	Pregis 12.375% 10/15/13	140,000	135,800
	RBS Global/Rexnord
	9.50% 8/1/14	50,000	49,750
	*11.75% 8/1/16	100,000	97,500
	Smurfit Kappa Funding 7.75% 4/1/15	125,000	115,625
	Solo Cup 8.50% 2/15/14	110,000	107,525
	Thermadyne Holdings
	10.50% 2/1/14	125,000	110,000
	USG
	6.30% 11/15/16	110,000	95,150
	#144A 9.75% 8/1/14	25,000	26,375
			1,755,462

2009 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical – 11.79%
*#	Allison Transmission 144A
	11.00% 11/1/15	$185,000	$189,624
*	ArvinMeritor 8.125% 9/15/15	140,000	122,850
	Beazer Homes USA 8.625% 5/15/11	115,000	108,100
	Burlington Coat Factory Investment
	Holdings 14.50% 10/15/14	185,000	185,000
*	Burlington Coat Factory Warehouse
	11.125% 4/15/14	60,000	62,250
	Carrols 9.00% 1/15/13	30,000	30,150
	Denny’s Holdings 10.00% 10/1/12	45,000	46,125
#	Duane Reade 144A 11.75% 8/1/15	5,000	5,350
	Ford Motor 7.45% 7/16/31	145,000	119,625
	Ford Motor Credit 12.00% 5/15/15	185,000	208,554
	Interface
	9.50% 2/1/14	15,000	14,813
	#144A 11.375% 11/1/13	40,000	43,400
	#Invista 144A 9.25% 5/1/12	100,000	101,500
	K Hovnanian Enterprises
	6.25% 1/15/15	30,000	21,900
	7.50% 5/15/16	60,000	41,700
	*#144A 10.625% 10/15/16	60,000	60,000
#	Landry’s Restaurants 144A
	14.00% 8/15/11	50,000	50,438
	Levi Strauss 9.75% 1/15/15	55,000	57,750
	M/I Homes 6.875% 4/1/12	60,000	56,700
	Macy’s Retail Holdings
	6.375% 3/15/37	90,000	73,800
	6.70% 7/15/34	15,000	12,306
	7.875% 8/15/36	40,000	34,300
	10.625% 11/1/10	35,000	36,819
	Meritage Homes
	6.25% 3/15/15	20,000	18,550
	7.00% 5/1/14	85,000	81,175
*	Mobile Mini 6.875% 5/1/15	80,000	75,200
	Navistar International 8.25% 11/1/21	120,000	117,750
	Norcraft Holdings 9.75% 9/1/12	125,000	118,438
	OSI Restaurant Partners
	10.00% 6/15/15	66,000	56,100
	Quiksilver 6.875% 4/15/15	78,000	60,645
	Rite Aid 9.375% 12/15/15	150,000	125,250
*	Sally Holdings 10.50% 11/15/16	130,000	138,450
#	Standard Pacific Escrow 144A
	10.75% 9/15/16	65,000	64,025
*	Tenneco 8.625% 11/15/14	120,000	113,700
*#	Toys R Us Property 144A
	10.75% 7/15/17	35,000	38,150
*#	TRW Automotive 144A
	7.00% 3/15/14	100,000	93,500
			2,783,987
Consumer Non-Cyclical – 7.68%
	Accellent 10.50% 12/1/13	55,000	54,175
#	Alliance One International 144A
	10.00% 7/15/16	110,000	114,950
	Bausch & Lomb 9.875% 11/1/15	105,000	109,200
	Cornell 10.75% 7/1/12	40,000	41,000
	DJO Finance 10.875% 11/15/14	65,000	68,088
#	Dole Food 144A
	8.00% 10/1/16	30,000	30,525
	13.875% 3/15/14	75,000	88,125
#	Ingles Markets 144A 8.875% 5/15/17	60,000	61,650
	Inverness Medical Innovations
	9.00% 5/15/16	85,000	86,488
#	JBS USA Finance 144A
	11.625% 5/1/14	90,000	100,125
	JohnsonDiversey Holdings
	10.67% 5/15/13	95,000	96,900
	LVB Acquisition 11.625% 10/15/17	60,000	66,075
	LVB Acquisition PIK
	10.375% 10/15/17	45,000	48,656
#	M-Foods Holdings 144A
	9.75% 10/1/13	35,000	36,313
	PHH 7.125% 3/1/13	120,000	108,600
@#	Seminole Indian Tribe of Florida 144A
	7.804% 10/1/20	145,000	123,404
#	ServiceMaster PIK 144A
	10.75% 7/15/15	130,000	129,999
	Smithfield Foods
	7.75% 5/15/13	130,000	117,000
	#144A 10.00% 7/15/14	30,000	31,650
#	Tops Markets 144A 10.125% 10/15/15	120,000	123,300
	Universal Hospital Services PIK
	8.50% 6/1/15	60,000	59,700
	Yankee Acquisition 9.75% 2/15/17	125,000	118,438
			1,814,361
Energy – 11.00%
	Berry Petroleum 10.25% 6/1/14	55,000	59,125
	Chesapeake Energy
	6.625% 1/15/16	40,000	38,650
	9.50% 2/15/15	45,000	48,938
	Complete Production Service
	8.00% 12/15/16	75,000	71,438
	Copano Energy 7.75% 6/1/18	75,000	72,563
	Denbury Resources 9.75% 3/1/16	60,000	64,650
#	Drummond 144A 9.00% 10/15/14	40,000	40,600
	Dynergy Holdings 7.75% 6/1/19	135,000	114,413
	El Paso 6.875% 6/15/14	105,000	105,049
•	Enterprise Products Operating
	8.375% 8/1/66	25,000	24,531
	Forest Oil 7.25% 6/15/19	75,000	70,313
	Geophysique-Veritas 7.75% 5/15/17	95,000	94,525
#	Headwaters 144A 11.375% 11/1/14	120,000	120,900
#	Helix Energy Solutions Group 144A
	9.50% 1/15/16	120,000	123,899
#	Hercules Offshore 144A
	10.50% 10/15/17	120,000	120,300

2009 Annual report • Delaware Pooled Trust

(continues)     91

Statements of net assets

Delaware Pooled® Trust — The High-Yield Bond Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Energy (continued)
#	Hilcorp Energy I 144A
	7.75% 11/1/15	$110,000	$105,600
	9.00% 6/1/16	5,000	5,025
#	Holly 144A 9.875% 6/15/17	100,000	104,000
*	International Coal Group
	10.25% 7/15/14	135,000	128,924
	Key Energy Services 8.375% 12/1/14	120,000	117,750
	Mariner Energy 8.00% 5/15/17	150,000	141,749
	MarkWest Energy Partners
	8.75% 4/15/18	90,000	92,475
	Massey Energy 6.875% 12/15/13	80,000	79,400
#	Murray Energy 144A 10.25% 10/15/15	70,000	69,650
	OPTI Canada
	7.875% 12/15/14	140,000	109,900
	8.25% 12/15/14	13,000	10,270
	PetroHawk Energy
	7.875% 6/1/15	25,000	25,375
	9.125% 7/15/13	60,000	62,400
	Petroleum Development
	12.00% 2/15/18	90,000	90,225
	Plains Exploration & Production
	8.625% 10/15/19	20,000	20,150
	Quicksilver Resources 11.75% 1/1/16	100,000	111,500
	Regency Energy Partners
	8.375% 12/15/13	46,000	47,380
#	SandRidge Energy 144A
	9.875% 5/15/16	100,000	107,500
			2,599,167
Finance & Investments – 6.51%
•	BAC Capital Trust XIV 5.63% 12/31/49	180,000	126,450
•#	C5 Capital SPV 144A 6.196% 12/31/49	100,000	71,041
	Capital One Capital V 10.25% 8/15/39	105,000	120,136
•	Citigroup Capital XXI 8.30% 12/21/57	50,000	46,750
#	GMAC 144A
	6.00% 12/15/11	60,000	56,850
	6.625% 5/15/12	72,000	68,580
	6.875% 9/15/11	25,000	24,250
	6.875% 8/28/12	150,000	143,250
	International Lease Finance
	5.25% 1/10/13	75,000	60,346
	5.35% 3/1/12	10,000	8,203
	5.55% 9/5/12	35,000	28,106
	5.625% 9/20/13	85,000	64,620
	*6.375% 3/25/13	30,000	23,745
	6.625% 11/15/13	50,000	38,613
	JPMorgan Chase Capital XXV
	6.80% 10/1/37	15,000	14,794
@#	Nuveen Investments 144A
	10.50% 11/15/15	220,000	195,799
@	Popular North America Capital Trust I
	6.564% 9/15/34	55,000	40,289
•#	Rabobank Nederland 144A
	11.00% 12/29/49	75,000	94,394
#	Universal City Development
	Partners 144A
	8.875% 11/15/15	40,000	39,800
	10.875% 11/15/16	25,000	25,125
•	USB Capital IX 6.189% 4/15/49	85,000	66,088
	Zions Bancorporation
	5.50% 11/16/15	45,000	35,188
	5.65% 5/15/14	10,000	7,937
	6.00% 9/15/15	110,000	87,911
	7.75% 9/23/14	55,000	49,273
			1,537,538
Media – 6.40%
	Affinion Group 11.50% 10/15/15	55,000	57,750
#	Cablevision Systems 144A
	8.625% 9/15/17	65,000	67,600
#	Cengage Learning Acquisitions
	144A 10.50% 1/15/15	70,000	66,500
#	Cequel Communications Holdings
	144A 8.625% 11/15/17	60,000	59,148
#	Charter Communications
	Operating 144A
	10.00% 4/30/12	20,000	20,400
	10.375% 4/30/14	50,000	51,125
	12.875% 9/15/14	245,000	271,949
#	DISH DBS 144A 7.875% 9/1/19	60,000	61,725
	Lamar Media 6.625% 8/15/15	70,000	66,500
	LIN Television 6.50% 5/15/13	15,000	13,688
#	MDC Partners 144A
	11.00% 11/1/16	60,000	60,375
#	Mediacom Capital 144A
	9.125% 8/15/19	75,000	77,813
	Nielsen Finance
	10.00% 8/1/14	70,000	72,450
	11.50% 5/1/16	20,000	21,350
	*11.625% 2/1/14	5,000	5,363
	Ω12.50% 8/1/16	55,000	47,919
	*#144A 11.625% 2/1/14	30,000	32,175
*	Sinclair Broadcast Group
	8.00% 3/15/12	15,000	14,288
#	Sinclair Television Group 144A
	9.25% 11/1/17	65,000	64,350
#	Sirius XM Radio 144A 9.75% 9/1/15	15,000	15,375
#	Univision Communications 144A
	12.00% 7/1/14	85,000	92,331
	Videotron
	6.375% 12/15/15	20,000	19,600
	9.125% 4/15/18	95,000	103,312
	Visant Holding 8.75% 12/1/13	60,000	61,650
	XM Satellite Radio Holdings PIK
	10.00% 6/1/11	90,000	85,725
			1,510,461

2009 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Real Estate – 1.76%
	Developers Diversified Realty
	5.375% 10/15/12	$90,000	$84,477
	9.625% 3/15/16	35,000	35,569
#	Felcor Lodging 144A 10.00% 10/1/14	120,000	119,100
@	Potlatch 12.50% 12/1/09	175,000	175,983
			415,129
Services Cyclical – 7.07%
	AMH Holdings 11.25% 3/1/14	10,000	9,250
	Cardtronics 9.25% 8/15/13	185,000	188,700
	Delta Air Lines
	7.92% 11/18/10	50,000	49,000
	#144A 9.50% 9/15/14	55,000	56,375
#	Galaxy Entertainment Finance 144A
	9.875% 12/15/12	140,000	137,900
	Gaylord Entertainment
	6.75% 11/15/14	50,000	46,250
	Global Cash Access 8.75% 3/15/12	35,000	35,000
#	Harrah’s Operating 144A
	10.00% 12/15/18	305,000	233,324
	Kansas City Southern Railway
	13.00% 12/15/13	40,000	46,100
	MGM MIRAGE
	*6.625% 7/15/15	30,000	22,875
	*7.50% 6/1/16	95,000	73,150
	*7.625% 1/15/17	75,000	57,188
	#144A 11.125% 11/15/17	45,000	49,725
	*#144A 11.375% 3/1/18	30,000	27,150
	#144A 13.00% 11/15/13	40,000	45,600
	Mohegan Tribal Gaming Authority
	7.125% 8/15/14	80,000	56,400
	Pinnacle Entertainment
	7.50% 6/15/15	175,000	158,374
@#	Pokagon Gaming Authority 144A
	10.375% 6/15/14	110,000	114,400
#	Reynolds Group Escrow 144A
	7.75% 10/15/16	100,000	100,500
	Royal Caribbean Cruises
	6.875% 12/1/13	65,000	61,913
#	Shingle Springs Tribal Gaming
	Authority 144A 9.375% 6/15/15	140,000	100,100
			1,669,274
Services Non-Cyclical – 5.68%
	Alliance Imaging 7.25% 12/15/12	120,000	117,600
#	Ashtead Capital 144A 9.00% 8/15/16	100,000	99,000
	Avis Budget Car Rental
	7.625% 5/15/14	160,000	144,799
	7.75% 5/15/16	65,000	58,013
	HCA 9.25% 11/15/16	110,000	115,225
•	HealthSouth 7.218% 6/15/14	80,000	78,800
*	Hertz 10.50% 1/1/16	85,000	89,038
	Psychiatric Solutions
	*7.75% 7/15/15	75,000	74,250
	#144A 7.75% 7/15/15	30,000	28,950
	RSC Equipment Rental 9.50% 12/1/14	115,000	114,138
	Select Medical 7.625% 2/1/15	185,000	175,287
	Tenet Healthcare 7.375% 2/1/13	115,000	112,700
	US Oncology Holdings PIK
	6.428% 3/15/12	150,000	132,750
			1,340,550
Technology & Electronics – 3.23%
	Anixter 10.00% 3/15/14	60,000	65,250
	Avago Technologies Finance
	10.125% 12/1/13	60,000	63,525
*	First Data 9.875% 9/24/15	245,000	227,238
*	Freescale Semiconductor
	8.875% 12/15/14	140,000	114,450
	Sanmina-SCI 8.125% 3/1/16	124,000	119,040
*	SunGard Data Systems 10.25% 8/15/15	104,000	107,770
#	Unisys 144A 12.75% 10/15/14	60,000	65,850
			763,123
Telecommunications – 12.69%
‡=@	Allegiance Telecom 11.75% 2/15/10	10,000	0
	Cincinnati Bell
	7.00% 2/15/15	45,000	43,200
	8.25% 10/15/17	90,000	89,325
*	Cricket Communications
	9.375% 11/1/14	160,000	156,000
#	Digicel 144A
	*8.875% 1/15/15	100,000	95,500
	12.00% 4/1/14	100,000	113,250
#	DigitalGlobe 144A 10.50% 5/1/14	50,000	54,250
#	GCI 144A 8.625% 11/15/19	120,000	120,600
#	GeoEye 144A 9.625% 10/1/15	55,000	57,063
#	Global Crossing 144A 12.00% 9/15/15	115,000	123,913
	Hughes Network Systems
	9.50% 4/15/14	110,000	112,475
#	Intelsat Bermuda 144A
	11.25% 2/4/17	235,000	234,999
	Intelsat Jackson Holdings
	11.25% 6/15/16	190,000	203,300
	Level 3 Financing
	9.25% 11/1/14	55,000	49,225
	12.25% 3/15/13	55,000	57,613
	Lucent Technologies 6.45% 3/15/29	141,000	111,390
*	MetroPCS Wireless 9.25% 11/1/14	118,000	119,475
#	NII Capital 144A 10.00% 8/15/16	110,000	116,600
#	Nordic Telephone Holdings 144A
	8.875% 5/1/16	75,000	78,375
*#	PAETEC Holding 144A 8.875% 6/30/17	55,000	54,725
	Sprint Capital 8.75% 3/15/32	255,000	221,849
	Sprint Nextel 6.00% 12/1/16	105,000	90,825
#	Telcordia Technologies 144A
	10.00% 3/15/13	70,000	59,325
	Telesat Canada
	11.00% 11/1/15	65,000	70,850
	12.50% 11/1/17	75,000	82,594

2009 Annual report • Delaware Pooled Trust

(continues)      93

Statements of net assets

Delaware Pooled® Trust — The High-Yield Bond Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Telecommunications (continued)
#	Terremark Worldwide 144A
	12.00% 6/15/17	$50,000	$55,500
#	Viasat 144A 8.875% 9/15/16	60,000	61,200
#	VimpelCom 144A 9.125% 4/30/18	100,000	104,750
	Virgin Media Finance
	9.50% 8/15/16	100,000	106,250
	West 11.00% 10/15/16	15,000	15,450
#	Wind Acquisition Finance 144A
	10.75% 12/1/15	75,000	81,375
	11.75% 7/15/17	50,000	56,750
			2,997,996
Utilities – 3.78%
	AES
	7.75% 3/1/14	24,000	24,240
	8.00% 10/15/17	85,000	85,850
*	Edison Mission Energy
	7.00% 5/15/17	105,000	85,313
	Elwood Energy 8.159% 7/5/26	70,495	63,093
	Energy Future Holdings
	5.55% 11/15/14	85,000	62,083
	10.875% 11/1/17	55,000	38,500
	Mirant Americas Generation
	8.50% 10/1/21	115,000	102,925
w	Mirant Mid Atlantic Pass Through
	Trust Series A 8.625% 6/30/12	50,381	51,578
	NRG Energy
	7.375% 2/1/16	120,000	119,549
	7.375% 1/15/17	20,000	19,850
	Orion Power Holdings
	12.00% 5/1/10	80,000	83,000
•	Puget Sound Energy 6.974% 6/1/67	85,000	74,602
*	Texas Competitive Electric Holdings
	10.25% 11/1/15	115,000	82,225
			892,808
Total Corporate Bonds
	(cost $20,884,246)		22,366,106

«Senior Secured Loans – 1.25%
	Chester Downs & Marina
	12.375% 12/31/16	58,000	57,928
	Dana Holdings Term Tranche B
	9.00% 1/30/15	121,007	105,982
	Energy Futures Holdings
	Term Tranche Loan B2
	6.579% 10/10/14	90,768	70,506
	Univision Communications Term
	Tranche Loan B 5.049% 9/29/14	75,000	60,344

Total Senior Secured Loans
	(cost $259,937)		294,760

		Number of
		Shares
Common Stock – 0.59%
†	Alliance Imaging	4,213	22,919
†∏=	Avado Brands	121	0
	Blackstone Group	2,000	26,839
†	Century Communications	60,000	0
*†	DIRECTV Group	800	21,040
†	Flextronics International	3,700	23,976
†	GeoEye	450	11,417
†	Leap Wireless International	550	7,271
†	MetroPCS Communications	1,250	7,788
†	Mirant	21	294
†	Mobile Mini	1,294	18,763
†∏=	Port Townsend Holdings	40	0
†	USGen	20,000	0
Total Common Stock (cost $177,672)			140,307

Convertible Preferred Stock – 0.37%
	Crown Castle International 6.25%
	exercise price $36.88,
	expiration date 8/15/12	1,600	86,800
Total Convertible Preferred Stock
	(cost $68,886)		86,800

Preferred Stock – 0.00%
=	Port Townsend	8	0
Total Preferred Stock (cost $7,920)			0

Warrant – 0.00%
†=	Port Townsend	8	0
Total Warrant (cost $192)			0

	Principal
	Amount (U.S. $)
≠Discount Note – 1.29%
Federal Home Loan Bank
0.02% 11/2/09	$305,001	305,000
Total Discount Note (cost $305,000)		305,000

Total Value of Securities Before Securities
Lending Collateral – 99.25%
(cost $21,933,453)		23,440,132

	Number of
	Shares
Securities Lending Collateral** – 6.61%
Investment Companies
Mellon GSL DBT II Collateral Fund	1,016,168	1,016,168
BNY Mellon SL DBT II
Liquidating Fund	550,773	544,604
@† Mellon GSL Reinvestment Trust II	32,859	3
Total Securities Lending Collateral
(cost $1,599,800)		1,560,775

2009 Annual report • Delaware Pooled Trust

Total Value of Securities – 105.86%
(cost $23,533,253)	$25,000,907 ©
Obligation to Return Securities
Lending Collateral** – (6.77%)	(1,599,800)
Receivables and Other Assets
Net of Liabilities – 0.91%	215,812
Net Assets Applicable to 3,211,715
Shares Outstanding; Equivalent to
$7.35 Per Share – 100.00%	$23,616,919

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)	$25,879,489
Undistributed net investment income	1,756,679
Accumulated net realized loss on investments	(5,486,903)
Net unrealized appreciation of investments	1,467,654
Total net assets	$23,616,919

Φ	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2009.
∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale, which may limit their liquidity. At October 31, 2009, the aggregate amount of the restricted securities was $0.00, or 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31,2009, the aggregate amount of Rule 144A securities was $8,346,063, which represented 35.34% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of October 31, 2009.
†	Non income producing security.
‡	Non income producing security. Security is currently in default.
@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $791,879, which represented 3.35% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
«	Senior Secured Loans generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2009, the aggregate amount of fair valued securities was $8,501, which represented 0.04% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $1,583,329 of securities loaned.
≠	The rate shown is the effective yield at time of purchase.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of Abbreviations:
PIK — Pay-in-kind
SPV — Special Purpose Vehicle

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)      95

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

October 31, 2009

	Principal		Value
	Amount°		(U.S. $)
Agency Asset-Backed Securities – 0.25%
Fannie Mae Grantor Trust
Series 2003-T4 2A5
5.407% 9/26/33	USD	145,662	$133,812
Total Agency Asset-Backed
Securities (cost $144,484)			133,812

Agency Collateralized Mortgage Obligations – 3.15%
Fannie Mae Grantor Trust
Series 2001-T8 A2
9.50% 7/25/41		15,104	16,445
Fannie Mae REMIC
Series 2002-90 A1
6.50% 6/25/42		24,194	26,251
Series 2002-90 A2
6.50% 11/25/42		66,872	72,559
Series 2003-122 AJ
4.50% 2/25/28		96,326	99,172
Fannie Mae Whole Loan
Series 2004-W11 1A2
6.50% 5/25/44		58,855	63,860
Freddie Mac REMIC
Series 1730 Z
7.00% 5/15/24		189,553	199,445
Series 2326 ZQ
6.50% 6/15/31		172,658	187,585
Series 2662 MA
4.50% 10/15/31		152,738	157,692
Series 3022 MB
5.00% 12/15/28		215,000	226,272
Series 3123 HT
5.00% 3/15/26		270,000	283,483
Series 3131 MC
5.50% 4/15/33		335,000	358,306
Total Agency Collateralized
Mortgage Obligations
(cost $1,581,896)			1,691,070

Agency Mortgage-Backed Securities – 14.84%
Fannie Mae 6.50% 8/1/17		45,277	48,499
• Fannie Mae ARM
3.416% 8/1/34		90,369	92,823
5.173% 3/1/38		350,154	367,440
5.383% 4/1/36		178,547	186,788
Fannie Mae Relocation 30 yr
5.00% 11/1/33		35,219	36,296
Pool 763656
5.00% 1/1/34		32,557	33,554
Pool 763742
5.00% 1/1/34		17,220	17,747
5.00% 11/1/34		70,727	72,892
5.00% 10/1/35		143,709	148,107
5.00% 1/1/36		242,495	249,916
Fannie Mae S.F. 15 yr
4.50% 1/1/20		37,603	39,700
5.00% 7/1/14		4,373	4,593
5.00% 12/1/16		6,383	6,818
5.00% 5/1/20		45,868	48,735
5.00% 7/1/20		16,606	17,644
5.00% 5/1/21		11,541	12,292
5.50% 5/1/20		1,790	1,914
5.50% 6/1/23		367,858	391,593
6.00% 8/1/22		205,485	220,574
Fannie Mae S.F. 30 yr
5.00% 3/1/34		28,595	29,760
Pool 808130
5.00% 3/1/35		46,844	48,687
Pool 814334
5.00% 3/1/35		26,266	27,316
5.00% 5/1/35		46,543	48,375
5.00% 6/1/35		73,070	75,945
5.00% 7/1/35		80,646	83,820
5.00% 12/1/37		78,425	81,426
5.00% 1/1/38		122,876	127,577
5.00% 2/1/38		60,233	62,534
6.50% 9/1/36		365,471	393,116
6.50% 2/1/37		167,129	179,770
6.50% 11/1/37		90,023	96,777
7.00% 12/1/33		31,916	35,329
7.00% 5/1/35		6,327	6,934
7.00% 6/1/35		11,564	12,673
7.00% 12/1/37		251,012	274,303
7.50% 6/1/31		3,786	4,288
7.50% 6/1/34		68,028	75,365
Fannie Mae S.F. 30 yr TBA
4.50% 11/1/39		2,055,000	2,080,045
6.50% 11/1/39		270,000	289,828
• Freddie Mac ARM
4.48% 4/1/34		7,348	7,584
Freddie Mac Relocation 30 yr
5.00% 9/1/33		29,070	29,950
Freddie Mac S.F. 30 yr
7.00% 11/1/33		4,255	4,688
Freddie Mac S.F. 30 yr TBA
4.00% 11/1/39		755,000	743,911
5.00% 11/1/39		665,000	689,106
GNMA I S.F. 30 yr
*7.00% 12/15/34		407,032	446,039
7.50% 1/15/30		1,521	1,728
7.50% 12/15/31		915	1,040
7.50% 2/15/32		863	980
Total Agency Mortgage-Backed
Securities (cost $7,772,181)			7,956,819

2009 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities – 10.18%
#	American Tower Trust 144A
	Series 2007-1A AFX
	5.42% 4/15/37	USD	95,000	$95,950
	Series 2007-1A D
	5.957% 4/15/37		55,000	55,000
	Bank of America Commercial
	Mortgage Securities
	•Series 2005-1 A5
	5.082% 11/10/42		55,000	55,303
	•Series 2005-6 AM
	5.179% 9/10/47		95,000	82,761
	Series 2006-4 A4
	5.634% 7/10/46		150,000	148,083
	•Series 2007-3 A4
	5.658% 6/10/49		80,000	67,132
	•Series 2007-4 AM
	5.811% 2/10/51		105,000	81,781
	Bear Stearns Commercial
	Mortgage Securities
	Series 2005-PW10 AM
	5.449% 12/11/40		232,000	207,402
	Series 2005-PW10 A4
	5.405% 12/11/40		245,000	243,741
	•Series 2005-T20 A4A
	5.15% 10/12/42		105,000	106,243
	•Series 2006-PW12 A4
	5.719% 9/11/38		45,000	45,854
	Series 2006-PW14 A4
	5.201% 12/11/38		150,000	142,486
	Series 2007-PW15 A4
	5.331% 2/11/44		100,000	91,148
	•Series 2007-PW16 A4
	5.719% 6/11/40		105,000	99,952
	Series 2007-T28 A4
	5.742% 9/11/42		180,000	181,219
w	Commercial Mortgage Pass
	Through Certificates
	#Series 2001-J1A A2
	144A 6.457% 2/16/34		154,907	160,193
	Series 2005-C6 A5A
	5.116% 6/10/44		160,000	158,560
	Series 2006-C7 A2
	5.69% 6/10/46		160,000	163,759
•	Credit Suisse Mortgage
	Capital Certificates
	Series 2006-C1 AAB
	5.548% 2/15/39		170,000	176,026
#	Crown Castle Towers 144A
	Series 2005-1A C
	5.074% 6/15/35		120,000	120,600
	Series 2006-1A B
	5.362% 11/15/36		100,000	102,000
	General Electric Capital
	Commercial Mortgage
	Series 2002-1A A3
	6.269% 12/10/35		140,000	149,033
	Goldman Sachs Mortgage
	Securities II
	Series 2004-GG2 A6
	5.396% 8/10/38		175,000	167,922
	Series 2005-GG4 A4A
	4.751% 7/10/39		140,000	138,191
	Series 2006-GG6 A4
	5.553% 4/10/38		155,000	145,659
	@•#Series 2006-RR3 A1S 144A
	5.66% 7/18/56		560,000	151,200
	•Series 2007-GG10 A4
	5.805% 8/10/45		190,000	159,494
	Greenwich Capital
	Commercial Funding
	Series 2004-GG1 A7
	5.317% 6/10/36		120,000	122,654
	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37		115,000	119,090
	Series 2003-C1 A2
	4.985% 1/12/37		114,000	117,262
	Series 2005-LDP4 A4
	4.918% 10/15/42		110,000	109,217
	•Series 2005-LDP5 A4
	5.179% 12/15/44		205,000	205,844
	Series 2006-LDP9 A2
	5.134% 5/15/47		100,000	95,894
	Lehman Brothers-UBS
	Commercial Mortgage
	Trust Series 2002-C1 A4
	6.462% 3/15/31		20,000	21,335
	Morgan Stanley Capital I
	#Series 1999-FNV1 G 144A
	6.12% 3/15/31		163,780	161,852
	•Series 2007-T27 A4
	5.65% 6/11/42		335,000	331,519
	Morgan Stanley Dean
	Witter Capital I
	•#Series 2001-TOP1 E
	144A 7.366% 2/15/33		100,000	92,083
	Series 2003-TOP9 A2
	4.74% 11/13/36		400,000	409,037
#	Nationslink Funding
	Series 1998-2 F 144A
	7.105% 8/20/30		35,593	36,883
	Wachovia Bank Commercial
	Mortgage Trust
	Series 2006-C28 A2
	5.50% 10/15/48		135,000	137,453
Total Commercial Mortgage-Backed
	Securities (cost $5,587,727)			5,456,815

2009 Annual report • Delaware Pooled Trust

(continues)      97

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds – 0.37%
Φ	Hologic 2.00% exercise
	price $38.59, expiration
	date 12/15/37	USD	120,000	$97,950
#	Virgin Media 144A
	6.50% exercise price
	$19.22, expiration
	date 11/15/16		95,000	100,938
Total Convertible Bonds
	(cost $148,334)			198,888

Corporate Bonds – 50.38%
Banking – 7.62%
	Bank of America
	5.125% 11/15/14		130,000	134,834
	5.30% 3/15/17		250,000	244,576
	5.75% 12/1/17		75,000	76,383
	Barclays Bank
	5.20% 7/10/14		180,000	192,138
	6.75% 5/22/19		100,000	112,648
	#144A 6.05% 12/4/17		250,000	255,107
	BB&T 5.25% 11/1/19		152,000	148,365
	Capital One Financial
	7.375% 5/23/14		70,000	79,527
@#	CoBank 144A
	7.875% 4/16/18		250,000	254,163
#	Commonwealth Bank
	of Australia 144A
	5.00% 10/15/19		85,000	85,547
	Credit Suisse/New York
	6.00% 2/15/18		105,000	110,832
#	GMAC 144A
	6.875% 9/15/11		175,000	169,750
	JPMorgan Chase
	6.30% 4/23/19		25,000	27,487
	JPMorgan Chase Capital
	XVIII 6.95% 8/17/36		90,000	88,263
	JPMorgan Chase Capital
	XXII 6.45% 2/2/37		85,000	78,364
	JPMorgan Chase Capital
	XXV 6.80% 10/1/37		325,000	320,537
	PNC Bank 6.875% 4/1/18		250,000	267,410
	PNC Funding
	5.25% 11/15/15		135,000	138,540
•#	Rabobank 144A
	11.00% 12/29/49		120,000	151,031
	Silicon Valley Bank
	5.70% 6/1/12		274,000	276,251
•	USB Capital IX
	6.189% 4/15/49		165,000	128,288
	VTB Capital
	6.875% 5/29/18		125,000	125,469
	Wachovia
	5.25% 8/1/14		35,000	36,420
	5.625% 10/15/16		165,000	169,538
•	Wells Fargo Capital XIII
	7.70% 12/29/49		305,000	285,175
	Zions Bancorporation
	5.50% 11/16/15		115,000	89,924
	7.75% 9/23/14		40,000	35,835
				4,082,402
Basic Industries – 3.61%
	ArcelorMittal
	6.125% 6/1/18		115,000	113,772
	9.85% 6/1/19		125,000	147,555
	Cytec Industries
	8.95% 7/1/17		35,000	41,029
	Dow Chemical
	8.55% 5/15/19		245,000	280,166
#	Evraz Group 144A
	9.50% 4/24/18		242,000	239,580
	Freeport McMoRan Copper
	& Gold 8.375% 4/1/17		90,000	96,884
	Lubrizol 8.875% 2/1/19		135,000	168,594
*	Reliance Steel & Aluminum
	6.85% 11/15/36		82,000	73,146
#	Severstal 144A
	9.75% 7/29/13		292,000	297,476
	Southern Copper
	7.50% 7/27/35		114,000	118,029
	Steel Dynamics
	6.75% 4/1/15		86,000	81,915
#	Teck Resources 144A
	10.25% 5/15/16		40,000	46,300
	10.75% 5/15/19		85,000	99,450
	Vale Overseas
	6.875% 11/21/36		129,000	130,109
				1,934,005
Brokerage – 3.11%
	Citigroup
	6.375% 8/12/14		330,000	350,448
	6.50% 8/19/13		175,000	187,749
	Goldman Sachs Group
	5.95% 1/18/18		105,000	110,815
	6.25% 9/1/17		45,000	48,220
	Jefferies Group
	6.25% 1/15/36		10,000	7,853
	6.45% 6/8/27		160,000	135,651
	LaBranche 11.00% 5/15/12		155,000	149,769
	Lazard Group
	6.85% 6/15/17		110,000	111,525
	7.125% 5/15/15		14,000	14,389
	Morgan Stanley
	5.375% 10/15/15		150,000	155,786
	6.00% 4/28/15		100,000	107,128
	6.25% 8/28/17		275,000	288,846
				1,668,179

2009 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Capital Goods – 1.93%
	Allied Waste North America
	6.125% 2/15/14	USD	30,000	$30,791
	6.875% 6/1/17		30,000	31,847
	7.125% 5/15/16		170,000	180,861
#	BAE Systems Holdings 144A
	4.95% 6/1/14		90,000	93,482
#	Clean Harbors 144A
	7.625% 8/15/16		130,000	133,900
#	Crown Americas 144A
	7.625% 5/15/17		45,000	46,350
	Graham Packaging
	9.875% 10/15/14		140,000	143,500
#	Owens Brockway Glass
	Container 144A
	7.375% 5/15/16		65,000	65,975
	Tyco International Finance
	8.50% 1/15/19		155,000	189,363
	USG
	6.30% 11/15/16		105,000	90,825
	#144A 9.75% 8/1/14		25,000	26,375
				1,033,269
Communications – 10.36%
	America Movil
	5.625% 11/15/17		36,000	37,264
#	American Tower 144A
	4.625% 4/1/15		85,000	86,111
	AT&T 6.50% 9/1/37		70,000	74,888
*	AT&T Wireless
	8.125% 5/1/12		151,000	172,636
#	Charter Communications
	Operating 144A
	12.875% 9/15/14		156,000	173,160
	Cincinnati Bell
	7.00% 2/15/15		65,000	62,400
	Citizens Utilities
	7.125% 3/15/19		160,000	151,200
*	Comcast 4.95% 6/15/16		105,000	107,751
#	Cox Communications 144A
	5.875% 12/1/16		65,000	67,807
	6.95% 6/1/38		30,000	31,519
	8.375% 3/1/39		105,000	126,266
*	Cricket Communications
	9.375% 11/1/14		138,000	134,550
	Crown Castle International
	9.00% 1/15/15		140,000	148,400
#	CSC Holdings 144A
	8.50% 6/15/15		150,000	159,188
	Deutsche Telekom
	International Finance
	5.25% 7/22/13		100,000	107,074
	DirecTV Holdings
	7.625% 5/15/16		165,000	179,257
#	DISH DBS 144A
	7.875% 9/1/19		50,000	51,438
	EchoStar DBS
	7.125% 2/1/16		95,000	95,475
	Inmarsat Finance II
	10.375% 11/15/12		135,000	140,063
#	Intelsat Bermuda 144A
	11.25% 2/4/17		185,000	185,000
	Intelsat Jackson Holdings
	11.25% 6/15/16		110,000	117,700
#	Interpublic Group 144A
	10.00% 7/15/17		50,000	54,000
	Lamar Media Group
	6.625% 8/15/15		138,000	131,100
	Level 3 Financing
	9.25% 11/1/14		65,000	58,175
	MetroPCS Wireless
	9.25% 11/1/14		125,000	126,563
	#144A 9.25% 11/1/14		10,000	10,125
#	Nielsen Finance 144A
	11.50% 5/1/16		15,000	16,013
	*11.625% 2/1/14		68,000	72,930
#	Nordic Telephone Holdings
	144A 8.875% 5/1/16		100,000	104,500
*#	PAETEC Holding 144A
	8.875% 6/30/17		75,000	74,625
#	Qwest 144A
	8.375% 5/1/16		50,000	51,875
	Shaw Communications
	5.65% 10/1/19	CAD	33,000	31,113
	Sprint Nextel
	6.00% 12/1/16	USD	230,000	198,950
	Telecom Italia Capital
	5.25% 10/1/15		325,000	337,269
	7.175% 6/18/19		105,000	116,611
	Telesat Canada
	11.00% 11/1/15		89,000	97,010
	Time Warner Cable
	6.75% 7/1/18		75,000	82,702
#	VimpelCom 144A
	9.125% 4/30/18		155,000	162,363
	Virgin Media Finance
	8.75% 4/15/14		85,000	87,125
#	Vivendi 144A
	5.75% 4/4/13		190,000	202,675
	6.625% 4/4/18		75,000	81,318
	Vodafone Group
	5.00% 9/15/15		40,000	42,362
	5.375% 1/30/15		290,000	311,579
	5.45% 6/10/19		95,000	99,798
#	Wind Acquisition Finance
	144A 11.75% 7/15/17		175,000	198,625
	Windstream 8.125% 8/1/13		140,000	145,950
	WPP Finance
	8.00% 9/15/14		225,000	249,871
				5,554,374

2009 Annual report • Delaware Pooled Trust

(continues)      99

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical – 4.54%
	Burlington Coat
	Factory Warehouse
	11.125% 4/15/14	USD	130,000	$134,875
	CVS Caremark
	6.125% 9/15/39		105,000	106,436
#w	CVS Pass Through Trust
	144A 8.353% 7/10/31		154,372	175,765
	Darden Restaurants
	6.80% 10/15/37		170,000	175,964
	Ford Motor Credit
	7.25% 10/25/11		135,000	132,467
	7.50% 8/1/12		100,000	97,445
	Goodyear Tire & Rubber
	10.50% 5/15/16		140,000	152,250
	Levi Strauss 9.75% 1/15/15		100,000	105,000
	Macy´s Retail Holdings
	6.65% 7/15/24		170,000	144,925
	8.875% 7/15/15		135,000	143,438
#	MGM Mirage 144A
	10.375% 5/15/14		25,000	26,750
	11.125% 11/15/17		35,000	38,675
	13.00% 11/15/13		40,000	45,600
	Nordstrom
	6.25% 1/15/18		85,000	89,928
	6.75% 6/1/14		95,000	105,967
	OSI Restaurant Partners
	10.00% 6/15/15		155,000	131,750
#	Pinnacle Entertainment 144A
	8.625% 8/1/17		75,000	75,000
	Ryland Group
	8.40% 5/15/17		80,000	85,600
	Sally Holdings
	10.50% 11/15/16		70,000	74,550
	Target
	5.125% 1/15/13		125,000	134,695
	7.00% 1/15/38		100,000	117,097
#	Volvo Treasury 144A
	5.95% 10/1/15		140,000	142,486
				2,436,663
Consumer Non-Cyclical – 5.14%
#	Anheuser-Busch InBev
	Worldwide 144A
	5.375% 11/15/14		70,000	74,509
	5.375% 1/15/20		155,000	157,882
	7.20% 1/15/14		50,000	56,379
	ARMARK 8.50% 2/1/15		123,000	124,845
	Bausch & Lomb
	9.875% 11/1/15		70,000	72,800
	Beckman Coulter
	6.00% 6/1/15		115,000	126,871
	7.00% 6/1/19		35,000	40,230
#	Bio-Rad Laboratories 144A
	8.00% 9/15/16		30,000	30,975
#	CareFusion 144A
	6.375% 8/1/19		155,000	167,471
	Community Health Systems
	8.875% 7/15/15		195,000	201,338
	HCA
	9.25% 11/15/16		165,000	172,838
	PIK 9.625% 11/15/16		85,000	90,419
	Hospira 6.40% 5/15/15		230,000	255,892
	Inverness Medical
	Innovations
	9.00% 5/15/16		70,000	71,225
	Iron Mountain
	8.00% 6/15/20		90,000	92,025
	8.75% 7/15/18		50,000	52,375
*	Jarden 7.50% 5/1/17		95,000	94,050
#	JBS USA Finance 144A
	11.625% 5/1/14		12,000	13,350
	Medco Health Solutions
	7.125% 3/15/18		210,000	238,109
	Quest Diagnostics
	5.45% 11/1/15		226,000	239,154
	6.40% 7/1/17		60,000	65,809
	Select Medical
	7.625% 2/1/15		55,000	52,113
	Supervalu
	7.50% 11/15/14		95,000	95,238
	8.00% 5/1/16		30,000	30,675
	Tenet Healthcare
	7.375% 2/1/13		140,000	137,200
				2,753,772
Electric – 4.12%
	AES 8.00% 6/1/20		125,000	125,625
#	Calpine Construction
	Finance 144A
	8.00% 6/1/16		140,000	142,800
#	Centrais Eletricas Brasileiras
	144A 6.875% 7/30/19		100,000	105,250
	Duke Energy
	5.05% 9/15/19		80,000	80,819
#	Enel Finance International
	144A 5.125% 10/7/19		310,000	316,469
	Energy Future Holdings
	10.875% 11/1/17		50,000	35,000
	Illinois Power
	9.75% 11/15/18		310,000	388,479
	Indiana Michigan Power
	7.00% 3/15/19		90,000	101,761
	IPALCO Enterprises
	8.625% 11/14/11		30,000	30,975
	MidAmerican Funding
	6.75% 3/1/11		138,000	145,575
w	Mirant Mid Atlantic Pass
	Through Trust Series A
	8.625% 6/30/12		176,507	180,699

2009 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
	Corporate Bonds (continued)
	Electric (continued)
	NRG Energy
	7.25% 2/1/14	USD	40,000	$39,800
	7.375% 2/1/16		215,000	214,194
	Pennsylvania Electric
	5.20% 4/1/20		110,000	110,724
@#	Power Receivables Finance
	144A 6.29% 1/1/12		39,446	40,247
	PPL Electric Utilities
	7.125% 11/30/13		95,000	108,878
*	Texas Competitive
	Electric Holdings
	10.25% 11/1/15		56,000	40,040
				2,207,335
	Energy – 4.35%
	Chesapeake Energy
	7.25% 12/15/18		71,000	69,048
	9.50% 2/15/15		130,000	141,375
	Dynergy Holdings
	7.75% 6/1/19		40,000	33,900
	El Paso 7.00% 6/15/17		115,000	115,616
	Enbridge Energy Partners
	9.875% 3/1/19		135,000	170,627
	Energy Transfer Partners
	9.70% 3/15/19		100,000	124,021
	Massey Energy
	6.875% 12/15/13		143,000	141,928
#	Midcontinent Express
	Pipeline 144A
	6.70% 9/15/19		90,000	91,189
	Nexen 7.50% 7/30/39		135,000	149,561
	Noble Energy 8.25% 3/1/19		115,000	138,143
	OPTI Canada
	7.875% 12/15/14		151,000	118,535
	Petrobras International Finance
	5.75% 1/20/20		100,000	100,200
	6.875% 1/20/40		35,000	35,140
	PetroHawk Energy
	7.875% 6/1/15		10,000	10,150
	9.125% 7/15/13		35,000	36,400
	#144A 10.50% 8/1/14		91,000	99,645
	Plains All American Pipeline
	5.75% 1/15/20		210,000	216,284
	Pride International
	8.50% 6/15/19		65,000	72,963
	Range Resources
	8.00% 5/15/19		85,000	88,613
	Sempra Energy
	6.00% 10/15/39		135,000	135,725
•	TransCanada Pipelines
	6.35% 5/15/67		110,000	102,537
	Weatherford International
	4.95% 10/15/13		85,000	89,316
	5.95% 6/15/12		5,000	5,381
	9.625% 3/1/19		35,000	43,402
				2,329,699
	Finance Companies – 2.05%
	Capital One Bank
	8.80% 7/15/19		255,000	302,539
	General Electric Capital
	6.00% 8/7/19		465,000	489,661
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		130,000	62,400
	International Lease Finance
	5.35% 3/1/12		99,000	81,210
	5.875% 5/1/13		103,000	78,783
	6.625% 11/15/13		110,000	84,948
				1,099,541
	Insurance – 0.84%
‡@#w	Twin Reefs Pass
	Through Trust 144A
	1.386% 12/31/49		300,000	975
	UnitedHealth Group
	5.50% 11/15/12		142,000	150,907
	5.80% 3/15/36		43,000	40,432
	6.00% 2/15/18		70,000	73,554
	WellPoint
	5.00% 1/15/11		56,000	58,040
	6.00% 2/15/14		50,000	54,171
	7.00% 2/15/19		65,000	73,700
				451,779
	Natural Gas – 0.84%
	Enterprise Products
	Operating
	•8.375% 8/1/66		95,000	93,218
	9.75% 1/31/14		120,000	144,901
	Kinder Morgan
	Energy Partners
	6.85% 2/15/20		80,000	88,751
	9.00% 2/1/19		100,000	122,114
				448,984
	Real Estate – 0.88%
	Developers Diversified
	Realty 9.625% 3/15/16		105,000	106,706
	ProLogis 7.375% 10/30/19		135,000	135,661
	Regency Centers
	5.875% 6/15/17		93,000	87,734
•#	USB Realty 144A
	6.091% 12/22/49		200,000	140,600
				470,701
	Technology – 0.76%
	First Data 9.875% 9/24/15		220,000	204,050
	Freescale Semiconductor
	8.875% 12/15/14		180,000	147,150
	Xerox 8.25% 5/15/14		50,000	57,664
				408,864

2009 Annual report • Delaware Pooled Trust

(continues)      101

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal		Value
	Amount°		(U.S. $)
Corporate Bonds (continued)
Transportation – 0.23%
CSX
5.75% 3/15/13	USD	55,000	$58,944
6.25% 3/15/18		60,000	65,521
			124,465
Total Corporate Bonds
(cost $25,620,492)			27,004,032

Foreign Agencies – 1.59%Δ
Germany – 0.55%
KFW
4.875% 6/17/19		145,000	157,859
6.00% 2/14/12	RUB	1,770,000	59,365
10.00% 5/15/12	BRL	140,000	79,614
			296,838
Netherlands – 0.22%
# Majapahit Holding 144A
8.00% 8/7/19	USD	112,000	114,800
			114,800
Republic of Korea – 0.82%
Export-Import Bank of
Korea 5.875% 1/14/15		320,000	338,046
Korea Development Bank
5.30% 1/17/13		100,000	103,747
			441,793
Total Foreign Agencies
(cost $808,794)			853,431

Municipal Bonds – 0.70%
California State
7.30% 10/1/39		110,000	111,565
7.55% 4/1/39		250,000	262,193
Total Municipal Bonds
(cost $366,813)			373,758

Non-Agency Asset-Backed Securities – 6.60%
•# AH Mortgage Advance Trust
Series 2009-ADV3 A1
144A 2.194% 10/6/21		95,000	95,000
• Bank of America
Credit Card Trust
Series 2008-A5 A5
1.445% 12/16/13		120,000	120,995
Capital Auto Receivables
Asset Trust
Series 2007-3 A3A
5.02% 9/15/11		83,306	84,768
Capital One Multi-Asset
Execution Trust
Series 2007-A7 A7
5.75% 7/15/20		150,000	165,329
Caterpillar Financial Asset Trust
Series 2007-A A3A
5.34% 6/25/12		34,124	34,755
Series 2008-A A3
4.94% 4/25/14		130,000	132,804
Chase Issuance Trust
Series 2005-A7 A7
4.55% 3/15/13		115,000	119,925
Citibank Credit Card
Issuance Trust
Series 2007-A3 A3
6.15% 6/15/39		150,000	172,174
•Series 2009-A1 A1
1.995% 3/17/14		125,000	127,974
Citicorp Residential
Mortgage Securities
Series 2006-3 A5
5.948% 11/25/36		300,000	190,269
CNH Equipment Trust
•Series 2007-A A4
0.285% 9/17/12		53,523	53,174
Series 2008-A A3
4.12% 5/15/12		82,121	83,220
Series 2008-A A4A
4.93% 8/15/14		145,000	150,518
Series 2008-B A3A
4.78% 7/16/12		50,000	50,985
Daimler Chrysler Auto Trust
Series 2008-B A3A
4.71% 9/10/12		100,000	103,183
Discover Card Master Trust
Series 2007-A1 A1
5.65% 3/16/20		150,000	164,292
Series 2008-A4 A4
5.65% 12/15/15		100,000	109,823
# Dunkin Securitization
Series 2006-1 A2 144A
5.779% 6/20/31		150,000	139,876
• Ford Credit Floorplan
Master Owner Trust
Series 2009-2 A
1.794% 9/15/14		100,000	100,179
General Electric Capital
Credit Card
Master Note Trust
Series 2009-3 A
2.54% 9/15/14		100,000	100,171
•# Golden Credit Card Trust
Series 2008-3 A 144A
1.245% 7/15/17		150,000	147,475
# Harley-Davidson Motorcycle
Trust Series 2006-1 A2
144A 5.04% 10/15/12		56,442	58,296

2009 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Hyundai Auto Receivables Trust
	Series 2007-A A3A
	5.04% 1/17/12	USD	48,711	$49,741
	Series 2008-A A3
	4.93% 12/17/12		80,000	83,771
	John Deere Owner Trust
	Series 2008-A A3
	4.18% 6/15/12		100,000	101,278
•	MBNA Credit Card
	Master Note Trust
	Series 2005-A4 A4
	0.285% 11/15/12		140,000	139,527
•	Merrill Auto Trust
	Securitization
	Series 2007-1 A4
	0.305% 12/15/13		55,000	54,252
	Mid-State Trust
	Series 11 A1
	4.864% 7/15/38		15,285	13,884
	Series 2004-1 A
	6.005% 8/15/37		15,466	14,831
	Series 2005-1 A
	5.745% 1/15/40		173,441	166,657
	#Series 2006-1 A 144A
	5.787% 10/15/40		352,322	357,502
∏	Structured Asset Securities
	Series 2001-SB1 A2
	3.375% 8/25/31		63,969	51,557
Total Non-Agency Asset-Backed
	Securities (cost $3,496,679)			3,538,185

Non-Agency Collateralized Mortgage Obligations – 3.42%
@	American Home Mortgage
	Investment Trust
	Series 2005-2 5A1
	5.064% 9/25/35		23,268	18,739
	Bank of America Alternative
	Loan Trust
	Series 2004-10 1CB1
	6.00% 11/25/34		21,212	17,228
	Series 2005-5 2CB1
	6.00% 6/25/35		2,691	1,809
	Bank of America Funding
	Securities Series 2005-8
	1A1 5.50% 1/25/36		116,977	107,912
	Citicorp Mortgage Securities
	Series 2006-4 3A1
	5.50% 8/25/21		10,157	9,780
	Countrywide Alternative
	Loan Trust
	Series 2004-28CB 6A1
	6.00% 1/25/35		11,373	9,010
w	Countrywide Home Loan
	Mortgage Pass
	Through Trust
	@Series 2006-17 A5
	6.00% 12/25/36		10,260	9,028
	•Series 2006-HYB1 3A1
	5.20% 3/20/36		157,690	103,752
	First Horizon Asset Securities
	Series 2006-3 1A11
	6.25% 11/25/36		293,471	283,726
	•Series 2007-AR3 2A2
	6.298% 11/25/37		20,763	14,060
#	GSMPS Mortgage
	Loan Trust 144A
	Series 1999-2 A
	8.00% 9/19/27		48,652	49,819
	Lehman Mortgage Trust
	Series 2005-2 2A3
	5.50% 12/25/35		210,309	195,742
#	MASTR Reperforming Loan
	Trust Series 2005-1 1A5
	144A 8.00% 8/25/34		107,027	100,873
#	MASTR Specialized Loan
	Trust Series 2005-2 A2
	144A 5.006% 7/25/35		114,511	94,563
•	MLCC Mortgage Investors
	Series 2004-HB1 A1
	0.604% 4/25/29		612,579	375,491
	Structured ARM Loan Trust
	Series 2004-18 5A
	5.50% 12/25/34		14,356	11,016
•w	Washington Mutual
	Mortgage Pass
	Through Certificates
	Series 2006-AR10 1A1
	5.922% 9/25/36		23,160	17,636
	Wells Fargo Mortgage
	Backed Securities Trust
	•Series 2005-AR16 2A1
	4.25% 10/25/35		8,458	7,399
	Series 2006-1 A3
	5.00% 3/25/21		15,641	14,443
	Series 2006-4 1A8
	5.75% 4/25/36		103,390	94,621
	Series 2006-4 2A3
	5.75% 4/25/36		232,723	84,289
	•Series 2006-AR10 5A1
	5.591% 7/25/36		15,417	11,850
	•Series 2006-AR18 2A2
	5.72% 11/25/36		325,789	85,468
	Series 2007-8 2A6
	6.00% 7/25/37		160,000	114,237
Total Non-Agency Collateralized
	Mortgage Obligations
	(cost $2,261,228)			1,832,491

2009 Annual report • Delaware Pooled Trust

(continues)      103

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal		Value
	Amount°		(U.S. $)
Regional Authorities – 0.32%Δ
Canada – 0.32%
Province of Ontario Canada
4.00% 10/7/19	USD	95,000	$93,718
4.40% 6/2/19	CAD	84,000	79,422
Total Regional Authorities
(cost $174,940)			173,140

«Senior Secured Loans – 3.09%
ARAMARK
2.156% 1/26/14	USD	159,320	146,508
Term Tranche Loan B
1.995% 1/26/14		10,454	9,613
Bausch & Lomb
Term Tranche Loan B
3.533% 4/11/15		54,233	51,804
Term Tranche Loan DD
3.519% 4/11/15		13,170	12,580
Chester Downs & Marina
12.375% 12/31/16		85,000	84,894
Community Health Systems
Term Tranche Loan B
2.611% 7/25/14		196,199	182,506
Term Tranche Loan DD
2.496% 7/25/14		10,009	9,321
Flextronics International
Term B 3.79% 10/1/12		129,340	122,808
Ford Motor Term
Tranche Loan B
3.288% 12/15/13		202,409	180,638
HCA Term Tranche Loan B
2.533% 11/18/13		162,424	151,446
Level 3 Communication
Term Tranche Loan B
11.50% 3/13/14		135,000	144,113
Nuveen Investment
2nd Lien 12.50% 7/9/15		65,000	66,625
Term Tranche Loan B
3.384% 11/13/14		66,131	57,392
Texas Competitive Electric
Holdings Term
Tranche Loan B2
3.745% 10/10/14		221,236	171,849
Toys R Us 4.494% 7/19/12		150,000	145,664
Univision Communications
Term Tranche Loan B
2.533% 9/29/14		150,000	120,688
Total Senior Secured Loans
(cost $1,509,037)			1,658,449

Sovereign Debt – 1.71%Δ
Brazil – 0.60%
Republic of Brazil
*12.50% 1/5/16	BRL	253,000	163,045
12.50% 1/5/22	BRL	250,000	158,628
			321,673
Indonesia – 0.44%
Indonesia Treasury Bond
10.75% 5/15/16	IDR	1,345,000,000	148,469
12.80% 6/15/21	IDR	700,000,000	85,972
			234,441
Mexico – 0.40%
Mexican Bonos
7.25% 12/15/16	MXN	253,000	18,654
10.00% 11/20/36	MXN	2,290,000	198,136
			216,790
Poland – 0.08%
Poland Government Bond
5.50% 10/25/19	PLN	130,000	43,056
			43,056
Republic of Korea – 0.19%
# Korea Expressway 144A
4.50% 3/23/15	USD	100,000	100,048
			100,048
Total Sovereign Debt
(cost $861,920)			916,008

Supranational Banks – 1.74%
European Investment Bank
3.125% 6/4/14		85,000	87,234
6.125% 1/23/17	AUD	66,000	58,709
^10.902% 3/30/16	TRY	50,000	17,161
11.25% 2/14/13	BRL	555,000	325,874
Inter-American
Development Bank
5.375% 5/27/14	AUD	170,000	149,102
International Bank for
Reconstruction &
Development
5.50% 2/21/11	MXN	700,000	52,979
7.50% 7/30/14	NZD	309,000	238,832
Total Supranational Banks
(cost $908,872)			929,891

U.S. Treasury Obligations – 0.84%
¥ U.S. Treasury Bonds
4.25% 5/15/39	USD	210,000	210,558
U.S. Treasury Notes
2.375% 9/30/14		50,000	50,215
2.375% 10/31/14		65,000	65,188
3.625% 8/15/19		122,000	124,383
Total U.S. Treasury Obligations
(cost $448,440)			450,344

2009 Annual report • Delaware Pooled Trust

		Number of	Value
		Shares	(U.S. $)
Preferred Stock – 0.21%
*• PNC Financial Services
Group 8.25%		110,000	$110,379
Total Preferred Stock
(cost $108,414)			110,379

		Principal
		Amount°
≠Discount Note – 7.31%
Federal Home Loan Bank
0.02% 11/2/09	USD	3,916,008	3,916,006
Total Discount Note
(cost $3,916,006)			3,916,006

Total Value of Securities Before
Securities Lending Collateral – 106.70%
(cost $55,716,257)			57,193,518

		Number of
		Shares
Securities Lending Collateral** – 2.53%
Investment Companies
Mellon GSL DBT II
Collateral Fund		523,353	523,353
BNY Mellon SL DBT II
Liquidating Fund		845,335	835,867
@†Mellon GSL
Reinvestment Trust II		51,711	5
Total Securities Lending Collateral
(cost $1,420,399)			1,359,225

Total Value of Securities – 109.23%
(cost $57,136,656)			58,552,743 ©
Obligation to Return Securities
Lending Collateral** – (2.65%)			(1,420,399)
Liabilities Net of Receivables
and Other Assets – (6.58%)z			(3,529,026)
Net Assets Applicable to 5,525,680
Shares Outstanding; Equivalent
to $9.70 Per Share – 100.00%			$53,603,318

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)			$56,468,472
Undistributed net investment income			3,580,383
Accumulated net realized loss on investments			(7,843,076)
Net unrealized appreciation of investments
and foreign currencies			1,397,539
Total net assets			$53,603,318

°Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
COP — Colombian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesian Rupiah
INR — Indian Rupee
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PLN — Polish Zloty
RUB — Russian Ruble
SEK — Swedish Krona
SGD — Singapore Dollar
TRY — Turkish Lira
TWD — Taiwan Dollar
USD — United States Dollar
ZAR — South African Rand

2009 Annual report • Delaware Pooled Trust

(continues)     105

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

†	Non income producing security.
‡	Non income producing security. Security is currently in default.
w

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of October 31, 2009.
≠	The rate shown is the effective yield at the time of purchase.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2009.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2009, the aggregate amount of Rule 144A securities was $8,213,392, which represented 15.29% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $474,357, which represented 0.88% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
∏

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At October 31, 2009, the aggregate amount of the restricted securities was $51,557 or 0.10% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

z	Of this amount, $5,015,880 represents payable for securities purchased and $696,262 represents receivable for securities sold as of October 31, 2009.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
¥	Fully or partially pledged as collateral for financial futures contracts.
Δ	Securities have been classified by country of origin.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $1,380,887 of securities loaned.

Summary of Abbreviations:
ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
PIK — Pay-in-kind
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — Year

1The following foreign currency exchange contracts, financial futures contracts and swap contracts were outstanding at October 31, 2009:

Foreign Currency Exchange Contracts

					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
AUD	392,028	USD	(359,812)	12/1/09	$(8,186)
BRL	99,933	USD	(58,151)	12/1/09	(1,802)
CAD	105,883	USD	(100,082)	12/1/09	(2,252)
CAD	124,059	USD	(117,206)	12/1/09	(2,583)
CLP	123,051,300	USD	(228,000)	11/30/09	4,517
COP	320,308,000	USD	(167,110)	12/1/09	(7,356)
EUR	150,963	USD	(226,730)	12/1/09	(4,605)
GBP	(5,951)	USD	9,722	12/1/09	(47)
GBP	107,375	USD	(175,419)	12/1/09	840
IDR	285,880,000	USD	(29,518)	11/30/09	241
IDR	569,940,000	USD	(60,057)	12/1/09	(741)
INR	6,570,600	USD	(141,000)	10/20/10	(4,966)
KRW	555,888,960	USD	(473,097)	12/1/09	(4,826)
MYR	571,452	USD	(168,000)	11/30/09	(773)
NOK	1,531,228	USD	(275,812)	12/1/09	(8,758)
NOK	1,584,400	USD	(285,405)	12/1/09	(9,078)
NZD	(127,635)	USD	95,854	12/1/09	4,583
NZD	(4,134)	USD	3,106	12/1/09	150
PLN	(255,599)	USD	91,751	12/1/09	3,614
PLN	734,192	USD	(263,576)	12/1/09	(10,410)
SEK	1,486,232	USD	(218,764)	12/1/09	(9,213)
SEK	1,618,700	USD	(238,268)	12/1/09	(10,040)
SGD	314,267	USD	(225,000)	11/30/09	(857)
TRY	471,239	USD	(314,831)	12/1/09	(3,285)
TWD	5,352,900	USD	(168,000)	11/30/09	(3,991)
ZAR	1,680,118	USD	(226,000)	1/6/10	(13,662)
					$(93,486)

2009 Annual report • Delaware Pooled Trust

Financial Futures Contracts
Contract	Notional	Notional	Expiration	Unrealized
to Sell	Proceeds	Value	Date	Depreciation
22 U.S. Treasury
10 yr Notes	$2,597,781	$2,609,406	12/21/09	$(11,625)

Swap Contracts
CDS Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclay’s
Macy’s 10 yr CDS	$175,000	5.00%	6/20/19	$(11,556)
JPMorgan Securities
Donnelley (R.R.) &
Sons 5 yr CDS	310,000	5.00%	6/20/14	(49,568)
	$485,000			$(61,124)
Protection Sold:
Barclay’s
NA. HY. 12	$1,104,500	5.00%	6/20/14	$137,556
Citigroup Global
Markets MetLife
5 yr CDS	55,000	5.00%	9/20/14	1,813
JPMorgan Securities
MetLife 5 yr CDS	280,000	1.00%	12/20/14	948
UnitedHealth Group
5 yr CDS	75,000	1.00%	12/20/14	(1,289)
	$1,514,500			$139,028
Total				$77,904

The use of foreign currency exchange contracts, financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     107

Statements of net assets

Delaware Pooled® Trust — The International Equity Portfolio

October 31, 2009

		Number of	Value
		Shares	(U.S. $)
Common Stock – 99.26%Δ
Australia – 11.34%
±	Amcor	2,904,049	$14,946,189
±	Foster’s Group	3,874,447	18,990,895
±	National Australia Bank	341,157	9,008,953
±	QBE Insurance Group	669,106	13,467,548
±	Telstra	9,279,769	27,560,748
±	Wesfarmers	785,088	19,579,695
			103,554,028
Belgium – 0.51%
±	Fortis	1,069,480	4,623,457
†±	Fortis Strip	732,357	2,155
			4,625,612
Finland – 1.00%
*±	UPM-Kymmene	763,197	9,158,502
			9,158,502
France – 12.02%
±	Carrefour	609,127	26,142,716
*±	Compagnie de Saint-Gobain	329,064	16,033,577
±	France Telecom	901,803	22,343,294
†±	GDF Suez	162,519	239
±	Societe Generale	239,657	15,916,362
*±	Total	489,113	29,265,694
			109,701,882
Germany – 5.18%
±	Deutsche Telekom	1,546,413	21,050,584
±	RWE	300,703	26,284,482
			47,335,066
Hong Kong – 2.46%
±	Hong Kong Electric Holdings	1,945,900	10,406,429
±	Wharf Holdings	2,233,764	12,069,286
			22,475,715
Italy – 2.91%
±	Intesa Sanpaolo	3,758,597	15,816,380
±	UniCreditio	3,223,099	10,796,951
			26,613,331
Japan – 20.29%
±	Astellas Pharma	542,100	19,963,323
±	Canon	767,100	28,923,460
±	Kao	1,002,300	22,326,307
±	KDDI	2,925	15,525,254
±	Nitto Denko	267,900	8,090,977
±	Sekisui House	833,018	7,204,118
±	Seven & I Holdings	813,673	17,814,124
*±	Takeda Pharmaceutical	676,800	27,069,130
±	Tokio Marine Holdings	616,852	15,774,018
±	Toyota Motor	369,800	14,599,388
±	West Japan Railway	2,250	7,973,898
			185,263,997
Netherlands – 2.75%
±	ING Groep CVA	727,180	9,462,295
±	Reed Elsevier	1,338,725	15,599,164
			25,061,459
New Zealand – 0.62%
±	Telecom Corporation of New Zealand	3,154,734	5,689,939
			5,689,939
Singapore – 4.56%
±	Jardine Matheson Holdings	318,415	9,466,244
*±	Oversea-Chinese Banking	1,747,787	9,417,943
±	Singapore Telecommunications	5,542,602	11,493,055
±	United Overseas Bank	939,000	11,254,859
			41,632,101
South Africa – 0.84%
±	Sasol	203,678	7,630,856
			7,630,856
Spain – 8.09%
*±	Banco Santander	1,032,760	16,617,756
*±	Iberdrola	3,173,022	28,740,156
*±	Telefonica	1,020,050	28,483,539
			73,841,451
Switzerland – 4.56%
±	Novartis	624,151	32,498,969
±	Zurich Financial Services	39,944	9,145,988
			41,644,957
Taiwan – 2.29%
	Chunghwa Telecom ADR	484,167	8,414,822
	Taiwan Semiconductor
	Manufacturing ADR	1,310,732	12,504,384
			20,919,206
United Kingdom – 19.84%
±	Aviva	1,061,562	6,643,997
±	BG Group	931,508	16,047,764
±	BP	3,137,877	29,418,574
±	Compass Group	2,717,962	17,239,176
*±	GlaxoSmithKline	1,510,378	30,993,215
±	Royal Dutch Shell Class A	963,355	28,559,293
±	Unilever	1,101,724	32,926,888
±	Vodafone Group	8,761,848	19,323,842
			181,152,749
Total Common Stock
	(cost $923,840,229)		906,300,851

Right – 0.00%
=	Fortis Coupon 42	1,549,365	0
Total Right (cost $0)			0

		Principal
		Amount (U.S. $)
≠Discount Note – 0.50%
	Federal Home Loan Bank
	0.02% 11/2/09	$4,594,010	4,594,007
Total Discount Note
	(cost $4,594,007)		4,594,007

Total Value of Securities Before Securities
	Lending Collateral – 99.76%
	(cost $928,434,236)		910,894,858

2009 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Securities Lending Collateral** – 6.38%
Investment Companies
Mellon GSL DBT II Collateral Fund	41,470,132	$41,470,132
BNY Mellon SL DBT II
Liquidating Fund	16,935,892	16,746,210
†@Mellon GSL Reinvestment Trust II	1,507,218	151
Total Securities Lending Collateral
(cost $59,913,242)		58,216,493

Total Value of Securities – 106.14%
(cost $988,347,478)		969,111,351 ©
Obligation to Return Securities
Lending Collateral** – (6.56%)		(59,913,242)
Receivables and Other Assets
Net of Liabilities – 0.42%		3,858,353
Net Assets Applicable to 70,370,197
Shares Outstanding; Equivalent to
$12.98 Per Share – 100.00%		$913,056,462

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$1,077,428,145
Undistributed net investment income		25,053,862
Accumulated net realized loss on investments		(170,258,635)
Net unrealized depreciation of investments
and foreign currencies		(19,166,910)
Total net assets		$913,056,462

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 72 in “Country and sector allocations.”
±

Security is being valued based on international fair value pricing. At October 31, 2009, the aggregate amount of international fair value priced securities was $885,381,645, which represented 96.97% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

†	Non income producing security.
*	Fully or partially on loan.
=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2009 the aggregate amount of fair valued securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at time of purchase.
**	See Note 9 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $151, which represented 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
©	Includes $57,038,558 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
AUD — Australian Dollar
CVA — Dutch Certificate
GBP — British Pound Sterling
JPY — Japanese Yen
USD — United States Dollar

1The following foreign currency exchange contracts were outstanding at October 31, 2009:

Foreign Currency Exchange Contracts

					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
AUD	161,249	USD	(145,914)	11/2/09	$(887)
AUD	143,757	USD	(130,962)	11/5/09	(1,704)
GBP	(304,685)	USD	505,411	11/2/09	5,174
JPY	(167,208,831)	USD	1,830,019	11/4/09	(27,698)
					$(25,115)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     109

Statements of net assets

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

October 31, 2009

		Number of	Value
		Shares	(U.S. $)
Common Stock – 98.54%Δ
Australia – 12.73%
±	Amcor	3,363,448	$17,310,566
±	Foster’s Group	3,731,317	18,289,332
±	National Australia Bank	295,553	7,804,685
±	QBE Insurance Group	579,901	11,672,059
±	Telstra	8,122,930	24,124,957
±	Wesfarmers	895,073	22,322,665
			101,524,264
Belgium – 0.44%
±	Fortis	814,883	3,522,812
±†	Fortis Strip	305,506	899
			3,523,711
Finland – 1.18%
±	UPM-Kymmene	782,731	9,392,914
			9,392,914
France – 10.43%
±*	Carrefour	576,204	24,729,715
±*	France Telecom	1,169,643	28,979,364
±†	GDF Suez	101,871	150
±*	Societe Generale	237,675	15,784,731
±*	Total	229,588	13,737,219
			83,231,179
Germany – 3.41%
±	RWE	310,913	27,176,939
			27,176,939
Hong Kong – 3.63%
±*	Hong Kong Electric Holdings	2,311,500	12,361,611
±	Wharf Holdings	3,073,750	16,607,829
			28,969,440
Italy – 3.07%
±	Intesa Sanpaolo	3,231,916	13,600,078
±	UniCredit	3,259,515	10,918,941
			24,519,019
Japan – 19.98%
±	Astellas Pharma	474,200	17,462,844
±	Canon	725,400	27,351,164
±	Kao	899,000	20,025,292
±	KDDI	2,863	15,196,172
±*	Nitto Denko	219,000	6,614,125
±	Sekisui House	681,000	5,889,434
±	Seven & I Holdings	754,000	16,507,675
±	Takeda Pharmaceutical	597,800	23,909,465
±	Tokio Marine Holdings	583,400	14,918,590
±	West Japan Railway	3,246	11,503,676
			159,378,437
Netherlands – 2.66%
±	ING Groep CVA	574,916	7,480,988
±	Reed Elsevier	1,178,107	13,727,602
			21,208,590
New Zealand – 0.78%
±	Telecom Corporation of New Zealand	3,445,627	6,214,599
			6,214,599
Singapore – 4.51%
±	Singapore Telecommunications	7,907,000	16,395,834
±	United Overseas Bank	1,636,000	19,609,106
			36,004,940
Spain – 8.38%
±*	Banco Santander	888,042	14,289,153
±*	Iberdrola	2,852,659	25,838,417
±*	Telefonica	958,135	26,754,644
			66,882,214
Switzerland – 5.00%
±	Novartis	614,205	31,981,090
±	Zurich Financial Services	34,346	7,864,213
			39,845,303
United Kingdom – 22.34%
±	Aviva	1,032,588	6,462,658
±	BG Group	1,165,676	20,081,946
±	BP	3,474,005	32,569,878
±	Compass Group	2,708,902	17,181,712
±*	GlaxoSmithKline	1,277,328	26,210,989
±	Royal Dutch Shell Class A	1,010,562	29,958,775
±	Unilever	968,873	28,956,410
±	Vodafone Group	7,596,938	16,754,688
			178,177,056
Total Common Stock
	(cost $817,219,807)		786,048,605

Rights – 0.00%
=	Fortis Rights Coupon 42	814,883	0
Total Rights (cost $0)			0

		Principal
		Amount (U.S. $)
≠Discount Note – 1.65%
	Federal Home Loan Bank
	0.02% 11/2/09	$13,208,028	13,208,020
Total Discount Note
	(cost $13,208,020)		13,208,020

Total Value of Securities Before
	Securities Lending Collateral – 100.19%
	(cost $830,427,827)		799,256,625

2009 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Securities Lending Collateral** – 1.45%
Investment Companies
Mellon GSL DBT II Collateral Fund	2,165,463	$2,165,463
BNY Mellon SL DBT II
Liquidating Fund	9,531,003	9,424,256
@†Mellon GSL Reinvestment Trust II	521,358	52
Total Securities Lending Collateral
(cost $12,217,824)		11,589,771

Total Value of Securities – 101.64%
(cost $842,645,651)		810,846,396 ©
Obligation to Return Securities
Lending Collateral** – (1.53%)		(12,217,824)
Liabilities Net of Receivables
and Other Assets – (0.11%)		(910,827)
Net Assets Applicable to 61,684,055
Shares Outstanding; Equivalent to
$12.93 Per Share – 100.00%		$797,717,745

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$896,743,464
Undistributed net investment income		19,711,006
Accumulated net realized loss on investments		(86,972,773)
Net unrealized depreciation of investments
and foreign currencies		(31,763,952)
Total net assets		$797,717,745

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 73 in “Country and sector allocations.”
†	Non income producing security.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $11,627,440 of securities loaned.
≠	The rate shown is the effective yield at the time of purchase.
±

Security is being valued based on international fair value pricing. At October 31, 2009, the aggregate amount of international fair value priced securities was $786,048,605, which represented 98.54% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $52, which represented 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

Summary of Abbreviations:
AUD — Australian Dollar
CVA — Dutch Certificate
GBP — British Pound Sterling
USD — United States Dollar

1The following foreign currency exchange contracts were outstanding at October 31, 2009:

Foreign Currency Exchange Contracts

Contracts to				Settlement	Unrealized
Receive		In Exchange For		Date	Depreciation
AUD	152,351	USD	(137,863)	11/2/09	$(838)
AUD	135,645	USD	(123,573)	11/5/09	(1,608)
GBP	293,199	USD	(486,711)	11/2/09	(5,331)
					$(7,777)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     111

Statements of net assets

Delaware Pooled® Trust — The Emerging Markets Portfolio

October 31, 2009

		Number of	Value
		Shares	(U.S. $)
Common Stock – 93.32%Δ
Brazil – 8.73%
	AES Tiete	198,594	$2,118,772
	Companhia de Concessoes
	Rodoviarias	987,737	9,091,084
	Companhia Vale do Rio Doce ADR	544,000	10,699,614
	CPFL Energia	412,647	7,228,117
	Redecard	792,600	11,637,881
	Santos Brasil Participacoes	182,899	1,423,771
*	Vale ADR	431,400	9,965,340
			52,164,579
Chile – 3.22%
	Banco Santander ADR	94,500	4,974,480
	Enersis ADR	684,100	12,094,888
#	Inversiones Aguas
	Metropolitan 144A ADR	92,800	2,188,660
			19,258,028
China – 19.93%■
±	Beijing Enterprises Holdings	717,628	4,295,685
±	China BlueChemical Class H	6,522,000	3,470,003
±	China Construction Bank Class H	23,638,000	20,379,069
±	China Merchants
	Holdings International	3,204,000	10,218,650
±	China Mobile	1,276,000	11,961,771
±	China Power International
	Development	17,951,000	4,989,063
±	China Shenhua Energy Series H	1,953,500	8,763,600
±	China Shipping Development	7,154,000	10,041,595
*±	China Yurun Food Group	4,794,000	9,853,110
*±	CNOOC	4,172,000	6,248,138
±	COSCO Pacific	2,094,000	2,892,576
±	Hengan International Group	133,000	856,146
±	Industrial & Commercial
	Bank of China Series H	23,282,281	18,523,731
±	Jiangsu Expressway	7,422,000	6,600,255
			119,093,392
Colombia – 1.60%
	BanColombia ADR	241,700	9,566,486
			9,566,486
Czech Republic – 4.30%
±	CEZ	191,719	9,448,068
±	Komercni Banka	57,129	11,211,377
*±	Telefonica o2 Czech Republic	214,883	5,066,644
			25,726,089
Egypt – 2.72%
	MobiNil-Egyptian Mobile Services	108,819	4,194,293
	Orascom Telecom Holding GDR	352,217	12,077,521
			16,271,814
India – 0.27%
±	Sun Pharmaceutical Industries	54,682	1,592,593
			1,592,593
Indonesia – 0.42%
±	Perusahaan Gas Negara	6,706,000	2,495,195
			2,495,195
Israel – 2.11%
±	Bezeq Israeli Telecommunication	5,665,070	12,637,129
			12,637,129
Kazakhstan – 1.05%
	KazMunaiGas Exploration
	Production GDR	263,388	6,260,733
			6,260,733
Malaysia – 0.64%
±	Tanjong	864,000	3,823,037
			3,823,037
Mexico – 3.95%
*	Banco Compartamos	1,390,600	5,698,895
	Grupo Aeroportuario del
	Pacifico ADR	243,100	6,196,619
	Grupo Televisa ADR	421,300	8,156,369
	Kimberly-Clark de Mexico Class A	897,800	3,556,249
			23,608,132
Philippines – 1.99%
*	Philippine Long Distance
	Telephone ADR	223,500	11,912,550
			11,912,550
Poland – 1.52%
±	Bank Pekao	168,761	9,057,018
			9,057,018
Republic of Korea – 5.03%
±†	KB Financial Group	251,295	12,042,952
±	KT&G	310,995	18,045,222
			30,088,174
Russia – 6.36%
	Gazprom ADR	543,700	13,136,880
	LUKOIL ADR	225,664	12,910,237
	Mobile TeleSystems ADR	263,600	11,941,080
			37,988,197
Singapore – 2.43%
±	Singapore Telecommunications	6,998,000	14,510,946
			14,510,946
South Africa – 5.54%
±	African Bank Investments	3,539,352	13,819,043
*±	Pretoria Portland Cement	1,233,262	5,162,678
±	Sasol	331,821	12,431,771
±	Telkom	298,474	1,672,287
			33,085,779
Taiwan – 13.65%
±	Asustek Computer	5,817,566	10,644,931
±	Chinatrust Financial Holding	10,699,307	6,402,768
±	Chunghwa Telecom	1,204,000	2,105,442
	Chunghwa Telecom ADR	598,453	10,401,113
±	Far EasTone Telecommunications	5,401,765	6,054,821
±	Lite-On Technology	9,831,331	12,900,077
±	MediaTek	676,965	9,439,389
±	President Chain Store	2,496,715	5,627,914
±	Taiwan Semiconductor Manufacturing	9,980,588	18,037,111
			81,613,566

2009 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Thailand – 2.30%
± Kasikornbank Foreign	1,388,154	$3,365,232
PTT PCL	1,443,300	10,363,261
		13,728,493
Turkey – 5.56%
± Akbank	355,504	1,919,457
± Tofas Turk Otomobil Fabrikasi	1,521,071	3,819,695
± Tupras Turkiye Petrol Rafine	506,967	8,703,607
± Turkcell Iletisim Hizmet	2,838,771	18,773,598
		33,216,357
Total Common Stock
(cost $536,387,660)		557,698,287

Preferred Stock – 5.15%
Brazil – 2.20%
AES Tiete	228,400	2,574,233
Investimentos Itau	1,845,463	10,551,790
		13,126,023
Republic of Korea – 2.95%
± Hyundai Motor	260,710	8,453,599
± Samsung Electronics	23,008	9,183,016
		17,636,615
Total Preferred Stock
(cost $31,328,617)		30,762,638

	Principal
	Amount
	(U.S. $)
≠Discount Note – 0.88%
Federal Home Loan Bank
0.02% 11/2/09	$5,278,011	5,278,008
Total Discount Note
(cost $5,278,008)		5,278,008

Total Value of Securities Before
Securities Lending Collateral – 99.35%
(cost $572,994,285)		593,738,933

	Number of
	Shares
Securities Lending Collateral** – 2.75%
Investment Companies
Mellon GSL DBT II
Collateral Fund	6,447,380	6,447,380
BNY Mellon SL DBT II
Liquidating Fund	10,178,042	10,023,918
†@Mellon GSL Reinvestment
Trust II	575,855	58
Total Securities Lending Collateral
(cost $17,201,277)		16,471,356

Total Value of Securities – 102.10%
(cost $590,195,562)		$610,210,289 ©
Obligation to Return Securities
Lending Collateral** – (2.88%)		(17,201,277)
Receivables and Other Assets
Net of Liabilities – 0.78%		4,629,361
Net Assets Applicable to 63,402,204
Shares Outstanding; Equivalent to
$9.43 Per Share – 100.00%		$597,638,373

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$617,140,896
Undistributed net investment income		13,025,164
Accumulated net realized loss on investments		(52,520,623)
Net unrealized appreciation of investments
and foreign currencies		19,992,936
Total net assets		$597,638,373

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 74 in “Country and sector allocations.”
*	Fully or partially on loan.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2009, the aggregate amount of Rule 144A securities was $2,188,660, which represented 0.37% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
±

Security is being valued based on international fair value pricing. At October 31, 2009, the aggregate amount of international fair value priced securities was $377,540,009, which represented 63.17% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $58, which represented 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
©	Includes $16,657,310 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
GDR — Global Depositary Receipts
HKD — Hong Kong Dollar
USD — United States Dollar

2009 Annual report • Delaware Pooled Trust

(continues)     113

Statements of net assets

Delaware Pooled® Trust — The Emerging Markets Portfolio

[1]The following foreign currency exchange contracts were outstanding at October 31, 2009:

Foreign Currency Exchange Contracts
Contracts to				Settlement	Unrealized
Receive		In Exchange For		Date	Depreciation
HKD	9,497,105	USD	(1,225,433)	11/2/09	$(10)
HKD	4,874,465	USD	(628,963)	11/3/09	(1)
					$(11)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

October 31, 2009

		Number of	Value
		Shares	(U.S. $)
Common Stock – 92.11%Δ
Australia – 11.92%
±	CFS Retail Property Trust	188,106	$323,042
±	Dexus Property Group	542,907	383,361
±	Goodman Group	790,099	423,424
±	GPT Group	1,186,537	605,191
=@†	GPT Group-In Specie Dividend	1,337,300	0
±	ING Office Fund	666,151	351,278
±	Mirvac Group	358,699	469,391
±	Stockland	278,882	925,913
±	Westfield Group	281,451	3,047,569
			6,529,169
Canada – 2.73%
	Brookfield Properties	19,701	200,162
	Canadian Real Estate
	Investment Trust	10,293	242,988
	Dundee Real Estate Investment Trust	21,856	388,735
*	RioCan Real Estate Investment Trust	39,028	661,345
			1,493,230
Finland – 0.59%
±†	Sponda	90,433	323,997
			323,997
France – 6.38%
±	Klepierre	18,742	776,784
±*	Unibail-Rodamco	12,285	2,720,183
			3,496,967
Germany – 0.91%
±	Alstria Office REIT	48,873	499,588
			499,588
Hong Kong – 15.73%
±*	China Overseas Land & Investment	337,164	726,895
±	China Resources Land	222,669	537,514
±	Great Eagle Holdings	135,000	356,114
±	Henderson Land Development	138,655	980,248
±	Kerry Properties	110,000	613,332
±	Kowloon Development	378,000	402,863
±	New World Development	180,323	388,135
±*	Shun Tak Holdings	856,830	576,375
±	Sino Land	258,000	490,708
±	Sun Hung Kai Properties	233,735	3,541,203
			8,613,387
Italy – 0.67%
±*	Beni Stabili	404,879	364,853
			364,853
Japan – 9.14%
±*	Japan Real Estate Investment	93	742,099
±	Mitsubishi Estate	82,512	1,246,406
±	Mitsui Fudosan	74,446	1,204,604
±*	Nippon Accommodations Fund	59	326,016
±*	Premier Investment	71	268,519
±	Sumitomo Realty & Development	39,000	739,536
±*	United Urban Investment	82	478,353
			5,005,533
Netherlands – 1.60%
±	Corio	12,909	875,249
			875,249
Singapore – 3.73%
±	CapitaLand	421,145	1,221,185
±	Parkway Life Real Estate
	Investment Trust	459,812	400,672
±	Suntec Real Estate Investment Trust	495,073	421,090
			2,042,947
Sweden – 0.97%
±	Hufvudstaden Class A	67,349	530,231
			530,231
Taiwan – 0.45%
±	Cathay Real Estate Development	629,000	248,126
			248,126
United Kingdom – 7.20%
±†	Atrium European Real Estate	40,856	266,994
±	British Land	48,698	376,102
±	Great Portland Estates	91,989	372,529
±	Hammerson	106,970	708,216
±	Land Securities Group	101,511	1,098,756
±†	ProLogis European Properties	77,544	500,191
±	Segro	107,930	621,305
±	Shaftesbury	1	5
			3,944,098
United States – 30.09%
	Alexandria Real Estate Equities	6,224	337,154
	AMB Property	3,882	85,326
*	AvalonBay Communities	5,099	350,709
*	Boston Properties	11,245	683,359
	Brandywine Realty Trust	10,613	101,460
	Camden Property Trust	13,705	496,806
*	CBL & Associates Properties	32,867	268,195
*	Cedar Shopping Centers	8,900	54,023
	Corporate Office Properties Trust	3,648	121,077
*	Digital Realty Trust	10,765	485,824
	Duke Realty	23,673	266,085
*	Entertainment Properties Trust	12,439	423,175
	Equity Lifestyle Properties	7,666	356,086
	Equity Residential	24,594	710,275
*	Federal Realty Investment Trust	5,479	323,425
*†	Gaylord Entertainment	11,081	166,547
	Government Properties Income Trust	9,500	221,160
	HCP	33,383	987,803
*	Health Care REIT	14,984	664,840
	Host Hotels & Resorts	51,115	516,773
*	Kimco Realty	52,817	667,607
	LaSalle Hotel Properties	10,681	183,286
*	Macerich	16,827	501,445
	Mack-Cali Realty	7,318	226,492
*	National Retail Properties	13,542	262,444
	Nationwide Health Properties	11,666	376,229

2009 Annual report • Delaware Pooled Trust

(continues)     115

Statements of net assets

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
United States (continued)
Post Properties	14,011	$231,041
ProLogis	33,890	383,974
* Public Storage	9,968	733,645
Ramco-Gershenson Properties Trust	28,295	250,128
* Simon Property Group	33,348	2,263,995
SL Green Realty	12,168	471,632
* Tanger Factory Outlet Centers	9,664	367,908
UDR	22,400	322,112
Ventas	11,501	461,535
* Vornado Realty Trust	19,411	1,156,118
		16,479,693
Total Common Stock
(cost $46,506,011)		50,447,068

	Principal
	Amount (U.S. $)
≠Discount Note – 8.23%
Federal Home Loan Bank
0.02% 11/2/09	$4,506,009	4,506,007
Total Discount Note
(cost $4,506,007)		4,506,007

Total Value of Securities Before Securities
Lending Collateral – 100.34%
(cost $51,012,018)		54,953,075

	Number of
	Shares
Securities Lending Collateral** – 18.40%
Investment Companies
Mellon GSL DBT II
Collateral Fund	7,009,584	7,009,584
BNY Mellon SL DBT II
Liquidating Fund	3,100,898	3,066,168
†@Mellon GSL
Reinvestment Trust II	415,589	42
Total Securities Lending Collateral
(cost $10,526,071)		10,075,794

Total Value of Securities – 118.74%
(cost $61,538,089)		65,028,869 ©
Obligation to Return Securities
Lending Collateral** – (19.22%)		(10,526,071)
Receivables and Other Assets
Net of Liabilities – 0.48%		264,088
Net Assets Applicable to 10,837,627
Shares Outstanding – 100.00%		$54,766,886

Net Asset Value – Delaware Pooled Trust –
The Global Real Estate Securities Portfolio
Original Class ($54,760,697 / 10,836,399 Shares)		$5.05
Net Asset Value – Delaware Pooled Trust –
The Global Real Estate Securities Portfolio
Class P ($6,189 / 1,228 Shares)		$5.04

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)		$167,180,629
Undistributed net investment income		2,293,265
Accumulated net realized loss on investments		(118,195,706)
Net unrealized appreciation of investments
and foreign currencies		3,488,698
Total net assets		$54,766,886

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 75 in “Country and sector allocations.”
±	Security is being valued based on international fair value pricing. At October 31, 2009, the aggregate amount of international fair value priced securities was $32,474,145, which represented 59.30% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $42, which represented 0.09% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
†	Non income producing security.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at time of purchase.
**	See Note 9 in “Notes to financial statements.”
©	Includes $10,202,570 of securities loaned.

Summary of Abbreviations:
AUD — Australian Dollar
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Kroner
REIT — Real Estate Investment Trust
USD — United States Dollar

2009 Annual report • Delaware Pooled Trust

[1]The following foreign currency exchange contracts were outstanding at October 31, 2009:

Foreign Currency Exchange Contracts

					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
AUD	139,450	USD	(127,499)	11/5/09	$(2,113)
HKD	4,062,515	USD	(524,162)	11/3/09	33
JPY	(18,717,490)	USD	205,101	11/2/09	(2,852)
NOK	(1,316,811)	USD	230,252	11/3/09	352
					$(4,580)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     117

Statements of net assets

Delaware Pooled® Trust — The Global Fixed Income Portfolio

October 31, 2009

	Principal		Value
	Amount°		(U.S. $)
Bonds – 98.15%
Australia – 7.76%
Australian Government
5.25% 3/15/19	AUD	6,100,000	$5,372,307
6.00% 2/15/17	AUD	5,200,000	4,828,050
Queensland Treasury
6.00% 8/14/13	AUD	1,000,000	911,314
			11,111,671
Denmark – 1.55%
Kingdom of Denmark
2.75% 11/15/11	USD	2,150,000	2,223,130
			2,223,130
France – 4.75%
Agence Francaise de
Developement
1.80% 6/19/15	JPY	600,000,000	6,809,483
			6,809,483
Germany – 6.40%
KFW 5.25% 7/4/12	EUR	1,850,000	2,943,601
Rentenbank
1.375% 4/25/13	JPY	429,000,000	4,850,732
5.00% 2/15/13	USD	1,260,000	1,371,437
			9,165,770
Greece – 2.75%
Hellenic Government
5.25% 5/18/12	EUR	2,499,000	3,941,333
			3,941,333
Ireland – 3.39%
Republic of Ireland
4.50% 10/18/18	EUR	101,829,000	2,707,481
5.00% 4/18/13	EUR	1,364,000	2,153,287
			4,860,768
Italy – 12.47%
Italy Buoni Poliennali
Del Tesoro
3.75% 8/1/15	EUR	1,250,000	1,911,585
4.00% 2/1/37	EUR	4,900,000	6,343,673
4.75% 2/1/13	EUR	2,700,000	4,284,191
Republic of Italy
3.70% 11/14/16	JPY	440,000,000	5,317,107
			17,856,556
Japan – 8.89%
Development Bank of Japan
2.30% 3/19/26	JPY	180,000,000	2,054,818
Japan Finance Organization
for Municipal Enterprises
1.55% 2/21/12	JPY	95,000,000	1,080,845
2.00% 5/9/16	JPY	360,000,000	4,204,621
Japan Government
10 Year Bond
1.20% 6/20/11	JPY	350,000,000	3,948,557
30 Year Bond
2.30% 6/20/35	JPY	128,000,000	1,438,510
			12,727,351
Mexico – 4.85%
Mexican Bonos
7.75% 12/14/17	MXN	12,000,000	899,125
8.00% 12/23/10	MXN	2,634,100	207,061
9.00% 12/20/12	MXN	9,220,700	743,396
9.50% 12/18/14	MXN	15,500,000	1,277,237
10.00% 12/5/24	MXN	43,886,000	3,822,389
			6,949,208
Netherlands – 4.41%
Deutsche Telekom
International Finance
8.25% 6/15/30	USD	758,000	979,955
E.ON International Finance
5.80% 4/30/18	USD	1,350,000	1,477,781
ING Bank
3.90% 3/19/14	USD	1,360,000	1,426,122
•6.125% 5/29/23	EUR	896,000	1,375,026
Telefonica Europe
8.25% 9/15/30	USD	818,000	1,051,429
			6,310,313
Norway – 4.80%
Eksportfinans
1.80% 6/21/10	JPY	615,000,000	6,869,101
			6,869,101
Poland – 3.88%
Poland Government
5.25% 10/25/17	PLN	16,000,000	5,271,592
5.75% 9/23/22	PLN	860,000	287,316
			5,558,908
Spain – 1.44%
Instituto de Credito Oficial
5.375% 7/2/12	USD	1,290,000	1,409,942
Telefonica Emisiones
5.877% 7/15/19	USD	600,000	649,731
			2,059,673
Supranational – 6.20%
European Investment Bank
1.25% 9/20/12	JPY	110,000,000	1,249,492
1.40% 6/20/17	JPY	360,000,000	4,043,967
1.90% 1/26/26	JPY	292,600,000	3,119,992
Nordic Investment Bank
1.70% 4/27/17	JPY	40,000,000	459,649
			8,873,100
Sweden – 4.92%
Sweden Government Bond
3.00% 7/12/16	SEK	1,020,000,000	2,819,244
4.25% 3/12/19	SEK	18,500,000	2,816,667
6.75% 5/5/14	SEK	8,500,000	1,409,308
			7,045,219

2009 Annual report • Delaware Pooled Trust

	Principal		Value
	Amount°		(U.S. $)
Bonds (continued)
United Kingdom – 6.19%
HSBC Holdings
6.25% 3/19/18	EUR	900,000	$1,495,026
• Lloyds TSB Bank
5.625% 3/5/18	EUR	1,237,000	1,747,751
# Royal Bank of Scotland
144A 4.875% 8/25/14	USD	2,150,000	2,190,518
Standard Chartered Bank
5.875% 9/26/17	EUR	850,000	1,334,384
• Standard Life
6.375% 7/12/22	EUR	540,000	774,745
Tesco 5.50% 11/15/17	USD	1,262,000	1,329,273
			8,871,697
United States – 13.50%
Bank of America
5.65% 5/1/18	USD	2,000,000	2,024,844
7.625% 6/1/19	USD	425,000	491,269
U.S. Treasury Bonds
4.50% 5/15/38	USD	594,000	620,637
7.50% 11/15/24	USD	896,000	1,245,160
U.S. Treasury Notes
1.75% 1/31/14	USD	1,000,000	989,454
2.375% 3/31/16	USD	5,000,000	4,868,755
3.625% 6/15/10	USD	1,300,000	1,327,626
3.75% 11/15/18	USD	5,480,000	5,651,255
4.00% 8/15/18	USD	1,400,000	1,472,736
• Zurich Finance USA
4.50% 6/15/25	EUR	450,000	634,883
			19,326,619
Total Bonds
(cost $130,698,930)			140,559,900

≠Discount Note – 0.24%
Federal Home Loan Bank
0.02% 11/2/09	USD	336,001	336,001
Total Discount Note
(cost $336,001)			336,001

Total Value of Securities – 98.39%
(cost $131,034,931)			140,895,901
Receivables and Other Assets
Net of Liabilities – 1.61%			2,308,489
Net Assets Applicable to 12,690,053
Shares Outstanding; Equivalent to
$11.28 Per Share – 100.00%			$143,204,390

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)	$128,492,772
Undistributed net investment income	6,336,270
Accumulated net realized loss on investments	(1,744,649)
Net unrealized appreciation of investments
and foreign currencies	10,119,997
Total net assets	$143,204,390

°Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
PLN — Polish Zloty
MXN — Mexican Peso
SEK — Swedish Krona
USD — United States Dollar

•	Variable rate security. The rate shown is the rate as of October 31, 2009.
≠	The rate shown is the effective yield at the time of purchase.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2009, the aggregate amount of Rule 144A securities was $2,190,518, which represented 1.53% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

1 The following foreign cross currency exchange contract was outstanding at October 31, 2009:

Foreign Currency Exchange Contract

					Unrealized
Contracts to Deliver		In Exchange For		Settlement Date	Appreciation
EUR	(12,509,090)	GBP	11,353,500	1/29/10	$230,976

The use of foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     119

Statements of net assets

Delaware Pooled® Trust — The International Fixed Income Portfolio

October 31, 2009

	Principal		Value
	Amount°		(U.S. $)
Bonds – 97.66%
Australia – 7.79%
Australian Government
5.25% 3/15/19	AUD	1,100,000	$968,777
6.00% 2/15/17	AUD	400,000	371,388
Queensland Treasury
6.00% 8/14/13	AUD	200,000	182,263
			1,522,428
Austria – 1.43%
Oesterreichische Kontrollbank
1.80% 3/22/10	JPY	25,000,000	278,599
			278,599
Belgium – 0.43%
Belgian Government
5.50% 3/28/28	EUR	50,000	84,669
			84,669
Finland – 2.17%
Finnish Government
5.375% 7/4/13	EUR	260,000	425,075
			425,075
France – 13.91%
Agence Francaise de
Developement
1.80% 6/19/15	JPY	70,000,000	794,439
Compagnie de Financement
Foncier 0.60% 3/23/10	JPY	60,000,000	663,272
Dexia Municipal Agency
1.55% 10/31/13	JPY	5,000,000	54,564
1.80% 5/9/17	JPY	35,000,000	374,187
France Government
5.75% 10/25/32	EUR	460,000	832,408
			2,718,870
Germany – 12.61%
Bayerische Landesbank
1.40% 4/22/13	JPY	28,000,000	313,351
Deutschland Republic
6.50% 7/4/27	EUR	430,000	829,015
KFW 5.00% 7/4/11	EUR	340,000	530,942
Rentenbank 1.375% 4/25/13	JPY	70,000,000	791,495
			2,464,803
Greece – 3.38%
Hellenic Republic Government
4.60% 7/20/18	EUR	440,000	659,659
			659,659
Ireland – 3.66%
Irish Government
4.50% 10/18/18	EUR	120,000	177,637
5.00% 4/18/13	EUR	340,000	536,743
			714,380
Italy – 4.61%
Italy Buoni Poliennali Del
Tesoro 5.25% 8/1/17	EUR	400,000	660,798
Republic of Italy 4.50% 6/8/15	JPY	19,000,000	239,279
			900,077
Japan – 10.77%
Development Bank of Japan
1.05% 6/20/23	JPY	55,000,000	547,132
Japan Finance Organization
Municipal Enterprises
1.35% 11/26/13	JPY	63,000,000	718,042
Japan Government 20 Year
Bond 1.90% 3/22/21	JPY	73,000,000	839,103
			2,104,277
Mexico – 4.44%
Mexican Bonos
8.00% 12/23/10	MXN	1,600,000	125,773
8.00% 12/7/23	MXN	5,000,000	369,977
9.50% 12/18/14	MXN	2,600,000	214,246
10.00% 12/5/24	MXN	1,800,000	156,777
			866,773
Netherlands – 4.56%
Bank Nederlandse Gemeenten
1.85% 11/7/16	JPY	40,000,000	460,314
• ING Bank 6.125% 5/29/23	EUR	160,000	245,540
Netherlands Government
3.75% 7/15/14	EUR	120,000	186,028
			891,882
Norway – 6.24%
Eksportfinans
1.60% 3/20/14	JPY	84,000,000	928,843
1.80% 6/21/10	JPY	26,000,000	290,401
			1,219,244
Poland – 3.88%
Poland Government
5.25% 10/25/17	PLN	1,700,000	560,107
5.75% 9/23/22	PLN	590,000	197,112
			757,219
Slovenia – 2.85%
Republic of Slovenia
6.00% 3/24/10	EUR	370,000	556,930
			556,930
Supranational – 3.45%
Asian Development Bank
2.35% 6/21/27	JPY	40,000,000	456,962
European Investment Bank
2.15% 1/18/27	JPY	20,000,000	217,204
			674,166
Sweden – 4.89%
Sweden Government
3.00% 7/12/16	SEK	4,400,000	620,234
4.25% 3/12/19	SEK	2,200,000	334,955
			955,189
United Kingdom – 6.01%
HSBC Holdings
6.25% 3/19/18	EUR	150,000	249,171
• Lloyds TSB Bank
5.625% 3/5/18	EUR	175,000	247,257

2009 Annual report • Delaware Pooled Trust

	Principal		Value
	Amount°		(U.S. $)
Bonds (continued)
United Kingdom (continued)
Royal Bank of Scotland
5.375% 9/30/19	EUR	200,000	$298,701
Standard Chartered Bank
5.875% 9/26/17	EUR	150,000	235,480
• Standard Life Finance
6.375% 7/12/22	EUR	100,000	143,471
			1,174,080
United States – 0.58%
• Zurich Finance USA
4.50% 6/15/25	EUR	80,000	112,868
			112,868
Total Bonds
(cost $17,096,959)			19,081,188

≠Discount Note – 1.19%
Federal Home Loan Bank
0.02% 11/2/09	USD	232,000	232,000
Total Discount Note
(cost $232,000)			232,000

Total Value of Securities – 98.85%
(cost $17,328,959)			19,313,188
Receivables and Other Assets
Net of Liabilities – 1.15%			225,284
Net Assets Applicable to 1,571,559
Shares Outstanding; Equivalent to
$12.43 Per Share – 100.00%			$19,538,472

Components of Net Assets at October 31, 2009:
Shares of beneficial interest
(unlimited authorization – no par)			$16,308,995
Undistributed net investment income			1,762,634
Accumulated net realized loss on investments			(553,756)
Net unrealized appreciation of investments
and foreign currencies			2,020,599
Total net assets			$19,538,472

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
MXN — Mexican Peso
PLN — Polish Zloty
SEK — Swedish Krona
USD — United States Dollar

•	Variable rate security. The rate shown is the rate as of October 31, 2009.
≠	The rate shown is the effective yield at the time of purchase.

[1]The following foreign cross currency exchange contract was outstanding at October 31, 2009:

Foreign Currency Exchange Contract
					Unrealized
Contracts to Deliver		In Exchange For		Settlement Date	Appreciation
EUR	(1,703,356)	GBP	1,546,000	1/29/10	$31,451

The use of foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Statements of operations

Delaware Pooled® Trust

Year Ended October 31, 2009

	The		The	The
	Large-Cap	The	Large-Cap	Small-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$329,699	$51,313	$2,203,422	$4,497
Interest	334	845	6,587	196
Securities lending income	—	2,673	61,223	2,351
Foreign tax withheld	—	(1,437)	(36,885)	(22)
	330,033	53,394	2,234,347	7,022
Expenses:
Management fees	49,287	66,955	1,270,873	12,499
Accounting and administration expenses	3,584	3,571	92,427	666
Reports and statements to shareholders	1,289	768	16,019	47
Registration fees	14,397	13,930	21,760	14,251
Legal fees	1,292	1,356	33,159	68
Dividend disbursing and transfer agent fees and expenses	4,216	4,736	21,251	4,590
Custodian fees	347	969	5,537	1,287
Trustees’ fees	604	601	15,739	132
Dues and services	569	413	2,186	576
Audit and tax	11,426	11,467	25,254	9,431
Consulting fees	118	115	3,330	22
Trustees’ expenses	44	42	1,174	10
Pricing fees	665	662	683	986
Insurance fees	246	211	7,596	11
	88,084	105,796	1,516,988	44,576
Less fees absorbed or waived	(26,017)	(26,457)	(17,841)	(30,592)

Total operating expenses	62,067	79,339	1,499,147	13,984

Net Investment Income (Loss)	267,966	(25,945)	735,200	(6,962)

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	(737,530)	(2,571,359)	(59,658,707)	(2,007,606)
Foreign currencies	—	1,106	—	(42)
Net realized loss	(737,530)	(2,570,253)	(59,658,707)	(2,007,648)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	1,568,873	4,572,319	96,061,499	1,305,958
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies	831,343	2,002,066	36,402,792	(701,690)

Net Increase (Decrease) In Net Assets
Resulting from Operations	$1,099,309	$1,976,121	$37,137,992	$(708,652)

See accompanying notes

2009 Annual report • Delaware Pooled Trust

	The	The	The	The
	Focus Smid-Cap	Real Estate	Core Focus	High-Yield
	Growth Equity	Investment	Fixed Income	Bond
	Portfolio	Trust Portfolio II	Portfolio	Portfolio
Investment Income:
Dividends	$33,284	$195,637	$10,740	$22,387
Interest	172	325	1,210,256	2,317,636
Securities lending income	2,759	809	14,611	13,224
Foreign tax witheld	(408)	—	—	—
	35,807	196,771	1,235,607	2,353,247
Expenses:
Management fees	24,069	32,905	91,913	90,901
Accounting and administration expenses	1,284	1,755	9,191	8,080
Reports and statements to shareholders	1,340	366	2,340	1,558
Registration fees	2,298	12,582	16,136	14,800
Legal fees	423	639	3,312	3,610
Dividend disbursing and transfer agent fees and expenses	3,794	3,782	5,278	6,087
Custodian fees	600	2,378	5,681	3,143
Trustees’ fees	226	293	1,661	1,357
Dues and services	1,534	615	158	607
Audit and tax	11,135	10,943	12,042	14,210
Consulting fees	39	60	314	269
Trustees’ expenses	16	22	136	107
Pricing fees	689	762	13,333	12,814
Insurance fees	128	130	1,001	571
	47,575	67,232	162,496	158,114
Less fees waived	(18,022)	(27,145)	(63,575)	(38,866)

Total operating expenses	29,553	40,087	98,921	119,248

Net Investment Income	6,254	156,684	1,136,686	2,233,999

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	(1,419,238)	(2,692,436)	(640,805)	(2,039,019)
Futures contracts	—	—	62,315	—
Written options	—	—	(279,416)	—
Swap contracts	—	—	(2,717)	18,257
Foreign currencies	(4,835)	—	(3)	—
Net realized loss	(1,424,073)	(2,692,436)	(860,626)	(2,020,762)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	1,982,627	2,420,886	3,214,236	7,482,317
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies	558,554	(271,550)	2,353,610	5,461,555

Net Increase (Decrease) In Net Assets
Resulting from Operations	$564,808	$(114,866)	$3,490,296	$7,695,554

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     123

Statements of operations

Delaware Pooled® Trust

			The
	The	The	Labor Select	The
	Core Plus	International	International	Emerging
	Fixed Income	Equity	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$40,637	$37,823,611	$28,843,254	$21,689,171
Interest	4,598,525	18,955	20,865	17,502
Securities lending income	23,522	716,672	633,372	297,720
Foreign tax withheld	—	(3,139,197)	(2,225,601)	(1,851,748)
	4,662,684	35,420,041	27,271,890	20,152,645
Expenses:
Management fees	313,033	6,284,878	4,948,345	5,205,411
Accounting and administration expenses	29,119	335,193	263,912	208,216
Reports and statements to shareholders	6,252	55,132	42,662	34,698
Registration fees	15,550	17,077	20,360	23,430
Legal fees	10,923	123,018	96,547	75,969
Dividend disbursing and transfer agent fees and expenses	9,112	71,726	54,199	43,000
Custodian fees	13,453	310,748	252,633	350,351
Trustees’ fees	5,221	57,895	43,793	34,489
Dues and services	591	8,255	4,998	4,850
Audit and tax	16,190	46,680	47,236	44,041
Consulting fees	1,116	12,762	8,931	7,436
Trustees’ expenses	423	4,328	3,236	2,473
Pricing fees	20,246	4,889	4,360	4,700
Insurance fees	2,059	25,812	18,672	14,930
	443,288	7,358,393	5,809,884	6,053,994
Less fees waived	(114,788)	—	—	—

Total operating expenses	328,500	7,358,393	5,809,884	6,053,994

Net Investment Income	4,334,184	28,061,648	21,462,006	14,098,651

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	(2,111,148)	(167,255,403)	(85,355,469)	(51,450,697)
Redemptions in kind*	—	(10,754,867)	—	—
Futures contracts	(35,582)	—	—	—
Swap contracts	(66,021)	—	—	—
Written options	27	—	—	—
Foreign currencies	(254,350)	1,012,043	656,048	(925,501)
Net realized loss	(2,467,074)	(176,998,227)	(84,699,421)	(52,376,198)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	13,639,895	272,398,584	177,115,167	281,676,826
Net Realized and Unrealized Gain
on Investments and Foreign Currencies	11,172,821	95,400,357	92,415,746	229,300,628

Net Increase In Net Assets
Resulting from Operations	$15,507,005	$123,462,005	$113,877,752	$243,399,279

*See Note 12 in “Notes to Financial Statements”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

	The
	Global	The	The
	Real Estate	Global Fixed	International
	Securities	Income	Fixed Income
	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$2,539,221	$—	$—
Interest	6,061	5,480,996	1,657,040
Securities lending income	80,111	722	104
Foreign tax withheld	(112,672)	—	—
	2,512,721	5,481,718	1,657,144
Expenses:
Management fees	549,078	748,720	99,411
Accounting and administration expenses	22,185	59,898	7,953
Reports and statements to shareholders	5,110	11,576	2,278
Registration fees	20,249	12,580	9,835
Legal fees	6,786	22,797	2,873
Dividend disbursing and transfer agent fees and expenses	13,251	14,975	4,992
Custodian fees	29,659	68,093	11,454
Trustees’ fees	3,890	10,279	1,398
Dues and services	864	1,109	118
Audit and tax	14,019	15,993	11,652
Consulting fees	850	2,443	279
Trustees’ expenses	288	816	115
Pricing fees	4,835	3,927	3,249
Insurance fees	2,135	4,798	628
Distribution expenses – Class P	12	—	—
	673,211	978,004	156,235
Less fees waived	(77,434)	(79,790)	(36,687)

Total operating expenses	595,777	898,214	119,548

Net Investment Income	1,916,944	4,583,504	1,537,596

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	(48,772,935)	3,303,081	(542,837)
Redemptions in kind*	—	(127,221)	—
Foreign currencies	(271,714)	2,113,393	1,342,914
Net realized gain (loss)	(49,044,649)	5,289,253	800,077
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	47,409,914	13,784,058	1,059,368

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies	(1,634,735)	19,073,311	1,859,445

Net Increase In Net Assets
Resulting from Operations	$282,209	$23,656,815	$3,397,041

*See Note 12 in “Notes to Financial Statements”

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Statements of changes in net assets

Delaware Pooled® Trust

	The				The
	Large-Cap		The		Large-Cap
	Value Equity		Select 20		Growth Equity
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$267,966	$220,200	$(25,945)	$8,228	$735,200	$783,976
Net realized loss on investments
and foreign currencies	(737,530)	(1,610,572)	(2,570,253)	(178,780)	(59,658,707)	(17,955,538)
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	1,568,873	(3,407,972)	4,572,319	(4,323,181)	96,061,499	(172,056,990)
Net increase (decrease) in net assets
resulting from operations	1,099,309	(4,798,344)	1,976,121	(4,493,733)	37,137,992	(189,228,552)

Dividends and Distributions to
Shareholders from:
Net investment income	(237,317)	(281,600)	(8,262)	—	(1,012,945)	(611,041)
Return of capital	—	—	(7,220)	—	—	—
Net realized gain on investments	—	(819,533)	—	—	—	(3,840,827)
	(237,317)	(1,101,133)	(15,482)	—	(1,012,945)	(4,451,868)
Capital Share Transactions:
Proceeds from shares sold	129,918	4,000,002	13,741	10,793,983	18,048,099	44,699,387
Net asset value of shares issued upon
reinvestment of dividends and distributions	210,805	1,056,003	—	—	776,299	4,189,550
	340,723	5,056,005	13,741	10,793,983	18,824,398	48,888,937
Cost of shares repurchased	(86,008)	(446,258)	(703,650)	—	(62,458,425)	(57,582,596)
Increase (decrease) in net assets derived
from capital share transactions	254,715	4,609,747	(689,909)	10,793,983	(43,634,027)	(8,693,659)

Net Increase (Decrease) In Net Assets	1,116,707	(1,289,730)	1,270,730	6,300,250	(7,508,980)	(202,374,079)

Net Assets:
Beginning of year	8,988,199	10,277,929	8,932,964	2,632,714	258,525,611	460,899,690
End of year	$10,104,906	$8,988,199	$10,203,694	$8,932,964	$251,016,631	$258,525,611

Undistributed net investment income	$205,980	$175,331	$—	$8,262	$477,181	$754,926

See accompanying notes

2009 Annual report • Delaware Pooled Trust

	The		The		The
	Small-Cap		Focus Smid-Cap		Real Estate
	Growth Equity		Growth Equity		Investment Trust
	Portfolio		Portfolio		Portfolio II
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$(6,962)	$(18,535)	$6,254	$40,333	$156,684	$209,017
Net realized gain (loss) on investments
and foreign currencies	(2,007,648)	1,106,654	(1,424,073)	(691,830)	(2,692,436)	(1,868,092)
Net change in unrealized appreciation/
depreciation of investments	1,305,958	(7,116,413)	1,982,627	(2,200,067)	2,420,886	(2,092,438)
Net increase (decrease) in net assets
resulting from operations	(708,652)	(6,028,294)	564,808	(2,851,564)	(114,866)	(3,751,513)

Dividends and Distributions to
Shareholders from:
Net investment income	—	—	(36,642)	(23,963)	(295,942)	(125,724)
Net realized gain on investments	(1,114,784)	(10,616,858)	—	(561,191)	—	(5,218,577)
	(1,114,784)	(10,616,858)	(36,642)	(585,154)	(295,942)	(5,344,301)
Capital Share Transactions:
Proceeds from shares sold	409,649	1,205,410	544,671	3,893,376	—	2,167,811
Net asset value of shares issued upon
reinvestment of dividends and distributions	999,280	8,901,015	30,427	186,778	295,942	4,855,495
	1,408,929	10,106,425	575,098	4,080,154	295,942	7,023,306
Cost of shares repurchased	(4,812,057)	(6,137,995)	(1,957,935)	(5,119,784)	—	(6,370,864)
Increase (decrease) in net assets derived
from capital share transactions	(3,403,128)	3,968,430	(1,382,837)	(1,039,630)	295,942	652,442

Net Decrease In Net Assets	(5,226,564)	(12,676,722)	(854,671)	(4,476,348)	(114,866)	(8,443,372)

Net Assets:
Beginning of year	5,887,580	18,564,302	4,304,805	8,781,153	5,345,654	13,789,026
End of year	$661,016	$5,887,580	$3,450,134	$4,304,805	$5,230,788	$5,345,654

Undistributed net investment income	$—	$—	$—	$27,839	$108,076	$247,334

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     127

Statements of changes in net assets

Delaware Pooled® Trust

	The		The		The
	Core Focus		High-Yield		Core Plus
	Fixed Income		Bond		Fixed Income
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$1,136,686	$1,580,537	$2,233,999	$1,748,658	$4,334,184	$7,087,240
Net realized loss on investments
and foreign currencies	(860,626)	(53,556)	(2,020,762)	(2,886,572)	(2,467,074)	(755,821)
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	3,214,236	(2,738,646)	7,482,317	(5,810,362)	13,639,895	(12,094,663)
Net increase (decrease) in net assets
resulting from operations	3,490,296	(1,211,665)	7,695,554	(6,948,276)	15,507,005	(5,763,244)

Dividends and Distributions to
Shareholders from:
Net investment income	(1,521,244)	(2,889,431)	(1,797,338)	(1,527,622)	(7,498,499)	(12,533,870)
	(1,521,244)	(2,889,431)	(1,797,338)	(1,527,622)	(7,498,499)	(12,533,870)
Capital Share Transactions:
Proceeds from shares sold	2,318,488	560,001	1,629,639	14,842,905	2,343,320	15,578,695
Net asset value of shares issued upon
reinvestment of dividends and distributions	797,612	1,765,343	1,797,337	1,527,622	7,498,498	12,533,869
	3,116,100	2,325,344	3,426,976	16,370,527	9,841,818	28,112,564
Cost of shares repurchased	(14,645,434)	(9,424,972)	(5,522,499)	(9,577,452)	(75,743,292)	(88,626,690)
Increase (decrease) in net assets derived
from capital share transactions	(11,529,334)	(7,099,628)	(2,095,523)	6,793,075	(65,901,474)	(60,514,126)

Net Increase (Decrease) In Net Assets	(9,560,282)	(11,200,724)	3,802,693	(1,682,823)	(57,892,968)	(78,811,240)

Net Assets:
Beginning of year	30,110,559	41,311,283	19,814,226	21,497,049	111,496,286	190,307,526
End of year	$20,550,277	$30,110,559	$23,616,919	$19,814,226	$53,603,318	$111,496,286

Undistributed net investment income	$838,156	$1,214,453	$1,756,679	$1,442,648	$3,580,383	$6,892,719

See accompanying notes

2009 Annual report • Delaware Pooled Trust

	The		The		The
	International		Labor Select		Emerging
	Equity		International Equity		Markets
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$28,061,648	$67,326,608	$21,462,006	$32,756,727	$14,098,651	$21,141,012
Net realized gain (loss)
on investments and
foreign currencies	(176,998,227)	208,699,822	(84,699,421)	36,536,883	(52,376,198)	87,366,325
Net change in unrealized
appreciation/ depreciation
of investments and
foreign currencies	272,398,584	(1,127,406,379)	177,115,167	(497,970,809)	281,676,826	(550,397,184)
Net increase (decrease) in net
assets resulting from operations	123,462,005	(851,379,949)	113,877,752	(428,677,199)	243,399,279	(441,889,847)

Dividends and Distributions to
Shareholders from:
Net investment income	(88,843,079)	(52,306,336)	(45,431,913)	(21,149,627)	(18,560,863)	(19,955,704)
Net realized gain on investments	(115,309,708)	(196,558,829)	(21,957,887)	(137,405,507)	(77,673,850)	(171,112,712)
	(204,152,787)	(248,865,165)	(67,389,800)	(158,555,134)	(96,234,713)	(191,068,416)
Capital Share Transactions:
Proceeds from shares sold	175,739,074	146,915,734	57,798,530	60,433,150	35,854,925	26,698,016
Purchase reimbursement fees	—	—	—	—	175,506	146,568
Net asset value of shares issued
upon reinvestment of
dividends and distributions	117,359,230	155,210,426	67,389,800	158,555,131	95,274,293	187,766,920
	293,098,304	302,126,160	125,188,330	218,988,281	131,304,724	214,611,504
Cost of shares repurchased	(386,145,988)	(634,846,734)	(13,477,969)	(85,328,116)	(151,006,679)	(76,994,359)
Redemption reimbursement fees	—	—	—	—	783,765	422,654
	(386,145,988)	(634,846,734)	(13,477,969)	(85,328,116)	(150,222,914)	(76,571,705)
Increase (decrease) in net assets
derived from capital share
transactions	(93,047,684)	(332,720,574)	111,710,361	133,660,165	(18,918,190)	138,039,799

Net Increase (Decrease) In
Net Assets	(173,738,466)	(1,432,965,688)	158,198,313	(453,572,168)	128,246,376	(494,918,464)

Net Assets:
Beginning of year	1,086,794,928	2,519,760,616	639,519,432	1,093,091,600	469,391,997	964,310,461
End of year	$913,056,462	$1,086,794,928	$797,717,745	$639,519,432	$597,638,373	$469,391,997

Undistributed net
investment income	$25,053,862	$84,194,637	$19,711,006	$43,032,842	$13,025,164	$18,280,029

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     129

Statements of changes in net assets

Delaware Pooled® Trust

	The
	Global		The		The
	Real Estate		Global		International
	Securities		Fixed Income		Fixed Income
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/09	10/31/08	10/31/09	10/31/08	10/31/09	10/31/08
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$1,916,944	$4,428,162	$4,583,504	$7,026,495	$1,537,596	$693,119
Net realized gain (loss) on investments
and foreign currencies	(49,044,649)	(65,074,322)	5,289,253	25,095,659	800,077	1,473,704
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	47,409,914	(58,405,986)	13,784,058	(20,053,367)	1,059,368	(846,582)
Net increase (decrease) in net assets
resulting from operations	282,209	(119,052,146)	23,656,815	12,068,787	3,397,041	1,320,241

Dividends and Distributions to
Shareholders from:
Net investment income Original Class	(169,854)	(11,757,994)	(31,311,090)	(12,715,444)	(2,146,073)	(1,709,358)
Net investment income Class P	—	(371)	—	—	—	—
	(169,854)	(11,758,365)	(31,311,090)	(12,715,444)	(2,146,073)	(1,709,358)
Capital Share Transactions:
Proceeds from shares sold
Pooled Trust Class	14,409,334	91,695,325	12,873,471	22,121,887	—	—
Net asset value of shares issued upon
reinvestment of dividends and
distributions Original Class	162,140	11,757,994	27,155,323	9,998,614	2,146,072	1,709,358
Net asset value of shares issued upon
reinvestment of dividends and
distributions Class P	—	371	—	—	—	—
	14,571,474	103,453,690	40,028,794	32,120,501	2,146,072	1,709,358
Cost of shares repurchased
Original Class	(47,867,643)	(220,906,637)	(60,331,787)	(143,211,487)	(13,674,014)	(3,673,566)
Decrease in net assets derived from
capital share transactions	(33,296,169)	(117,452,947)	(20,302,993)	(111,090,986)	(11,527,942)	(1,964,208)

Net Decrease In Net Assets	(33,183,814)	(248,263,458)	(27,957,268)	(111,737,643)	(10,276,974)	(2,353,325)

Net Assets:
Beginning of year	87,950,700	336,214,158	171,161,658	282,899,301	29,815,446	32,168,771
End of year	$54,766,886	$87,950,700	$143,204,390	$171,161,658	$19,538,472	$29,815,446

Undistributed net investment income	$2,293,265	$—	$6,336,270	$30,306,815	$1,762,634	$2,009,075

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Financial highlights

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of period	$12.190	$22.370	$20.960	$17.330	$16.260

Income (loss) from investment operations:
Net investment income[1]	0.354	0.403	0.439	0.353	0.255
Net realized and unrealized gain (loss) on investments	1.067	(8.186)	1.315	3.531	0.990
Total from investment operations	1.421	(7.783)	1.754	3.884	1.245

Less dividends and distributions from:
Net investment income	(0.321)	(0.613)	(0.344)	(0.254)	(0.175)
Net realized gain on investments	—	(1.784)	—	—	—
Total dividends and distributions	(0.321)	(2.397)	(0.344)	(0.254)	(0.175)

Net asset value, end of period	$13.290	$12.190	$22.370	$20.960	$17.330

Total return[2]	12.12%	(38.48% )	8.49%	22.66%	7.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,105	$8,988	$10,278	$16,317	$9,640
Ratio of expenses to average net assets	0.69%	0.68%	0.69%	0.68%	0.69%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.98%	1.16%	1.00%	1.15%	1.29%
Ratio of net investment income to average net assets	2.99%	2.43%	2.00%	1.88%	1.49%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.70%	1.95%	1.69%	1.41%	0.89%
Portfolio turnover	26%	34%	14%	109%	49%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     131

Financial highlights

Delaware Pooled® Trust — The Select 20 Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08		10/31/07		10/31/06		10/31/05
Net asset value, beginning of period	$4.040	$6.880		$5.770		$5.590		$4.960

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.012)	0.008		(0.016)		(0.011)		(0.008)
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.959	(2.848)		1.126		0.191		0.638
Total from investment operations	0.947	(2.840)		1.110		0.180		0.630

Less dividends and distributions from:
Net investment income	(0.004)	—		—		—		—
Return of capital	(0.003)	—		—		—		—
Total dividends and distributions	(0.007)	—		—		—		—

Net asset value, end of period	$4.980	$4.040		$6.880		$5.770		$5.590

Total return[2]	23.51%	(41.28%	)	19.24%		3.22%		12.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,204	$8,933		$2,633		$7,983		$14,522
Ratio of expenses to average net assets	0.89%	0.89%		0.90%		0.89%		0.90%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.18%	1.64%		1.23%		1.06%		1.15%
Ratio of net investment income (loss) to average net assets	(0.29% )	0.15%		(0.26%	)	(0.20%	)	(0.14%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.58% )	(0.60%	)	(0.59%	)	(0.37%	)	(0.39%	)
Portfolio turnover	53%	61%		47%		55%		220%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

				11/1/05[1]
	Year Ended			to
	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of period	$6.220	$10.560	$8.780	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.020	0.018	0.016	0.008
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.135	(4.256)	1.768	0.277
Total from investment operations	1.155	(4.238)	1.784	0.285

Less dividends and distributions from:
Net investment income	(0.025)	(0.014)	(0.004)	(0.005)
Net realized gain on investments	—	(0.088)	—	—
Total dividends and distributions	(0.025)	(0.102)	(0.004)	(0.005)

Net asset value, end of period	$7.350	$6.220	$10.560	$8.780

Total return[3]	18.51%	(40.50% )	20.33%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$251,017	$258,526	$460,900	$286,848
Ratio of expenses to average net assets	0.65%	0.65%	0.64%	0.65%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.66%	0.65%	0.64%	0.71%
Ratio of net investment income to average net assets	0.32%	0.20%	0.17%	0.10%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.31%	0.20%	0.17%	0.04%
Portfolio turnover	30%	38%	25%	25%

1 Date of commencement of operations.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     133

Financial highlights

Delaware Pooled® Trust — The Small-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06		10/31/05
Net asset value, beginning of period	$3.440	$18.090	$17.290	$15.460		$14.300

Income (loss) from investment operations:
Net investment loss[1]	(0.011)	(0.010)	(0.055)	(0.068)		(0.050)
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.630	(3.709)	3.417	1.898		1.210
Total from investment operations	0.619	(3.719)	3.362	1.830		1.160

Less dividends and distributions from:
Net realized gain on investments	(0.699)	(10.931)	(2.562)	—		—
Total dividends and distributions	(0.699)	(10.931)	(2.562)	—		—

Net asset value, end of period	$3.360	$3.440	$18.090	$17.290		$15.460

Total return[2]	29.20%	(45.02% )	22.01%	11.84%		8.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$661	$5,888	$18,564	$68,037		$77,896
Ratio of expenses to average net assets	0.84%	0.90%	0.91%	0.89%		0.86%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.67%	1.21%	0.91%	0.90%		0.86%
Ratio of net investment loss to average net assets	(0.42% )	(0.17% )	(0.34% )	(0.40%	)	(0.34%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.25% )	(0.48% )	(0.34% )	(0.41%	)	(0.34%	)
Portfolio turnover	111%	89%	72%	69%		61%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager, as applicable. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06		10/31/05
Net asset value, beginning of period	$6.580	$11.360	$10.290	$9.460		$8.360

Income (loss) from investment operations:
Net investment income (loss)[1]	0.013	0.056	0.018	0.018		(0.054)
Net realized and unrealized gain (loss) on investments
and foreign currencies	2.173	(4.079)	1.527	0.812		1.154
Total from investment operations	2.186	(4.023)	1.545	0.830		1.100

Less dividends and distributions from:
Net investment income	(0.056)	(0.031)	(0.013)	—		—
Net realized gain on investments	—	(0.726)	(0.462)	—		—
Total dividends and distributions	(0.056)	(0.757)	(0.475)	—		—

Net asset value, end of period	$8.710	$6.580	$11.360	$10.290		$9.460

Total return[2]	33.07%	(37.44% )	15.77%	8.77%		13.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,450	$4,305	$8,781	$6,099		$2,226
Ratio of expenses to average net assets	0.92%	0.92%	0.93%	0.92%	[3]	0.93%	[3]
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.48%	1.12%	1.11%	1.36%		1.93%
Ratio of net investment income (loss) to average net assets	0.19%	0.63%	0.18%	0.18%		(0.60%	)
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	(0.37% )	0.43%	(0.01% )	(0.26%	)	(1.60%	)
Portfolio turnover	51%	43%	33%	113%		86%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.
3 Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.98% and 0.95%, respectively.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     135

Financial highlights

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of period	$4.680	$13.600	$30.730	$26.430	$26.220

Income (loss) from investment operations:
Net investment income[1]	0.129	0.157	0.150	0.589	0.712
Net realized and unrealized gain (loss) on investments	(0.290)	(3.806)	0.763	7.423	2.409
Total from investment operations	(0.161)	(3.649)	0.913	8.012	3.121

Less dividends and distributions from:
Net investment income	(0.259)	(0.124)	(0.205)	(1.101)	(0.172)
Net realized gain on investments	—	(5.147)	(17.838)	(2.611)	(2.739)
Total dividends and distributions	(0.259)	(5.271)	(18.043)	(3.712)	(2.911)

Net asset value, end of period	$4.260	$4.680	$13.600	$30.730	$26.430

Total return[2]	(2.62% )	(37.42% )	2.41%	34.27%	12.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,231	$5,346	$13,789	$25,417	$55,382
Ratio of expenses to average net assets	0.91%	0.86%	0.88%	0.86%	0.86%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.53%	1.20%	0.98%	0.94%	0.89%
Ratio of net investment income to average net assets	3.57%	2.27%	0.97%	2.22%	2.73%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.95%	1.93%	0.87%	2.14%	2.70%
Portfolio turnover	169%	121%	93%	68%	41%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of period	$8.150	$9.140	$9.100	$8.820	$8.850

Income (loss) from investment operations:
Net investment income[1]	0.414	0.403	0.444	0.405	0.332
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.968	(0.753)	(0.030)	0.035	(0.216)
Total from investment operations	1.382	(0.350)	0.414	0.440	0.116

Less dividends and distributions from:
Net investment income	(0.412)	(0.640)	(0.374)	(0.160)	(0.085)
Net realized gain on investments	—	—	—	—	(0.061)
Total dividends and distributions	(0.412)	(0.640)	(0.374)	(0.160)	(0.146)

Net asset value, end of period	$9.120	$8.150	$9.140	$9.100	$8.820

Total return[2]	17.41%	(4.13% )	4.70%	5.06%	1.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,550	$30,111	$41,311	$53,842	$17,923
Ratio of expenses to average net assets	0.43%	0.42%	0.37%	0.43% [3]	0.44% [3]
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.71%	0.63%	0.56%	0.66%	0.85%
Ratio of net investment income to average net assets	4.94%	4.63%	4.96%	4.60%	3.75%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	4.66%	4.39%	4.75%	4.37%	3.34%
Portfolio turnover	299%	359%	505%	555%	455%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.
3 Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.47% and 0.45%, respectively.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     137

Financial highlights

Delaware Pooled® Trust — The High-Yield Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of period	$5.580	$8.060	$8.160	$7.430	$7.780

Income (loss) from investment operations:
Net investment income[1]	0.656	0.590	0.595	0.621	0.539
Net realized and unrealized gain (loss) on investments	1.634	(2.492)	(0.062)	0.210	(0.139)
Total from investment operations	2.290	(1.902)	0.533	0.831	0.400

Less dividends and distributions from:
Net investment income	(0.520)	(0.578)	(0.633)	(0.101)	(0.750)
Total dividends and distributions	(0.520)	(0.578)	(0.633)	(0.101)	(0.750)

Net asset value, end of period	$7.350	$5.580	$8.060	$8.160	$7.430

Total return[2]	46.38%	(25.30% )	6.89%	11.33%	5.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,617	$19,814	$21,497	$6,166	$5,265
Ratio of expenses to average net assets	0.59%	0.54%	0.43%	0.59%	0.62%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.78%	0.77%	0.70%	1.03%	1.34%
Ratio of net investment income to average net assets	11.05%	8.25%	7.45%	8.05%	7.03%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	10.86%	8.02%	7.18%	7.61%	6.31%
Portfolio turnover	119%	132%	177%	142%	267%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of period	$8.290	$9.540	$9.550	$9.260	$9.260

Income (loss) from investment operations:
Net investment income[1]	0.506	0.467	0.495	0.450	0.360
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.474	(0.991)	(0.065)	0.110	(0.169)
Total from investment operations	1.980	(0.524)	0.430	0.560	0.191

Less dividends and distributions from:
Net investment income	(0.570)	(0.726)	(0.440)	(0.270)	(0.136)
Net realized gain on investments	—	—	—	—	(0.055)
Total dividends and distributions	(0.570)	(0.726)	(0.440)	(0.270)	(0.191)

Net asset value, end of period	$9.710	$8.290	$9.540	$9.550	$9.260

Total return[2]	25.55%	(5.91% )	4.66%	6.20%	2.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,603	$111,496	$190,308	$204,874	$167,892
Ratio of expenses to average net assets	0.45%	0.42%	0.38%	0.45% [3]	0.48% [3]
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.61%	0.57%	0.54%	0.56%	0.63%
Ratio of net investment income to average net assets	5.95%	5.19%	5.29%	4.89%	3.87%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	5.79%	5.03%	5.12%	4.78%	3.72%
Portfolio turnover	218%	315%	503%	421%	620%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.
3 Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.47% and 0.49%, respectively.

See accompanying notes

2009 Annual report • Delaware  Pooled Trust

(continues)     139

Financial highlights

Delaware Pooled® Trust — The International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of period	$14.480	$27.200	$25.330	$20.460	$17.650

Income (loss) from investment operations:
Net investment income[1]	0.382	0.757	0.680	0.671	0.554
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.296	(10.746)	4.632	5.247	2.500
Total from investment operations	1.678	(9.989)	5.312	5.918	3.054

Less dividends and distributions from:
Net investment income	(1.383)	(0.574)	(0.707)	(0.531)	(0.244)
Net realized gain on investments	(1.795)	(2.157)	(2.735)	(0.517)	—
Total dividends and distributions	(3.178)	(2.731)	(3.442)	(1.048)	(0.244)

Net asset value, end of period	$12.980	$14.480	$27.200	$25.330	$20.460

Total return[2]	16.11%	(40.40% )	23.35%	30.13%	17.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$913,056	$1,086,795	$2,519,761	$2,167,690	$1,853,300
Ratio of expenses to average net assets	0.88%	0.87%	0.88%	0.90%	0.88%
Ratio of net investment income to average net assets	3.35%	3.58%	2.73%	2.98%	2.84%
Portfolio turnover	18%	9%	17%	19%	10%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of period	$12.410	$24.530	$22.380	$17.630	$15.360

Income (loss) from investment operations:
Net investment income[1]	0.364	0.647	0.616	0.612	0.470
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.445	(9.221)	3.980	4.701	2.152
Total from investment operations	1.809	(8.574)	4.596	5.313	2.622

Less dividends and distributions from:
Net investment income	(0.869)	(0.473)	(0.549)	(0.454)	(0.153)
Net realized gain on investments	(0.420)	(3.073)	(1.897)	(0.109)	(0.199)
Total dividends and distributions	(1.289)	(3.546)	(2.446)	(0.563)	(0.352)

Net asset value, end of period	$12.930	$12.410	$24.530	$22.380	$17.630

Total return[2]	16.76%	(40.31% )	22.43%	30.91%	17.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$797,718	$639,519	$1,093,092	$955,535	$650,549
Ratio of expenses to average net assets	0.88%	0.87%	0.88%	0.89%	0.89%
Ratio of net investment income to average net assets	3.26%	3.59%	2.75%	3.09%	2.78%
Portfolio turnover	11%	10%	28%	21%	7%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     141

Financial highlights

Delaware Pooled® Trust — The Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of period	$7.580	$18.780	$15.360	$17.150	$13.740

Income (loss) from investment operations:
Net investment income[1]	0.200	0.347	0.379	0.397	0.486
Net realized and unrealized gain (loss) on investments
and foreign currencies	3.208	(7.707)	6.084	2.963	4.040
Total from investment operations	3.408	(7.360)	6.463	3.360	4.526

Less dividends and distributions from:
Net investment income	(0.303)	(0.402)	(0.369)	(0.540)	(0.242)
Net realized gain on investments	(1.268)	(3.447)	(2.727)	(4.637)	(0.948)
Total dividends and distributions	(1.571)	(3.849)	(3.096)	(5.177)	(1.190)

Reimbursement fees:
Purchase reimbursement fees[1,2]	0.002	0.002	0.038	0.003	0.012
Redemption reimbursement fees[1,2]	0.011	0.007	0.015	0.024	0.062
	0.013	0.009	0.053	0.027	0.074

Net asset value, end of period	$9.430	$7.580	$18.780	$15.360	$17.150

Total return[3]	57.05%	(48.23% )	49.98%	25.12%	35.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$597,638	$469,392	$964,310	$717,464	$698,291
Ratio of expenses to average net assets	1.16%	1.15%	1.28%	1.27%	1.28%
Ratio of net investment income to average net assets	2.71%	2.66%	2.46%	2.70%	3.11%
Portfolio turnover	40%	43%	47%	30%	48%

1 The average shares outstanding method has been applied for per share information.
2 The Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee which are retained by the Portfolio.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not reflect the purchase reimbursement fee and redemption reimbursement fee.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Original Class			Class P
			1/10/07[1]			1/10/07[1]
	Year Ended		to	Year Ended		to
	10/31/09	10/31/08	10/31/07	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$4.430	$9.020	$8.500	$4.420	$9.000	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.139	0.155	0.118	0.129	0.137	0.101
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.490	(4.409)	0.402	0.491	(4.402)	0.399
Total from investment operations	0.629	(4.254)	0.520	0.620	(4.265)	0.500

Less dividends and distributions from:
Net investment income	(0.009)	(0.336)	—	—	(0.315)	—
Total dividends and distributions	(0.009)	(0.336)	—	—	(0.315)	—

Net asset value, end of period	$5.050	$4.430	$9.020	$5.040	$4.420	$9.000

Total return[3]	13.75%	(48.74% )	6.12%	14.03%	(48.88% )	5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,761	$87,945	$336,203	$6	$6	$11
Ratio of expenses to average net assets	1.07%	1.09%	1.09%	1.32%	1.34%	1.34%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.21%	1.12%	1.10%	1.46%	1.37%	1.35%
Ratio of net investment income to average net assets	3.45%	2.21%	1.71%	3.20%	1.96%	1.46%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	3.31%	2.17%	1.70%	3.06%	1.92%	1.45%
Portfolio turnover	124%	96%	56%	124%	96%	56%

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a contractual waiver by the manager. Performance would have been lower had the contractual waiver not been in effect.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

(continues)     143

Financial highlights

Delaware Pooled® Trust — The Global Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of period	$11.730	$11.820	$11.330	$11.570	$12.380

Income (loss) from investment operations:
Net investment income[1]	0.324	0.304	0.266	0.244	0.297
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.494	0.143	0.695	0.358	(0.458)
Total from investment operations	1.818	0.447	0.961	0.602	(0.161)

Less dividends and distributions from:
Net investment income	(2.268)	(0.537)	(0.471)	(0.751)	(0.649)
Net realized gain on investments	—	—	—	(0.091)	—
Total dividends and distributions	(2.268)	(0.537)	(0.471)	(0.842)	(0.649)

Net asset value, end of period	$11.280	$11.730	$11.820	$11.330	$11.570

Total return[2]	17.52%	3.81%	8.80%	5.55%	(1.64% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,204	$171,162	$282,899	$275,806	$289,976
Ratio of expenses to average net assets	0.60%	0.60%	0.61%	0.60%	0.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.65%	0.62%	0.63%	0.63%	0.64%
Ratio of net investment income to average net assets	3.06%	2.51%	2.38%	2.22%	2.43%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	3.01%	2.49%	2.36%	2.19%	2.39%
Portfolio turnover	100%	54%	44%	41%	50%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The International Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of period	$11.570	$11.740	$10.940	$11.200	$12.290

Income (loss) from investment operations:
Net investment income[1]	0.876	0.265	0.245	0.204	0.245
Net realized and unrealized gain (loss) on investments
and foreign currencies	1.173	0.189	0.686	0.300	(0.512)
Total from investment operations	2.049	0.454	0.931	0.504	(0.267)

Less dividends and distributions from:
Net investment income	(1.189)	(0.624)	(0.131)	(0.764)	(0.823)
Total dividends and distributions	(1.189)	(0.624)	(0.131)	(0.764)	(0.823)

Net asset value, end of period	$12.430	$11.570	$11.740	$10.940	$11.200

Total return[2]	18.86%	4.04%	8.60%	4.77%	(2.69% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,538	$29,815	$32,169	$39,273	$62,411
Ratio of expenses to average net assets	0.60%	0.60%	0.61%	0.60%	0.60%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.79%	0.72%	0.72%	0.68%	0.67%
Ratio of net investment income to average net assets	7.73%	2.22%	2.22%	1.92%	2.05%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	7.54%	2.10%	2.11%	1.84%	1.98%
Portfolio turnover	98%	26%	49%	38%	42%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the manager. Performance would have been lower had the voluntary waiver not been in effect.

See accompanying notes

2009 Annual report • Delaware Pooled Trust

Notes to financial statements

Delaware Pooled® Trust

October 31, 2009

Delaware Pooled Trust (Trust) is organized as a Delaware statutory trust and offers 16 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (each, a Portfolio, or collectively, Portfolios). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Select 20, The Real Estate Investment Trust II, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios, which are nondiversified. Each Portfolio offers one class of shares except for The Global Real Estate Securities Portfolio which offers Original Class and Class P shares. The Original Class shares do not carry a 12b-1 fee and the Class P shares carry a 12b-1 fee.

The investment objective of The Large-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Select 20 Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek capital appreciation.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Focus Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Core Focus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Global Real Estate Securities Portfolio is to seek maximum long-term total return through a combination of current income and capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities

2009 Annual report • Delaware Pooled Trust

1. Significant Accounting Policies (continued)

at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolios may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolios’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of The Global Real Estate Securities Portfolio on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At October 31, 2009, the Portfolios held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reimbursement Fees — The Emerging Markets Portfolio may charge a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the statements of changes in net assets.

Other — Expenses directly attributable to the Portfolios are charged directly to the Portfolios. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character for The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all nonrebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates.

2009 Annual report • Delaware Pooled Trust

continues)     147

Notes to financial statements

Delaware Pooled® Trust

1. Significant Accounting Policies (continued)

Each Portfolio declares and pays dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to each Portfolio in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Portfolio on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. The total commission rebates for the year ended October 31, 2009 are as follows:

Commission Rebates
The Large-Cap Value Equity Portfolio	$195
The Select 20 Portfolio	1,200
The Large-Cap Growth Equity Portfolio	21,045
The Focus Smid-Cap Growth Equity Portfolio	609

The Portfolios may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2009.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force, and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Portfolios adopted the Codification for the year ended October 31, 2009. There was no impact to the financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 22, 2009, the date of issuance of the Portfolios’ financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolios’ financial statements.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee which is calculated daily based on the average daily net assets of each Portfolio.

DMC has voluntarily agreed to waive that portion, if any, of its management fees and reimburse each Portfolio (except for The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, and The Global Real Estate Securities Portfolio) to the extent necessary to ensure that annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed specified percentages of average daily net assets of each such Portfolio until such time as the waiver is discontinued. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Portfolios’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios.

2009 Annual report • Delaware Pooled Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

The management fee rates, the operating expense limitation rates in effect for the year ended October 31, 2009, and the operating expense limitation rates in effect prior to March 1, 2009 are as follows:

	Management fee as a percentage of average daily net assets (per annum)		Voluntary operating expense limitation as a percentage of average daily net assets (per annum)†	Prior to 3/1/09 voluntary (unless otherwise noted) operating expense limitation as a percentage of average daily net assets (per annum) †*
The Large-Cap Value Equity Portfolio	0.55%		0.70%	0.68%
The Select 20 Portfolio	0.75%		0.89%	—
The Large-Cap Growth Equity Portfolio	0.55%		0.65%	—
The Small-Cap Growth Equity Portfolio	0.75%		0.95%	0.89%
The Focus Smid-Cap Growth Equity Portfolio	0.75%		0.92%	—
The Real Estate Investment Trust Portfolio II	0.75%		0.95%	0.86%
The Core Focus Fixed Income Portfolio	0.40%		0.43%	—
The High-Yield Bond Portfolio	0.45%		0.59%	—
The Core Plus Fixed Income Portfolio	0.43%		0.45%	—
The International Equity Portfolio	0.75%		—	—
The Labor Select International Equity Portfolio	0.75%		—	0.96%
The Emerging Markets Portfolio	1.00%		—	1.55%
The Global Real Estate Securities Portfolio	0.99%	**	— ***	1.06%	***
The Global Fixed Income Portfolio	0.50%		0.60%	—
The International Fixed Income Portfolio	0.50%		0.60%	—

†

These operating expense limitations exclude certain expenses, such as 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations.

*	This information is provided for those Portfolios that had a change in the operating expense limitation during the period.
**	0.99% on the first $100 million; 0.90% on the next $150 million; 0.80% on assets in excess of $250 million.
***	From 3/1/09 to 9/10/09 the waiver was 1.07% of average daily net assets. This waiver was removed effective 9/11/09. This was a contractual waiver prior to 3/1/09.

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios’ average daily net assets.

Sub-advisory fee as a percentage of average daily net assets (per annum)
The International Equity Portfolio	0.36%
The Labor Select International Equity Portfolio	0.30%
The Emerging Markets Portfolio	0.75%
The Global Fixed Income Portfolio	0.30%
The International Fixed Income Portfolio	0.30%

2009 Annual report • Delaware Pooled Trust

(continues)      149

Notes to financial statements

Delaware Pooled® Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Portfolios. For these services, the Portfolios pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31, 2009, the Portfolios were charged $130,879 for these services.

The Bank of New York Mellon (BNY Mellon) provides custody, fund accounting and financial administration services to the Portfolios.

DSC also provides dividend disbursing and transfer agency services. The Portfolios pay DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, The Global Real Estate Securities Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class P shares. Original Class shares pay no distribution and service expenses.

At October 31, 2009, each Portfolio had receivables due from or liabilities payable to affiliates as follows:

	Investment management fee payable to DMC	Dividend disbursing, transfer agent and fund accounting oversight fees and other expenses payable to DSC	Other expenses payable to DMC and affiliates*	Receivable from DMC under expense limitation agreement
The Large-Cap Value Equity Portfolio	$6,544	$329	$115	$—
The Select 20 Portfolio	5,332	336	118	—
The Large-Cap Growth Equity Portfolio	119,301	2,956	2,451	—
The Small-Cap Growth Equity Portfolio	289	225	69	—
The Focus Smid-Cap Growth Equity Portfolio	1,416	256	53	—
The Real Estate Investment Trust Portfolio II	—	275	236	786
The Core Focus Fixed Income Portfolio	5,000	438	1,138	—
The High-Yield Bond Portfolio	4,450	469	1,447	—
The Core Plus Fixed Income Portfolio	12,079	818	2,410	—
The International Equity Portfolio	599,723	10,563	9,274	—
The Labor Select International Equity Portfolio	520,031	8,971	8,058	—
The Emerging Markets Portfolio	534,274	6,925	6,290	—
The Global Real Estate Securities Portfolio	49,806	1,038	893	—
The Global Fixed Income Portfolio	56,627	1,762	1,688	—
The International Fixed Income Portfolio	10,104	424	422	—

*

DMC, as part of its administrative services, pays operating expenses on behalf of the Portfolios and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees, and trustees’ fees.

2009 Annual report • Delaware Pooled Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Portfolios bear the cost of certain legal and tax services, including internal legal and tax services provided to the Portfolios by DMC and/or its affiliates’ employees. For the year ended October 31, 2009, the Portfolios were charged for internal legal and tax services by DMC and/or its affiliates’ employees as follows:

The Large-Cap Value Equity Portfolio	$770
The Select 20 Portfolio	773
The Large-Cap Growth Equity Portfolio	19,745
The Small-Cap Growth Equity Portfolio	115
The Focus Smid-Cap Growth Equity Portfolio	273
The Real Estate Investment Trust Portfolio II	377
The Core Focus Fixed Income Portfolio	1,942
The High-Yield Bond Portfolio	1,737
The Core Plus Fixed Income Portfolio	6,212
The International Equity Portfolio	71,437
The Labor Select International Equity Portfolio	56,489
The Emerging Markets Portfolio	44,221
The Global Real Estate Securities Portfolio	4,677
The Global Fixed Income Portfolio	12,940
The International Fixed Income Portfolio	1,636

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

3. Investments

For the year ended October 31, 2009, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

	Purchases other than U.S. government securities	Purchases of U.S. government securities	Sales other than U.S. government securities	Sales of U.S. government securities
The Large-Cap Value Equity Portfolio	$2,482,335	$—	$2,288,434	$—
The Select 20 Portfolio	4,422,232	—	4,543,216	—
The Large-Cap Growth Equity Portfolio	68,086,989	—	108,092,018	—
The Small-Cap Growth Equity Portfolio	1,827,621	—	5,877,380	—
The Focus Smid-Cap Growth Equity Portfolio	1,601,309	—	3,114,639	—
The Real Estate Investment Trust Portfolio II	7,581,693	—	7,171,993	—
The Core Focus Fixed Income Portfolio	39,376,186	26,901,566	55,857,430	22,586,526
The High-Yield Bond Portfolio	23,394,398	—	24,814,499	—
The Core Plus Fixed Income Portfolio	135,164,984	22,060,058	200,017,362	23,942,900
The International Equity Portfolio	151,744,479	—	406,991,386	—
The Labor Select International Equity Portfolio	155,043,587	—	73,401,929	—
The Emerging Markets Portfolio	196,828,632	—	291,810,704	—
The Global Real Estate Securities Portfolio	66,159,321	—	93,663,247	—
The Global Fixed Income Portfolio	112,931,284	28,931,473	165,417,264	14,175,501
The International Fixed Income Portfolio	18,836,133	—	31,598,561	—

2009 Annual report • Delaware Pooled Trust

(continues)      151

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

At October 31, 2009, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Portfolio were as follows:

	Cost of investments	Aggregate unrealized appreciation	Aggregate unrealized depreciation	Net unrealized appreciation (depreciation)
The Large-Cap Value Equity Portfolio	$10,718,155	$427,114	$(1,051,940)	$(624,826)
The Select 20 Portfolio	9,985,245	1,231,558	(449,939)	781,619
The Large-Cap Growth Equity Portfolio	271,451,289	15,544,940	(25,928,920)	(10,383,980)
The Small-Cap Growth Equity Portfolio	595,622	110,248	(39,915)	70,333
The Focus Smid-Cap Growth Equity Portfolio	3,285,452	523,494	(349,543)	173,951
The Real Estate Investment Trust Portfolio II	6,611,138	72,358	(1,455,014)	(1,382,656)
The Core Focus Fixed Income Portfolio	26,121,406	691,003	(290,017)	400,986
The High-Yield Bond Portfolio	23,532,789	1,875,069	(406,951)	1,468,118
The Core Plus Fixed Income Portfolio	57,287,630	3,026,184	(1,761,071)	1,265,113
The International Equity Portfolio	990,752,013	90,754,518	(112,395,180)	(21,640,662)
The Labor Select International Equity Portfolio	844,262,955	68,234,826	(101,651,385)	(33,416,559)
The Emerging Markets Portfolio	595,060,104	64,658,684	(49,508,499)	15,150,185
The Global Real Estate Securities Portfolio	75,527,660	2,296,478	(12,795,269)	(10,498,791)
The Global Fixed Income Portfolio	131,801,555	10,999,430	(1,905,084)	9,094,346
The International Fixed Income Portfolio	17,520,091	1,971,077	(177,980)	1,793,097

Effective November 1, 2008, the Portfolios adopted the provisions, as amended to date, of Accounting Standards Codification 820 (ASC 820), Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs, which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of The Large-Cap Value Equity Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Total
Common Stock	$9,678,328	$—	$9,678,328
Short-Term	—	415,001	415,001
Total	$9,678,328	$415,001	$10,093,329

There were no Level 3 securities at the end of the period.

2009 Annual report • Delaware Pooled Trust

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Large-Cap Value Equity Portfolio
Securities
Lending
Collateral
Balance as of 10/31/08	$23
Net realized loss	(426)
Net change in unrealized appreciation/depreciation	403
Balance as of 10/31/09	$—

Net change in unrealized appreciation/depreciation from investments
still held as of 10/31/09	$—

The following table summarizes the valuation of The Select 20 Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Total
Common Stock	$9,683,267	$628,596	$10,311,863
Short-Term	—	455,001	455,001
Total	$9,683,267	$1,083,597	$10,766,864
There were no Level 3 securities at the end of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Select 20 Portfolio
Securities
Lending
Collateral
Balance as of 10/31/08	$918
Net realized loss	(17,004)
Net change in unrealized appreciation/depreciation	16,086
Balance as of 10/31/09	$—

Net change in unrealized appreciation/depreciation from investments still
held as of 10/31/09	$—

The following table summarizes the valuation of The Large-Cap Growth Equity Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$249,056,330	$—	$—	$249,056,330
Short-Term	—	1,363,002	—	1,363,002
Securities Lending Collateral	7,026,134	3,621,821	22	10,647,977
Total	$256,082,464	$4,984,823	$22	$261,067,309

2009 Annual report • Delaware Pooled Trust

(continues) 153

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Large-Cap Growth Equity Portfolio
Securities
Lending
Collateral
Balance as of 10/31/08	$12,121
Net change in unrealized appreciation/depreciation	(12,099)
Balance as of 10/31/09	$22

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$(12,099)

The following table summarizes the valuation of The Small-Cap Growth Equity Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$627,118	$—	$1,837	$628,955
Short-Term	—	37,000	—	37,000
Total	$627,118	$37,000	$1,837	$665,955

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	The Small-Cap Growth Equity Portfolio
		Securities
		Lending
	Common Stock	Collateral	Total
Balance as of 10/31/08	$—	$347	$347
Net purchases, sales, and settlements	1,713	—	1,713
Net realized loss	—	(6,426)	(6,426)
Net change in unrealized appreciation/depreciation	124	6,079	6,203
Balance as of 10/31/09	$1,837	$—	$1,837

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$124	$—	$124

The following table summarizes the valuation of The Focus Smid-Cap Growth Equity Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Total
Common Stock	$3,151,512	$181,891	$3,333,403
Short-Term	—	126,000	126,000
Total	$3,151,512	$307,891	$3,459,403

There were no Level 3 securities at the end of the period.

2009 Annual report • Delaware Pooled Trust

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Focus Smid-Cap Growth Equity Portfolio
Securities
Lending
Collateral
Balance as of 10/31/08	$745
Net realized loss	(13,796)
Net change in unrealized appreciation/depreciation	13,051
Balance as of 10/31/09	$—

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$—

The following table summarizes the valuation of The Real Estate Investment Trust Portfolio II investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Total
Common Stock	$4,951,482	$—	$4,951,482
Short-Term	—	277,000	277,000
Total	$4,951,482	$277,000	5,228,482

There were no Level 3 securities at the end of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Real Estate Investment Trust Portfolio II
Securities
Lending
Collateral
Balance as of 10/31/08	$355
Net realized loss	(6,565)
Net change in unrealized appreciation/depreciation	6,210
Balance as of 10/31/09	$—

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$—

The following table summarizes the valuation of The Core Focus Fixed Income Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$8,153,542	$133,316	$8,286,858
Corporate Debt	—	6,057,195	—	6,057,195
Foreign Debt	—	582,286	—	582,286
Municipal Bonds	—	154,898	—	154,898
U.S. Treasury Obligations	4,827,238	—	—	4,827,238
Short-Term	—	4,462,007	—	4,462,007
Securities Lending Collateral	1,412,186	696,572	4	2,108,762
Other	—	43,148	—	43,148
Total	$6,239,424	$20,149,648	$133,320	$26,522,392
Derivatives	$—	$(14,098)	$—	$(14,098)

2009 Annual report • Delaware Pooled Trust

(continues)     155

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	The Core Focus Fixed Income Portfolio
	Agency, Asset-
	Backed and
	Mortgage-	Securities
	Backed	Lending
	Securities	Collateral	Total
Balance as of 10/31/08	$396,771	$2,367	$399,138
Net purchases, sales, and settlements	(72,837)	—	(72,837)
Net realized loss	(14,568)	—	(14,568)
Net transfers into and/or out of Level 3	(220,256)	—	(220,256)
Net change in unrealized appreciation/depreciation	44,206	(2,363)	41,843
Balance as of 10/31/09	$133,316	$4	$133,320

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$10,716	$(2,363)	$8,353

The following table summarizes the valuation of The High-Yield Bond Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$140,307	$—	$—	$140,307
Corporate Debt	—	22,986,324	8,501	22,994,825
Short-Term	—	305,000	—	305,000
Securities Lending Collateral	1,016,168	544,604	3	1,560,775
Total	$1,156,475	$23,835,928	$8,504	$25,000,907

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	The High Yield Bond Portfolio
		Securities
	Corporate	Lending
	Debt	Collateral	Other	Total
Balance as of 10/31/08	$11,088	$1,774	$1,948	$14,810
Net purchases, sales, and settlements	381	—	—	381
Net realized loss	—	—	(4,679)	(4,679)
Net change in unrealized appreciation/depreciation	(2,968)	(1,771)	2,731	(2,008)
Balance as of 10/31/09	$8,501	$3	$—	$8,504

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$(2,968)	$(1,771)	$(1,948)	$(6,687)

2009 Annual report • Delaware Pooled Trust

3. Investments (continued)

The following table summarizes the valuation of The Core Plus Fixed Income Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$20,215,517	$393,675	$20,609,192
Corporate Debt	—	28,861,369	—	28,861,369
Foreign Debt	—	2,493,618	378,852	2,872,470
Municipal Bonds	—	373,758	—	373,758
U.S. Treasury Obligations	450,344	—	—	450,344
Short-Term	—	3,916,006	—	3,916,006
Securities Lending Collateral	523,353	835,867	5	1,359,225
Other	—	110,379	—	110,379
Total	$973,697	$56,806,514	$772,532	$58,552,743

Derivatives	$—	$(27,207)	$—	$(27,207)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	The Core Plus Fixed Income Portfolio
	Agency, Asset-
	Backed and
	Mortgage-			Securities
	Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Other	Total
Balance as of 10/31/08	$2,192,482	$202,579	$222,036	$2,792	$—	$2,619,889
Net purchases, sales, and settlements	(1,320,714)	(229,284)	53,167	—	—	(1,496,831)
Net realized loss	(106,938)	(296,646)	—	—	(1,711)	(405,295)
Net transfers into and/or out of Level 3	(586,647)	—	—	—	—	(586,647)
Net change in unrealized appreciation/depreciation	215,492	323,351	103,649	(2,787)	1,711	641,416
Balance as of 10/31/09	$393,675	$—	$378,852	$5	$—	772,532

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$45,675	$—	103,649	$(2,787)	$—	$146,537

The following table summarizes the valuation of The International Equity Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$20,919,206	$885,381,645	$—	$906,300,851
Short-Term	—	4,594,007	—	4,594,007
Securities Lending Collateral	41,470,132	16,746,210	151	58,216,493
Total	$62,389,338	$906,721,862	$151	$969,111,351

Derivatives	$—	$(25,115)	$—	$(25,115)

2009 Annual report • Delaware Pooled Trust

(continues)     157

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The International Equity Portfolio
Securities
Lending
Collateral
Balance as of 10/31/08	$81,390
Net change in unrealized appreciation/depreciation	(81,239)
Balance as of 10/31/09	$151

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$(81,239)

The following table summarizes the valuation of The Labor Select International Equity Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$—	$786,048,605	$—	$786,048,605
Short-Term	—	13,208,020	—	13,208,020
Securities Lending Collateral	2,165,463	9,424,256	52	11,589,771
Total	$2,165,463	$808,680,881	$52	$810,846,396

Derivatives	$—	$(7,777)	$—	$(7,777)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Labor Select
International Equity Portfolio
Securities
Lending
Collateral
Balance as of 10/31/08	$28,153
Net change in unrealized appreciation/depreciation	(28,101)
Balance as of 10/31/09	$52

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$(28,101)

The following table summarizes the valuation of The Emerging Markets Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$195,606,232	$362,092,055	$—	$557,698,287
Short-Term	—	5,278,008	—	5,278,008
Securities Lending Collateral	6,447,380	10,023,918	58	16,471,356
Other	13,126,024	17,636,614	—	30,762,638
Total	$215,179,636	$395,030,595	$58	$610,210,289

Derivatives	$—	$(11)	$—	$(11)

2009 Annual report • Delaware Pooled Trust

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Emerging Markets Portfolio
Securities
Lending
Collateral
Balance as of 10/31/08	$31,096
Net change in unrealized appreciation/depreciation	(31,038)
Balance as of 10/31/09	$58

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$(31,038)

The following table summarizes the valuation of The Global Real Estate Securities Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$17,972,924	$32,474,144	$—	$50,447,068
Short-Term	—	4,506,007	—	4,506,007
Securities Lending Collateral	7,009,584	3,066,168	42	10,075,794
Total	$24,982,508	$40,046,319	$42	$65,028,869

Derivatives	$—	$(4,580)	$—	$(4,580)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Global Real Estate Securities Portfolio
Securities
Lending
Collateral
Balance as of 10/31/08	$22,442
Net change in unrealized appreciation/depreciation	(22,400)
Balance as of 10/31/09	$42

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$(22,400)

The following table summarizes the valuation of The Global Fixed Income Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Total
Foreign Debt	$—	$121,233,281	$121,233,281
U.S. Treasury Obligations	16,175,623	—	16,175,623
Corporate Debt	—	3,150,996	3,150,996
Short-Term	—	336,001	336,001
Total	$16,175,623	$124,720,278	$140,895,901

Derivatives	$—	$230,976	$230,976

There were no Level 3 securities at the end of the period.

2009 Annual report • Delaware Pooled Trust

(continues)     159

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Global Fixed Income Portfolio
Securities
Lending
Collateral
Balance as of 10/31/08	$908
Net realized loss	(16,817)
Net change in unrealized appreciation/depreciation	15,909
Balance as of 10/31/09	$—

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$—

The following table summarizes the valuation of The International Fixed Income Portfolio’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 2	Level 3	Total
Foreign Debt	$18,508,006	$460,314	$18,968,320
Corporate Debt	112,868	—	112,868
Short-Term	232,000	—	232,000
Total	$18,852,874	$460,314	$19,313,188

Derivatives	$31,451	$—	$31,451

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	The International Fixed Income Portfolio
		Securities
		Lending
	Foreign Debt	Collateral	Total
Balance as of 10/31/08	$336,260	$1,291	$337,551
Net purchases, sales, and settlements	(159,550)	—	(159,550)
Net realized gain (loss)	39,433	(23,899)	15,534
Net transfers into and/or out of Level 3	193,121	—	193,121
Net change in unrealized appreciation/depreciation	51,050	22,608	73,658
Balance as of 10/31/09	$460,314	$—	$460,314

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$107,034	$—	$107,034

2009 Annual report • Delaware Pooled Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2009 and 2008 was as follows:

	Ordinary	Long-Term	Return
	Income	Capital Gain	of Capital	Total
Year ended October 31, 2009:
The Large-Cap Value Equity Portfolio	$237,317	$—	$—	$237,317
The Select 20 Portfolio	8,262	—	7,220	15,482
The Large-Cap Growth Equity Portfolio	1,012,945	—	—	1,012,945
The Small-Cap Growth Equity Portfolio	—	1,105,271	9,513	1,114,784
The Focus Smid-Cap Growth Equity Portfolio	29,258	—	7,384	36,642
The Real Estate Investment Trust Portfolio II	295,942	—	—	295,942
The Core Focus Fixed Income Portfolio	1,521,244	—	—	1,521,244
The High-Yield Bond Portfolio	1,797,338	—	—	1,797,338
The Core Plus Fixed Income Portfolio	7,498,499	—	—	7,498,499
The International Equity Portfolio	88,883,940	115,268,847	—	204,152,787
The Labor Select International Equity Portfolio	45,429,859	21,959,941	—	67,389,800
The Emerging Markets Portfolio	18,520,513	77,714,200	—	96,234,713
The Global Real Estate Securities Portfolio	169,854	—	—	169,854
The Global Fixed Income Portfolio	31,311,090	—	—	31,311,090
The International Fixed Income Portfolio	2,146,073	—	—	2,146,073

	Ordinary	Long-Term	Return
	Income	Capital Gain	of Capital	Total
Year ended October 31, 2008:
The Large-Cap Value Equity Portfolio	$281,784	$819,349	$—	$1,101,133
The Large-Cap Growth Equity Portfolio	615,128	3,836,740	—	4,451,868
The Small-Cap Growth Equity Portfolio	1,422,074	9,194,784	—	10,616,858
The Focus Smid-Cap Growth Equity Portfolio	361,429	223,725	—	585,154
The Real Estate Investment Trust Portfolio II	1,886,204	3,458,097	—	5,344,301
The Core Focus Fixed Income Portfolio	2,889,431	—	—	2,889,431
The High-Yield Bond Portfolio	1,527,622	—	—	1,527,622
The Core Plus Fixed Income Portfolio	12,533,870	—	—	12,533,870
The International Equity Portfolio	54,942,491	193,922,674	—	248,865,165
The Labor Select International Equity Portfolio	27,454,273	131,100,861	—	158,555,134
The Emerging Markets Portfolio	68,206,808	122,861,608	—	191,068,416
The Global Real Estate Securities Portfolio	10,635,311	—	1,123,054	11,758,365
The Global Fixed Income Portfolio	12,715,444	—	—	12,715,444
The International Fixed Income Portfolio	1,709,358	—	—	1,709,358

5. Components of Net Assets on a Tax Basis

As of October 31, 2009, the components of net assets on a tax basis were as follows:

	The		The	The	The
	Large-Cap	The	Large-Cap	Small-Cap	Focus Smid-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$12,931,184	$14,840,409	$337,081,102	$2,756,310	$5,117,939
Undistributed ordinary income	205,980	—	477,181	—	—
Capital loss carryforwards	(2,407,432)	(5,418,334)	(76,157,672)	(2,165,627)	(1,841,719)
Unrealized appreciation (depreciation) of investments
and foreign currencies	(624,826)	781,619	(10,383,980)	70,333	173,914
Net assets	$10,104,906	$10,203,694	$251,016,631	$661,016	$3,450,134

2009 Annual report • Delaware Pooled Trust

(continues)     161

Notes to financial statements

Delaware Pooled® Trust

5. Components of Net Assets on a Tax Basis (continued)

	The	The	The	The	The
	Real Estate	Core Focus	High-Yield	Core Plus	International
	Investment Trust	Fixed Income	Bond	Fixed Income	Equity
	Portfolio II*	Portfolio	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$9,271,477	$20,514,674	$25,879,489	$56,468,472	$1,077,428,145
Undistributed ordinary income	108,076	823,597	1,756,679	3,592,909	25,227,214
Capital loss carryforwards	(2,766,109)	(1,160,937)	(5,487,367)	(7,701,823)	(168,057,741)
Other temporary differences	—	(28,043)	—	(19,472)	—
Unrealized appreciation/depreciation of
investments and foreign currencies	(1,382,656)	400,986	1,468,118	1,263,232	(21,541,156)
Net assets	$5,230,788	$20,550,277	$23,616,919	$53,603,318	$913,056,462

	The		The	The	The
	Labor Select	The	Global	Global	International
	International	Emerging	Real Estate	Fixed	Fixed
	Equity	Markets	Securities	Income	Income
	Portfolio	Portfolio	Portfolio*	Portfolio	Portfolio
Shares of beneficial interest	$896,743,464	$617,140,896	$167,180,629	$128,492,772	$16,308,995
Undistributed ordinary income	19,709,398	13,025,164	3,902,782	7,242,862	1,974,033
Capital loss carryforwards	(85,355,469)	(47,656,081)	(105,820,265)	(978,025)	(362,624)
Other temporary differences	—	—	—	(675,616)	(179,948)
Unrealized appreciation (depreciation) of
investments and foreign currencies	(33,379,648)	15,128,394	(10,496,260)	9,122,397	1,798,016
Net assets	$797,717,745	$597,638,373	$54,766,886	$143,204,390	$19,538,472

*The undistributed earnings for The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio are estimated pending final notification of the tax character of distributions received from investments in Real Estate Investment Trusts.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark to market on forward foreign currency contracts, straddle loss deferrals, tax recognition of unrealized gain on passive foreign investment companies, contingent payment debt instruments, the tax treatment of market discount and premium on debt instruments, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, in-kind distributions of shareholder redemptions, gain (loss) on foreign currency transactions, expiration of capital loss carryforwards, dividends and distributions, market discount and premium on certain debt instruments, passive foreign investment companies, CDS and interest rate swaps and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2009, the following Portfolios recorded the following reclassifications.

	Undistributed	Accumulated
	(distributions in excess of)	net realized	Paid-in
	net investment income (loss)	gain (loss)	capital
The Select 20 Portfolio	$33,165	$2,002,200	$(2,035,365)
The Small-Cap Growth Equity Portfolio	5,968	5,182	(11,150)
The Focus Smid-Cap Growth Equity Portfolio	2,549	4,835	(7,384)
The Core Focus Fixed Income Portfolio	8,261	(8,261)	—
The High-Yield Bond Portfolio	(122,630)	735,444	(612,814)
The Core Plus Fixed Income Portfolio	(148,021)	148,021	—
The International Equity Portfolio	1,640,656	9,177,476	(10,818,132)
The Labor Select International Equity Portfolio	658,102	(658,102)	—
The Emerging Markets Portfolio	(792,653)	792,653	—
The Global Real Estate Securities Portfolio	546,175	(635,035)	88,860
The Global Fixed Income Portfolio	2,757,041	(2,629,485)	(127,556)
The International Fixed Income Portfolio	362,036	533,199	(895,235)

2009 Annual report • Delaware Pooled Trust

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2009, the Portfolios utilized capital loss carryforwards as follows:

Capital loss
carryforwards utilized
The Global Fixed Income Portfolio	$196,658

In 2009, the following capital loss carryforwards expired:

Capital loss
carryforwards expired
The Select 20 Portfolio	$2,003,306
The International Fixed Income Portfolio	895,235
The High-Yield Bond Portfolio	612,814

Capital loss carryforwards remaining at October 31, 2009 will expire as follows:

	Year of Expiration
	2010	2011	2013	2014	2015	2016	2017	Total
The Large-Cap Value Equity Portfolio	$—	$—	$—	$—	$—	$1,656,222	$751,210	$2,407,432
The Select 20 Portfolio	2,008,163	596,717	—	76,954	—	106,744	2,629,756	5,418,334
The Large-Cap Growth Equity Portfolio	—	—	—	—	—	16,131,381	60,026,291	76,157,672
The Small-Cap Growth Equity Portfolio	—	—	—	—	—	—	2,165,627	2,165,627
The Focus Smid-Cap Growth Equity Portfolio	—	—	—	—	—	636,923	1,204,796	1,841,719
The Real Estate Investment Trust Portfolio II	—	—	—	—	—	1,246,201	1,519,908	2,766,109
The Core Focus Fixed Income Portfolio	—	—	—	289,534	—	133,275	738,128	1,160,937
The High-Yield Bond Portfolio	331,046	—	—	—	358,729	2,582,251	2,215,341	5,487,367
The Core Plus Fixed Income Portfolio	—	—	394,175	1,651,932	1,588,204	1,786,993	2,280,519	7,701,823
The International Equity Portfolio	—	—	—	—	—	—	168,057,741	168,057,741
The Labor Select International Equity Portfolio	—	—	—	—	—	—	85,355,469	85,355,469
The Emerging Markets Portfolio	—	—	—	—	—	—	47,656,081	47,656,081
The Global Real Estate Securities Portfolio	—	—	—	—	1,245,667	53,802,495	50,772,103	105,820,265
The Global Fixed Income Portfolio	—	—	—	—	—	978,025	—	978,025
The International Fixed Income Portfolio	—	—	—	318,010	—	21,289	23,325	362,624

6. Capital Shares

Transactions in capital shares were as follows:

		Shares issued
		upon reinvestment		Net
	Shares	of dividends	Shares	increase
	sold	and distributions	repurchased	(decrease)
Year ended October 31, 2009:
The Large-Cap Value Equity Portfolio	10,927	18,672	(6,536)	23,063
The Select 20 Portfolio	3,828	—	(166,897)	(163,069)
The Large-Cap Growth Equity Portfolio	2,973,390	140,889	(10,494,430)	(7,380,151)
The Small-Cap Growth Equity Portfolio	159,512	466,953	(2,139,313)	(1,512,848)
The Focus Smid-Cap Growth Equity Portfolio	66,060	5,376	(329,604)	(258,168)
The Real Estate Investment Trust Portfolio II	—	85,041	—	85,041
The Core Focus Fixed Income Portfolio	269,861	100,328	(1,808,538)	(1,438,349)
The High-Yield Bond Portfolio	293,459	391,577	(1,025,030)	(339,994)
The Core Plus Fixed Income Portfolio	245,889	947,977	(9,110,977)	(7,917,111)
The International Equity Portfolio	16,249,143	10,937,486	(31,852,141)	(4,665,512)
The Labor Select International Equity Portfolio	5,040,439	6,309,906	(1,217,209)	10,133,136
The Emerging Markets Portfolio	4,528,942	16,012,486	(19,084,860)	1,456,568
The Global Real Estate Securities Portfolio – Original Class	3,842,799	43,008	(12,915,622)	(9,029,815)
The Global Real Estate Securities Portfolio – Class P	—	—	—	—
The Global Fixed Income Portfolio	1,197,079	2,646,717	(5,750,573)	(1,906,777)
The International Fixed Income Portfolio	—	191,956	(1,196,911)	(1,004,955)

2009 Annual report • Delaware Pooled Trust

(continues)     163

Notes to financial statements

Delaware Pooled® Trust

6. Capital Shares (continued)

		Shares issued
		upon reinvestment		Net
	Shares	of dividends	Shares	increase
	sold	and distributions	repurchased	(decrease)
Year ended October 31, 2008:
The Large-Cap Value Equity Portfolio	248,293	57,050	(27,297)	278,046
The Select 20 Portfolio	1,828,814	—	—	1,828,814
The Large-Cap Growth Equity Portfolio	4,759,131	414,807	(7,286,730)	(2,112,792)
The Small-Cap Growth Equity Portfolio	236,832	1,534,658	(1,088,549)	682,941
The Focus Smid-Cap Growth Equity Portfolio	429,881	19,682	(568,234)	(118,671)
The Real Estate Investment Trust Portfolio II	321,257	750,463	(942,993)	128,727
The Core Focus Fixed Income Portfolio	65,344	206,232	(1,099,355)	(827,779)
The High-Yield Bond Portfolio	2,061,827	208,977	(1,384,747)	886,057
The Core Plus Fixed Income Portfolio	1,746,891	1,424,303	(9,685,072)	(6,513,878)
The International Equity Portfolio	7,078,732	6,768,880	(31,445,785)	(17,598,173)
The Labor Select International Equity Portfolio	3,669,212	8,073,072	(4,743,799)	6,998,485
The Emerging Markets Portfolio	2,463,167	13,786,118	(5,657,977)	10,591,308
The Global Real Estate Securities Portfolio – Original Class	12,913,905	1,555,290	(31,861,897)	(17,392,702)
The Global Real Estate Securities Portfolio – Class P	—	49	—	49
The Global Fixed Income Portfolio	1,793,544	877,071	(12,010,423)	(9,339,808)
The International Fixed Income Portfolio	—	152,485	(315,327)	(162,842)

7. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments® Family of Funds (Participants), were participants in a $225,000,000 revolving line of credit with BNY Mellon to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Portfolios along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 16, 2010. The Portfolios had no amounts outstanding as of October 31, 2009, or at any time during the year then ended.

8. Derivatives

The Portfolios apply the provisions, as amended to date, of Accounting Standards Codification 815 (ASC 815), Derivatives and Hedging Activities. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Select 20, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may enter into foreign currency exchange contracts and foreign cross-currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross-currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Portfolios’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

2009 Annual report • Delaware Pooled Trust

8. Derivatives (continued)

Financial Futures Contracts — The Select 20, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The Core Plus Fixed Income, The Emerging Markets, The Global Real Estate Securities, and The International Fixed Income Portfolios may use futures in the normal course of pursuing their investment objectives. Each Portfolio may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Portfolio because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Options Contracts — During the year ended October 31, 2009, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio entered into options contracts in accordance with their investment objectives. The Portfolios may buy or write options contracts for any number of reasons, including: to manage a Portfolio’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting a Portfolio’s overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. A Portfolio may buy or write call or put options on securities, financial indices, and foreign currencies. When a Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When a Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by a Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. A Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, a Portfolio is subject to minimal counterparty risk.

Transactions in written options during the year ended October 31, 2009 for each Portfolio were as follows:

	The Core Focus Fixed Income Portfolio
	Number of
	contracts	Premiums
Options outstanding at October 31, 2008	210	$143,417
Options terminated in closing purchase transactions	(210)	(143,417)
Options outstanding at October 31, 2009	—	$—

	The Core Plus Fixed Income Portfolio
	Number of
	contracts	Premiums
Options outstanding at October 31, 2008	—	$—
Option written	1	1,654
Options terminated in closing purchase transaction	(1)	(1,654)
Options outstanding at October 31, 2009	—	$—

Swap Contracts — The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio may enter into interest rate swap contracts and index swap contracts in accordance with their investment objectives. These Portfolios and The High-Yield Bond Portfolio may enter into credit default swap (CDS) contracts in accordance with their investment objectives. The Portfolios may use interest rate swaps to adjust the Portfolios’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Portfolios invest in, such as the corporate bond market. The Portfolios may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Portfolios on favorable terms. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

2009 Annual report • Delaware Pooled Trust

(continues)     165

Notes to financial statements

Delaware Pooled® Trust

8. Derivatives (continued)

Interest Rate Swaps. An interest rate swap involves payments received by a Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust a Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Index swaps. Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, a Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, a Portfolio will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by a Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended October 31, 2009, the Portfolios entered into CDS contracts as purchasers and sellers of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event or the maturity or termination of the agreement.

The Portfolios may sell credit default swaps which expose them to risk of loss from credit risk related events specified in the contract. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default. As disclosed in the footnotes to the schedule of investments for The Core Focus Fixed Income Portfolio, the aggregate fair value of credit default swaps in a net liability position as of October 31, 2009 was $14,166. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $0 . If a credit event had occurred as of October 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Portfolio would have been required to pay $25,000 less the value of the contracts’ related reference obligations. As disclosed in the footnotes to the schedule of investments for The Core Plus Fixed Income Portfolio, the aggregate fair value of credit default swaps in a net liability position as of October 31, 2009 was $ 62,413. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $340,000. If a credit event had occurred as of October 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Portfolio would have been required to pay $ 1,029,500 less the value of the contracts’ related reference obligations.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. A Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event a Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

2009 Annual report • Delaware Pooled Trust

8. Derivatives (continued)

Fair values of derivative instruments as of October 31, 2009 was as follows:

	The Core Plus Fixed Income Portfolio
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign exchange contracts (Currency)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	$13,945	and other assets	$(107,431)
Futures contracts (Futures)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	—	and other assets	(11,625)
Credit contracts (Swaps)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	140,317	and other assets	(62,413)
Total		$154,262		$(181,469)

The effect of derivative instruments on the statement of operations for the year ended October 31, 2009 was as follows:

	The Core Plus Fixed Income Portfolio
			Change in Unrealized
			Appreciation
		Realized Gain or	or Depreciation
		Loss on Derivatives	on Derivatives
	Location of Gain or Loss on Derivatives Recognized in Income	Recognized in Income	Recognized in Income
	Net realized and unrealized loss on investments and
Foreign exchange contracts (Currency)	foreign currencies from foreign currency contracts	$(254,350)	$(96,875)
	Net realized and unrealized gain (loss) on investments and
Interest rate contracts (Futures)	foreign currencies from futures contracts	(35,582)	(16,213)
	Net realized and unrealized gain on investments and
Written options contracts (Options)	foreign currencies from options contracts	27	—
	Net realized and unrealized gain (loss) on investments and
Credit contracts (Swaps)	foreign currencies from swap contracts	(66,021)	43,568
Total		$(355,926)	$(69,520)

9. Securities Lending

The Portfolios, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At October 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Portfolios may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Portfolios may not receive an amount from the Collective Trust that is equal in amount to the collateral the Portfolios would be required to return to the borrower of the securities and the Portfolios would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Portfolios’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Portfolios can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios, or at the discretion of the lending agent, replace the loaned securities.

2009 Annual report • Delaware Pooled Trust

(continues)     167

Notes to financial statements

Delaware Pooled® Trust

9. Securities Lending (continued)

The Portfolios continue to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolios have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolios receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolios, the security lending agent and the borrower. The Portfolios record security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2009, the market value of securities on loan is presented below, for which the Portfolios received collateral, comprised of non-cash collateral and cash collateral. Investments purchased with cash collateral are presented on the statements of net assets under the caption “Securities Lending Collateral.”

	Market value		Cash
	of securities	Non-cash	collateral
	on loan	collateral	received
The Large-Cap Growth Equity Portfolio	$10,667,502	$—	$10,913,445
The Core Focus Fixed Income Portfolio	2,116,511	—	2,160,475
The High-Yield Bond Portfolio	1,583,329	20,000	1,599,800
The Core Plus Fixed Income Portfolio	1,380,887	—	1,420,399
The International Equity Portfolio	57,038,558	—	59,913,242
The Labor Select International Equity Portfolio	11,627,440	—	12,217,824
The Emerging Markets Portfolio	16,657,310	—	17,201,277
The Global Real Estate Securities Portfolio	10,202,570	—	10,526,071

10. Credit and Market Risk

Some countries in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio invest a portion of their assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Core Focus Fixed Income, The Core Plus Fixed Income, The Global Real Estate Securities, and The Global Fixed Income Portfolios invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolios’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may fail to fully recoup their initial investments in these securities even if the securities are rated in the highest rating categories.

2009 Annual report • Delaware Pooled Trust

10. Credit and Market Risk (continued)

The International Equity and The Global Fixed Income Portfolios may invest up to 10% of each Portfolio’s net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Large-Cap Value Equity, The Select 20, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, and The International Fixed Income Portfolios may invest up to 15% of each Portfolio’s net assets in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

The Select 20, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, and The Global Real Estate Securities Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio concentrate their investments in the real estate industry and are subject to the risks associated with that industry. If a Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. These Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts they hold use floating rate debt to finance their ongoing operations. Each Portfolio’s investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

11. Contractual Obligations

The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios’ existing contracts and expects the risk of loss to be remote.

12. In-Kind Redemptions

During the year ended October 31, 2009, the International Equity Portfolio satisfied withdrawal requests with transfers of securities and cash totaling $62,543,893, resulting in a net realized loss of $10,754,867 and the Global Fixed Income Portfolio satisfied withdrawal requests with transfers of securities and cash totaling $18,643,044, resulting in a net realized loss of $127,221.

13. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Portfolios. As a result, a Special Meeting of Shareholders (Meeting) of the Portfolios has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Portfolios (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur on or about December 31, 2009. Shareholders of the Portfolios have received proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

14. Subsequent Event

Effective 11/19/09, DMC has voluntarily agreed to implement an expense limitation for The International Equity Portfolio of 0.90% of average daily net assets.

2009 Annual report • Delaware Pooled Trust

(continues)     169

Notes to financial statements

Delaware Pooled® Trust

15. Tax Information (Unaudited)

The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2009, each Portfolio designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary	(C)
	Capital Gains	Income	Return of	Total	(D)
	Distributions	Distributions*	Capital	Distribution	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
The Large-Cap Value Equity Portfolio	—	100%	—	100%	100%
The Select 20 Portfolio	—	53%	47%	100%	53%
The Large-Cap Growth Equity Portfolio	—	100%	—	100%	100%
The Small-Cap Growth Equity Portfolio	99%	—	1%	100%	—
The Focus Smid-Cap Growth Equity Portfolio	—	80%	20%	100%	100%
The Real Estate Investment Trust Portfolio II	—	100%	—	100%	—
The Core Focus Fixed Income Portfolio	—	100%	—	100%	—
The High-Yield Bond Portfolio	—	100%	—	100%	—
The Core Plus Fixed Income Portfolio	—	100%	—	100%	—
The International Equity Portfolio	56%	44%	—	100%	—
The Labor Select International Equity Portfolio	33%	67%	—	100%	—
The Emerging Markets Portfolio	81%	19%	—	100%	—
The Global Real Estate Securities Portfolio	—	100%	—	100%	—
The Global Fixed Income Portfolio	—	100%	—	100%	—
The International Fixed Income Portfolio	—	100%	—	100%	—

(A), (B) and (C) are based on a percentage of each Portfolio’s total distributions.
(D) is based on a percentage of each Portfolio’s ordinary income distributions.
[1]Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended October 31, 2009, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolios intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

Maximum amount to be
Taxed at a maximum rate of 15%
The Large-Cap Value Equity Portfolio	$237,317
The Select 20 Portfolio	15,482
The Large-Cap Growth Equity Portfolio	1,012,945
The Focus Smid-Cap Growth Equity Portfolio	29,258
The Core Focus Fixed Income Portfolio	10,738
The Core Plus Fixed Income Portfolio	40,637
The International Equity Portfolio	27,001,501
The Labor Select International Equity Portfolio	21,348,915
The Emerging Markets Portfolio	3,309,854

2009 Annual report • Delaware Pooled Trust

15. Tax Information (continued)

The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Global Real Estate Securities Portfolio intend to pass through foreign tax credits in the maximum amount of $1,900,565, $1,582,982, $911,243, and $42,267, respectively. The gross foreign source income earned during the fiscal year 2009 was $37,529,702, $28,843,254, $21,163,442, and $1,456,976, respectively. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

For the fiscal year ended October 31, 2009, certain interest income paid by the Portfolios, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended October 31, 2009, each Portfolio has designated maximum distributions of Qualified Interest Income as follows:

Maximum Distributions of
Qualified Interest Income
The High-Yield Bond Portfolio	$1,797,338
The Core Focus Fixed Income Portfolio	1,106,621
The International Fixed Income Portfolio	640,021

2009 Annual report • Delaware Pooled Trust

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Pooled® Trust

We have audited the accompanying statements of net assets of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (fifteen of the series constituting Delaware Pooled Trust) (the “Portfolios”) as of October 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Portfolios of Delaware Pooled Trust at October 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2009

2009 Annual report • Delaware Pooled Trust

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement

At a meeting held on May 19–21, 2009 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements and Sub-Advisory Agreements, as applicable, for each of the series of Delaware Pooled Trust (each, a “Portfolio” and together, the “Portfolios”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (“DMC”) and Sub-Advisory Agreements with Mondrian Investment Partners Limited (“Mondrian”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Portfolios, the costs of such services to the Portfolios, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Portfolio performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in February 2009 and included independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared each Portfolio’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s or Mondrian’s ability to invest fully in accordance with Portfolio policies.

In considering information relating to the approval of each Portfolio’s advisory and sub-advisory agreement, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Portfolios and their shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Portfolio, compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolios, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Portfolios’ investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Portfolio shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s high level of service. The Board noted that Management finished upgrading investment accounting functions through outsourcing to improve the quality and lower the cost of delivering investment accounting services to the Portfolios. The Board once again noted the benefits provided to Portfolio shareholders through each shareholder’s ability to exchange investments between Portfolios or the institutional class shares of other Delaware Investments funds and to reinvest Portfolio dividends into additional shares of the Portfolio or into additional shares of other Delaware Investments funds. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Portfolios in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past one-, three-, five- and ten-year periods, as applicable, ended December 31, 2008. The Board’s objective is that each Portfolio’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Portfolios and the Board’s view of such performance.

The Core Focus Fixed Income Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade debt funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

The Core Plus Fixed Income Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade debt funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the second quartile. The Board noted that the Portfolio’s performance results were mixed but overall tended toward median, which was acceptable.

2009 Annual report • Delaware Pooled Trust

(continues)     173

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement (continued)

The Emerging Markets Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

The Focus Smid-Cap Growth Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional small cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the second quartile. The Board was satisfied with performance.

The Global Fixed Income Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional global income funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

The Global Real Estate Securities Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional global real estate funds as selected by Lipper. The Fund was created in January 2007 and the Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. However, in evaluating the Portfolio’s performance, the Board considered the Portfolio’s short existence. The Board was satisfied that Management was taking effective action to improve Portfolio performance and meet the Board’s performance objective.

The High-Yield Bond Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the five- and ten-year periods was in the first quartile. The Board was satisfied with performance.

The International Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international multi-cap core funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

The International Fixed Income Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international income funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

The Labor Select International Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international multi-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

The Large Cap Growth Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-year period was in the fourth quartile. The Board noted that the Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered Management’s efforts to increase portfolio management depth.

The Large-Cap Value Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-, five- and ten-year periods was in the second quartile. The Board was satisfied with performance.

The Real Estate Investment Trust Portfolio II — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the five- and ten-year periods was in the second quartile. The Board was satisfied with the Portfolio’s improved performance.

The Select 20 Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for three- and five-year periods was in the fourth quartile. The Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered strategy changes implemented in early 2008 and improved performance for the one-year period. The Board was satisfied that Management was taking aggressive action to enhance Portfolio performance and to meet the Board’s performance objective.

2009 Annual report • Delaware Pooled Trust

Board Consideration of Delaware Pooled® Trust Investment Advisory Agreement (continued)

The Small-Cap Growth Equity Portfolio — The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional small-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three- and five-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the ten-year period was in the third quartile. The Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered Management’s efforts to increase portfolio management depth. The Board was satisfied that Management was taking action to enhance Portfolio performance and meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Portfolios as of October 31, 2008 and, for comparative funds, information as of their respective fiscal year end occurring on or before August 31, 2008. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Portfolio versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Portfolio’s contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Portfolio’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit each Portfolio’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for the Portfolios and the Board’s view of such expenses.

The Core Focus Fixed Income Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

The Core Plus Fixed Income Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Emerging Markets Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Focus Smid-Cap Growth Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Global Fixed Income Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Global Real Estate Securities Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Portfolio’s total expenses were not in line with the Boards’ objective. In evaluating the total expenses, the Board considered various initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Portfolio’s total expense ratio and bring it in line with the Board’s objective.

The High-Yield Bond Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The International Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The International Fixed Income Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Labor Select International Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

2009 Annual report • Delaware Pooled Trust

(continues)     175

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement (continued)

The Large-Cap Growth Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Large-Cap Value Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Real Estate Investment Trust Portfolio II — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of the Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Select 20 Portfolio — The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Small-Cap Growth Equity Portfolio — The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Portfolio’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders which, for The Global Real Estate Securities Portfolio, includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. Benchmarking analysis indicated that less than one quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale at all asset levels. The Board noted that the fee under The Core Plus Fixed Income and The Global Real Estate Securities Portfolios’ management contracts did not fall within the standard structure. With respect to The Core Plus Fixed Income Portfolio, Management explained that the fee schedule for the Portfolio is lower than the applicable standard fee level because it is treated as a “Special Domestic Fixed Income Fund” under the pricing structure applied to Delaware Pooled Trust Portfolios with a significant “Standard Domestic Fixed Income” component. With respect to The Global Real Estate Securities Portfolio, the Board noted that the fee under the Portfolio’s management contract did not fall within the standard structure. Management explained that the Portfolio’s fee is based on the combination of special international equity and special domestic equity features within the Portfolio. Although the Global Real Estate Securities Portfolio has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that if the Portfolio grows, economies of scale may be shared.

2009 Annual report • Delaware Pooled Trust

Fund management

Robert Akester
Senior Portfolio Manager — Mondrian Investment Partners Ltd.
The Emerging Markets Portfolio

Prior to joining Mondrian Investment Partners Ltd. in 1996, Robert Akester was a director of Hill Samuel Investment Management where he had responsibility for significant overseas clients and Far Eastern markets. He has more than 40 years of investment experience, including more than 30 years of involvement in emerging markets. Akester is a graduate of University College, London, and is an associate of the Institute of Actuaries, with a certificate in finance and investment.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
The Global Real Estate Securities Portfolio
The Real Estate Investment Trust Portfolio II

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Kristen E. Bartholdson
Vice President, Portfolio Manager

Kristen E. Bartholdson is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Fiona A. Barwick
Deputy Head — Mondrian Investment Partners Ltd.
The International Equity Portfolio

Fiona A. Barwick joined Mondrian Investment Partners Ltd. in the spring of 1993 to cover the Pacific Basin markets. Prior to this, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Barwick is a graduate of University College, London, and is a member of the CFA Institute and the CFA Society of the U.K.

Marshall T. Bassett
Senior Vice President, Chief Investment Officer — Emerging Growth Equity
The Small-Cap Growth Equity Portfolio

Marshall T. Bassett leads the firm’s Emerging Growth Equity team, which focuses on small-, mid-, and smid-cap investment products and strategies. Before taking over leadership of the Emerging Growth Equity team, Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. Prior to joining Delaware Investments in 1997 as a portfolio manager and analyst, he worked for eight years at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor’s degree from Duke University and an MBA from The Fuqua School of Business at Duke University. Bassett is a member of The Fuqua School’s alumni board.

2009 Annual report • Delaware Pooled Trust

(continues)     177

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Joanna Bates
Senior Portfolio Manager — Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Joanna Bates joined the Mondrian Investment Partners Ltd. Fixed Income team in 1997, before which she was associate director of Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. At Mondrian, Bates is a senior portfolio manager with many client relationships including those based in Japan. Her research specialties are emerging market currencies and debt. Bates is a graduate of London University. She holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

Nigel Bliss
Senior Portfolio Manager — Mondrian Investment Partners Ltd.
The Labor Select International Equity Portfolio

Nigel Bliss joined Mondrian Investment Partners Ltd. in July 1995 and is currently a member of the Pacific Equity team where his country research focus lies with Greater China. His sector coverage includes property, utilities, energy, and industrials. He commenced his career at Cazenove & Co. after graduating from the University of Manchester. Bliss holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio

Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Focus Smid-Cap Growth Equity Portfolio

Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

2009 Annual report • Delaware Pooled Trust

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Elizabeth A. Desmond
Director and Chief Investment Officer, International Equities — Mondrian Investment Partners Ltd.
The International Equity Portfolio

Elizabeth A. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in the spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Desmond is a CFA charterholder, and a member of the CFA Institute and the CFA Society of the U.K.

Chuck M. Devereux
Senior Vice President, Director of Credit Research

Chuck M. Devereux is the head of the firm’s taxable credit research department, responsible for the gaming sector. In addition, he serves as a consultant for the team responsible for portfolio management of some of the firm’s fixed income products. Prior to April 2007, he was a senior vice president and co-head of the firm’s private placements group, which has responsibility for managing a portfolio of approximately $8 billion of privately placed securities. Prior to joining Delaware Investments in 2001, Devereux was employed by Valuemetrics/VM Equity Partners, a financial advisory and investment banking firm, where he participated in financial advisory and capital-raising efforts for privately held, middle-market companies. These efforts included placements of traditional corporate debt and equity as well as mezzanine and venture-capital financings. Prior to Valuemetrics/VM Equity Partners, he was a trust officer in the privately held asset division of the Northern Trust Corporation for three years. Devereux earned an MBA with a concentration in finance from DePaul University and a bachelor’s degree in economics from St. Joseph’s College.

2009 Annual report • Delaware Pooled Trust

(continues)     179

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Large-Cap Growth Equity Portfolio

Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Patrick G. Fortier, CFA
Vice President, Portfolio Manager, Equity Analyst
The Select 20 Portfolio

Patrick G. Fortier joined Delaware Investments in April 2005 as a portfolio manager on the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Fortier received his bachelor’s degree in finance from the University of Kentucky.

2009 Annual report • Delaware Pooled Trust

Clive A. Gillmore
Chief Executive Officer and Chief Investment Officer, Global Equities — Mondrian Investment Partners Ltd.
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio

In 1990, Clive A. Gillmore joined Mondrian Investment Partners’ predecessor organization as a founding member, having previously worked as a senior portfolio manager for Hill Samuel Investment Advisers Ltd., and a portfolio manager at Legal and General Investment Management. His research responsibilities are focused today on companies operating in the world’s emerging equity markets. He has more than 20 years of experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Gillmore is a graduate of the University of Warwick and has completed the Investment Management Program at the London Business School. Gillmore is CEO of Mondrian. He is a member of Mondrian’s Equity Strategy Committee (where his research specialization lies) and a member of the company’s Management Steering Committee.

Barry S. Gladstein, CFA
Vice President, Portfolio Manager
The Small-Cap Growth Equity Portfolio

Barry S. Gladstein is a portfolio manager in the energy, industrials, and materials sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in 1995 as assistant controller, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor’s degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia.

Paul Grillo, CFA
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

2009 Annual report • Delaware Pooled Trust

(continues)     181

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Gregory M. Heywood, CFA
Vice President, Portfolio Manager, Equity Analyst
The Select 20 Portfolio

Gregory M. Heywood joined Delaware Investments in April 2005 as a portfolio manager and analyst on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a research analyst at Transamerica Investment Management. Before joining Transamerica in 2004, he worked as a senior analyst for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003, where he was responsible for emerging market equity research. From 1993 to 1995, he was an analyst at Globalvest Management and Valuevest Management, where he researched emerging market and developed international market companies. Heywood received a bachelor’s degree in economics and an MBA in finance from the University of California at Berkeley.

Christopher M. Holland
Vice President, Portfolio Manager
The Small-Cap Growth Equity Portfolio

Christopher M. Holland, who joined Delaware Investments in 2001 as an analyst, is currently a portfolio manager in the business and financial services sectors of the firm’s Emerging Growth Equity team. Prior to joining the firm, Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Holland holds a bachelor’s degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

John Kirk
Deputy Chief Executive Officer — Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Before joining Mondrian in 1998, John Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income. He started his career at Ford Motor Company as a member of its operations research group. Kirk leads Mondrian’s credit research and heads the Global Credit Valuation Committee. Kirk is a math graduate from the University of Wales and has an MA in operations research from Lancaster University.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager
The Large-Cap Value Equity Portfolio

Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Emma R. E. Lewis
Senior Portfolio Manager — Mondrian Investment Partners Ltd.
The Labor Select International Equity Portfolio

Emma R. E. Lewis joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. Lewis is currently a senior portfolio manager at Mondrian where she manages international portfolios. Prior to joining Mondrian, she began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Lewis is a graduate of Pembroke College, Oxford University, where she completed her master’s degree in philosophy and theology. She holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

2009 Annual report • Delaware Pooled Trust

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Nigel G. May
Deputy Chief Executive Officer — Mondrian Investment Partners Ltd.
The International Equity Portfolio

Nigel G. May joined Mondrian in 1991. Having led the European team’s research effort since 1995, he now has responsibility for several investment products. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986. He is a graduate of Sidney Sussex College, Cambridge University, where he completed his master’s degree in engineering. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

Christopher A. Moth
Director and Chief Investment Officer, Global Fixed Income & Currency — Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Christopher A. Moth joined Mondrian in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made key contributions to the development of Mondrian’s fixed income product, and was primarily responsible for the structure of the company’s in-house systems to control and facilitate the investment process. He is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. Moth chairs the Global Fixed Income and Currency Committee meeting.

2009 Annual report • Delaware Pooled Trust

(continues)     183

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Focus Equity
The Large-Cap Value Equity Portfolio

D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Large-Cap Growth Equity Portfolio

Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

David G. Tilles
Executive Chairman — Mondrian Investment Partners Ltd.
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

David G. Tilles was educated at the Sorbonne, Warwick University, and Heidelberg University. Prior to joining Mondrian in 1990 as managing director and chief investment officer of Mondrian Investment Partners Limited, he spent 16 years with Hill Samuel in London, serving in a number of investment capacities. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the U.K.

Rudy D. Torrijos III
Vice President, Portfolio Manager
The Small-Cap Growth Equity Portfolio

Rudy D. Torrijos joined Delaware Investments in July 2005 in his current position as a portfolio manager, focusing on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Torrijos attended Harvard University, where he graduated with a bachelor’s degree in applied mathematics/economics.

2009 Annual report • Delaware Pooled Trust

Michael S. Tung, M.D.
Vice President, Portfolio Manager, Equity Analyst
The Small-Cap Growth Equity Portfolio

Michael S. Tung, M.D., handles research and analysis and portfolio management in the healthcare sector for the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in November 2006 as an equity analyst covering the technology and healthcare sectors for the firm’s Emerging Markets team, he worked for 20 months as a vice president at the Galleon Group, performing fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor’s degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in New York State.

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer — Focus Growth Equity
The Select 20 Portfolio
The Large-Cap Growth Equity Portfolio

Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch Investment Managers. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Lori P. Wachs, CFA
Vice President, Portfolio Manager
The Small-Cap Growth Equity Portfolio

Lori P. Wachs is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments in 1992 as a consumer analyst, after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor’s degree in economics from The Wharton School of the University of Pennsylvania, where she graduated Phi Beta Kappa and magna cum laude.

2009 Annual report • Delaware Pooled Trust

(continues)     185

Other Portfolio information
(Unaudited)
Delaware Pooled® Trust

Nashira S. Wynn
Vice President, Portfolio Manager
The Large-Cap Value Equity Portfolio

Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004 as a senior equity analyst, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a Presidential Scholar.

Babak “Bob” Zenouzi
Senior Vice President, Senior Portfolio Manager
The Global Real Estate Securities Portfolio
The Real Estate Investment Trust Portfolio II

Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

It is currently anticipated that Lincoln National Corporation will complete its sale of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments) to Macquarie Group on or about December 31, 2009. Please see your Portfolio’s prospectus and any supplements thereto for more complete information.

Investments in The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

2009 Annual report • Delaware Pooled Trust

Board of trustees/directors
and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	80	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	80	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	80	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
Executive Vice President —
May 1960			University of Pennsylvania
(April 1995–June 2002)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	80	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	80	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	80	None
2005 Market Street		October 1989	ARL Associates
Philadelphia, PA			(Financial Planning)
19103			(1983–Present)

November 1940

2009 Annual report • Delaware Pooled Trust

(continues)     187

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	80	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation
Philadelphia, PA			MLM Partners, Inc.		Committee,
19103			(Small Business Investing		Governance Committee
			and Consulting)		Member
February 1936			(January 1993–Present)		— CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee — Digital
River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member —
Rimage Corporation

Director and Chair of
Compensation
Committee — Spanlink
Communications

Lead Director and Chair
of Compensation and
Governance
Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	80	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 1948			(July 1995–January 2003)
3M Corporation
J. Richard Zecher	Trustee	Since	Founder —	80	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)

July 1940			Founder —
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

2009 Annual report • Delaware Pooled Trust

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	80	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	80	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.
October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	80	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	80	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

2009 Annual report • Delaware Pooled Trust

Fund officers and portfolio managers

Patrick P. Coyne	Roger A. Early	Nigel G. May
Chairman, President, and	Senior Vice President and	Deputy Chief Executive Officer
Chief Executive Officer —	Co-Chief Investment Officer —	Mondrian Investment Partners Limited
Delaware Investments® Family of Funds	Total Return Fixed Income Strategy
Christopher A. Moth
Robert Akester	Christopher M. Ericksen	Director and Chief Investment Officer —
Senior Portfolio Manager	Vice President, Portfolio Manager, and	Global Fixed Income and Currency
Mondrian Investment Partners Limited	Equity Analyst	Mondrian Investment Partners Limited

Damon J. Andres	Patrick G. Fortier	D. Tysen Nutt Jr.
Vice President and Senior Portfolio	Vice President, Portfolio Manager, and	Senior Vice President, Senior Portfolio
Manager	Equity Analyst	Manager, and Team Leader — Large-Cap
Value Focus Equity
Kristen E. Bartholdson	Clive A. Gillmore
Vice President and Portfolio Manager	Chief Executive Officer and	Daniel J. Prislin
	CIO Global Equities	Vice President, Senior Portfolio Manager,
Fiona A. Barwick	Mondrian Investment Partners Limited	and Equity Analyst
Deputy Head, International Equities
Mondrian Investment Partners Limited	Barry S. Gladstein	David G. Tilles
	Vice President and Portfolio Manager	Executive Chairman
Marshall T. Bassett		Mondrian Investment Partners Limited
Senior Vice President and Chief	Paul Grillo
Investment Officer — Emerging Growth	Senior Vice President and	Rudy D. Torrijos III
Equity	Co-Chief Investment Officer —	Vice President and Portfolio Manager
Total Return Fixed Income Strategy
Joanna Bates		Michael S. Tung, M.D.
Senior Portfolio Manager	Gregory M. Heywood	Vice President, Portfolio Manager, and
Mondrian Investment Partners Limited	Vice President, Portfolio Manager, and	Equity Analyst
Equity Analyst
Nigel Bliss		Jeffrey S. Van Harte
Senior Portfolio Manager	Christopher M. Holland	Senior Vice President and Chief
Mondrian Investment Partners Limited	Vice President and Portfolio Manager	Investment Officer — Focus Growth Equity

Christopher J. Bonavico	John Kirk	Robert A. Vogel Jr.
Vice President, Senior Portfolio Manager,	Deputy Chief Executive Officer	Vice President and Senior Portfolio
and Equity Analyst	Mondrian Investment Partners Limited	Manager

Kenneth F. Broad	Nikhil G. Lalvani	Lori P. Wachs
Vice President, Senior Portfolio Manager,	Vice President and Portfolio Manager	Vice President and Portfolio Manager
and Equity Analyst
	Emma R. E. Lewis	Nashira S. Wynn
Thomas H. Chow	Senior Portfolio Manager	Vice President and Portfolio Manager
Senior Vice President and Senior Portfolio	Mondrian Investment Partners Limited
Manager		Babak (Bob) Zenouzi
	Anthony A. Lombardi	Senior Vice President and Senior Portfolio
Elizabeth A. Desmond	Vice President and Senior Portfolio	Manager
Director and Chief Investment Officer —	Manager
International Equities
Mondrian Investment Partners Limited	Kevin P. Loome
Senior Vice President, Senior Portfolio
Chuck M. Devereux	Manager, and Head of High Yield
Senior Vice President and Director of	Investments
Credit Research

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent registered public accounting firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Investment advisor
Delaware Management Company, a series of Delaware Management Business Trust
2005 Market Street
Philadelphia, PA 19103

Investment sub-advisor for certain Portfolios
Mondrian Investment Partners Limited
Fifth Floor
10 Gresham Street
London EC2V 7JD
United Kingdom

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s Forms N-Q, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Portfolios’ Web site at www.delawareinvestments.com; and (iii) on the Commission’s Web site at www.sec.gov. Each Portfolio’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

This report was prepared for investors in the Delaware Pooled® Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus carefully before investing.

2005 Market Street
Philadelphia, PA 19103
Telephone 800 231-8002
Fax 215 255-1162

(5247)	Printed in the USA
AR-DPT [10/09] DG3 12/09	MF0911113 PO14633

Annual report Delaware REIT Fund October 31, 2009 Value equity mutual fund

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund.

The figures in the annual report for Delaware REIT Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware REIT Fund prospectus contains this and other important information about the investment company. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware REIT Fund at www.delawareinvestments.com.

Manage your investments online

  24-hour access to your account information
  Obtain share prices
  Check your account balance and recent transactions
  Request statements or literature
  Make purchases and redemptions

Contact information

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

National distributor
Delaware Distributors, L.P.

Financial intermediary wholesaler
Lincoln Financial Distributors, L.P.

Shareholder servicing, dividend disbursing, and transfer agent
Delaware Service Company, Inc.

Mailing address
2005 Market Street
Philadelphia, PA 19103-7094

Shareholder assistance by phone
800 523-1918, weekdays from 8 a.m. to 7 p.m. Eastern time

For securities dealers and financial institutions representatives only
800 362-7500

Table of contents

Portfolio management review	1
Performance summary	5
Disclosure of Fund expenses	8
Sector allocation and top 10 holdings	10
Statement of net assets	11
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	18
Notes to financial statements	28
Report of independent registered public accounting firm	39
Other Fund information	40
Board of trustees/directors and officers addendum	46
About the organization	52

Views expressed herein are current as of Oct. 31, 2009, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware REIT Fund	Nov. 10, 2009

Performance preview (for the period ended Oct. 31, 2009)
Delaware REIT Fund (Class A shares)	1-year return	-2.97%
FTSE NAREIT Equity REITs Index (benchmark)	1-year return	+.06%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware REIT Fund, please see the table on page 5.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

For its fiscal year ended Oct. 31, 2009, Delaware REIT Fund (Class A shares) declined by 2.97% at net asset value, and by 8.52% at maximum offer price (both returns assume reinvestment of all distributions). In comparison, the Fund’s benchmark, the FTSE NAREIT Equity REITs Index, was relatively flat with a mild gain of 0.06% during the same period.

Volatile REIT prices, tenuous capital markets

Investors in U.S. real estate securities saw tremendous market volatility during the past year. As measured by the FTSE NAREIT Equity REITs Index, real estate investment trusts (REITs) were down sharply for much of the first half of the fiscal year ended Oct. 31, 2009. Beginning roughly in March 2009, however, conditions shifted and stocks of property companies gained significant ground.

Several months before the start of the fiscal period, many investors became nervous about the possibility of a world-wide economic depression. For several months thereafter, credit markets nearly ceased to function, remaining weak through the rest of the fall and most of the winter months. Businesses, almost irrespective of the strength of their balance sheets, found it difficult to get the investment capital they needed. In this environment, financial markets fell sharply around the world. Generally all but the least volatile fixed income securities lost substantial value. (Data for securities prices: Barclays Capital.)

Strong headwinds for REITs

The lack of available credit was a problem for businesses and individuals alike, but it was an especially acute challenge for REITs. That’s because REITs, particularly those that are heavily leveraged, rely to a greater extent on external capital to continue operating their businesses. With access to financing cut off (or prohibitively expensive), many investors worried that formerly healthy companies would be unable to survive. As a result, REIT prices fell particularly sharply during the downturn and even lagged the broad U.S. equity market, which itself lost significant ground. (Data for REIT prices: NAREIT.)

Once credit market conditions improved, so did REIT performance. Starting in March 2009, thanks to a combination of factors — including continued low interest rates, active government intervention, and the relatively successful “stress tests” of U.S. banks — credit became relatively easier for some REITs to obtain. Accordingly, REIT investors became increasingly comfortable owning companies with higher debt levels and weaker balance sheets. In this environment, the real estate securities market turned in much-improved performance for most of the remainder of the period. In fact, as many investors’ pessimism turned to optimism, many

1

Portfolio management review
Delaware REIT Fund

of the same REITs that had fared the worst during the downturn ended up doing the best when markets turned positive.

Investing opportunistically

As we do across all types of market conditions, we continued to employ our “bottom up” security selection strategy, in which we evaluate potential investments based on our assessment of each company’s growth prospects, relative valuation, and balance-sheet quality (among other factors). Given the highly volatile conditions of the past year, however, our approach was more opportunistic than usual, as we sought to take advantage of shifting conditions in the marketplace.

Early on, the Fund was positioned relatively defensively in light of the weak investment environment. We focused on companies with longer lease terms, such as healthcare REITs, and we added to our holdings in manufactured-home REITs, which have historically tended to provide steady returns (albeit with relatively limited growth potential). Simultaneously, we limited the Fund’s exposure to companies with shorter-duration leases — such as hotel REITs, whose cash flows tend to be more uncertain than in other sectors — and we cut our weighting in mall and office REIT stocks so that we could lock in some recent gains. We also looked to avoid stocks that we believed had significant balance-sheet problems.

This defensive stance was generally beneficial during the downturn, but it can be argued that we maintained this positioning for too long into the spring as credit markets loosened and REIT markets advanced. We conservatively calculated that the recovery would be much shorter than it turned out to be. In actuality, credit conditions continued improving, and by summer 2009 it became evident that a more sustainable improvement had taken place. We began adjusting the Fund accordingly, taking the following measures:

  We added to more-economically sensitive REITs, including office, mall, shopping center, and hotel REITs.
  We reduced our relatively defensive healthcare weighting.
  We increased exposure to more-companies that we felt had sufficient access to capital and whose performance prospects justified the added risk.

During the final months of the fiscal year, we felt it was prudent to once again make the portfolio more defensive. In the short period between July and September 2009 alone, the FTSE NAREIT Equity REITs Index advanced by nearly one-third. In our view, this increase was faster than was warranted, given declining business fundamentals in the commercial real estate industry. What’s more, we saw the advance as unsustainable because many companies were saddled with debt and had limited opportunities for growth. Given these circumstances, we opted to cut our positions in companies we believed faced serious fundamental challenges or troubled balance sheets. We sold certain mall stocks whose prospects we had become less confident about, and we cut our weight in the office sector.

An emphasis on enduring value

We emphasize that all of the moves listed above were made at the margins of the Fund’s investment portfolio, designed to take advantage of what we believed were unique opportunities presented by then-current conditions. Our basic emphasis on large-capitalization REITs with strong balance sheets remains unchanged. As always, we continue favoring REITs that we feel exhibit high-quality

2

property portfolios, a focus on fundamentally solid real estate markets, and capable management teams that are focused on the long term.

Setbacks in lodging and industrials

The most significant negative effects on the Fund’s performance compared to its benchmark index came from holdings within the lodging sector. The group had been one of the real estate market’s worst performers during the downturn, but it bounced back strongly during the rebound. Our intentional lack of exposure in the sector hampered results compared to the benchmark index. Most notably, we did not own hotel REITs Hospitality Properties Trust and DiamondRock Hospitality, two index components that gained much ground and contributed significantly to the performance of our benchmark index. We were also underweight in Host Hotels & Resorts, which further detracted from performance compared to the benchmark index.

A second source of relative underperformance came within the industrials sector, where our group of stocks posted a collective decline of more than 25% for the period. ProLogis, an owner, operator, and developer of industrial properties, was among the Fund’s weakest contributors to overall return for the period. The company’s stock suffered as investors worried about the amount of debt on the company’s balance sheet. The Fund also lost ground against the benchmark within specialty REITs. Our performance was hindered, for example, by the lack of a position in forest-products company Rayonier, a benchmark component that posted strong returns overall. The Fund’s performance was also compromised by our holdings in Corrections Corporation of America (CCA), a REIT that owns and operates private corrections facilities for governments, and which is not included in the index. We sold our complete position in CCA before the end of the period, resulting in negative effects on the Fund’s overall return.

Other notable contributions

On the positive side, our investments in the so-called mixed sector — which consists of companies that own multiple property types or that focus on niches within the real estate market — had positive effects on our results. For instance, we were helped by our position in Digital Realty Trust. This owner/operator of data centers has benefited from the growing number of corporations that choose to cut costs by outsourcing their data-management needs. Liberty Property Trust, an owner/operator of office and industrial properties that benefited from its solid balance sheet, also contributed to the Fund’s overall return. During the broad REIT upswing that ran between 2002 and 2007, Liberty’s share price did not inflate as dramatically as many other companies, and the stock’s comparatively tempered nature helped it weather the recent storm.

Another recent source of gains was the manufactured homes sector, where a position in Equity Lifestyle Properties provided the main boost. This company owns and leases sites that can be used for manufactured homes as well as RVs — a product mix that has provided resilient cash flows. Throughout the market downturn, the relatively stable nature of the manufactured-homes business was also a positive for the company.

The strongest contributors to the Fund’s overall return during the fiscal year included Mack-Cali Realty, an owner/operator of office properties that focuses on the northeastern United States. Despite facing a similar decline in business fundamentals along with the rest of the office

3

Portfolio management review
Delaware REIT Fund

sector, Mack-Cali was supported by its strong balance sheet and success in maintaining its tenant base.

At period end, we anticipate continued challenges in REIT markets. It’s very difficult to say how much (if any) growth we can expect in the year ahead. Nonetheless, we expect our philosophy and investment process to remain unchanged. We continue aiming to provide investors with a high-quality, research-driven way to invest in REITs.

4

Performance summary
Delaware REIT Fund	Oct. 31, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware REIT Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Oct. 31, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 6, 1995)
Excluding sales charge	-2.97%	-1.48%	+8.57%	+9.74%
Including sales charge	-8.52%	-2.64%	+7.93%	+9.28%
Class B (Est. Nov. 11, 1997)
Excluding sales charge	-3.73%	-2.23%	+7.91%	+5.33%
Including sales charge	-7.43%	-2.40%	+7.91%	+5.33%
Class C (Est. Nov. 11, 1997)
Excluding sales charge	-3.73%	-2.23%	+7.75%	+5.07%
Including sales charge	-4.66%	-2.23%	+7.75%	+5.07%
Class R (Est. June 2, 2003)
Excluding sales charge	-3.21%	-1.75%	n/a	+4.48%
Including sales charge	-3.21%	-1.75%	n/a	+4.48%
Institutional Class (Est. Nov. 11, 1997)
Excluding sales charge	-2.72%	-1.25%	+8.83%	+6.11%
Including sales charge	-2.72%	-1.25%	+8.83%	+6.11%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 5 through 7.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee

5

Performance summary
Delaware REIT Fund

has been contractually limited to 0.25% of average daily net assets from March 1, 2009, through Feb. 28, 2010.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from March 1, 2009, to Feb. 28, 2010.

Institutional Class shares were first made available Nov. 11, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to voluntarily reimburse certain expenses and/or waive certain fees from Sept. 11, 2009, until the waiver is discontinued, in order to prevent total operating expense from exceeding, in an aggregate amount 1.30% of the Funds average daily assets. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.59%	2.29%	2.29%	1.89%	1.29%
(without fee waivers)
Net expenses	1.54%	2.29%	2.29%	1.79%	1.29%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary	Voluntary
	and contractual			and contractual

6

Performance of a $10,000 investment
Average annual total returns from Oct. 31, 1999, through Oct. 31, 2009

For period beginning Oct. 31, 1999, through Oct. 31, 2009	Starting value	Ending value
FTSE NAREIT Equity REITs Index (benchmark)	$10,000	$24,322
Delaware REIT Fund — Class A Shares	$9,425	$21,446

The chart assumes $10,000 invested in the Fund on Oct. 31, 1999, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 5 through 7.

The chart also assumes $10,000 invested in the FTSE NAREIT Equity REITs Index as of Oct. 31, 1999. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class B	DPRBX	246248819
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777

7

Disclosure of Fund expenses
For the period May 1, 2009 to October 31, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 to October 31, 2009.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware REIT Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/09	10/31/09	Expense Ratio	5/1/09 to 10/31/09*
Actual Fund return
Class A	$1,000.00	$1,217.60	1.49%	$8.33
Class B	1,000.00	1,211.70	2.24%	12.49
Class C	1,000.00	1,211.70	2.24%	12.49
Class R	1,000.00	1,216.00	1.74%	9.72
Institutional Class	1,000.00	1,218.50	1.24%	6.93
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.69	1.49%	$7.58
Class B	1,000.00	1,013.91	2.24%	11.37
Class C	1,000.00	1,013.91	2.24%	11.37
Class R	1,000.00	1,016.43	1.74%	8.84
Institutional Class	1,000.00	1,018.95	1.24%	6.31

Delaware Management Company (DMC) has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses from March 1, 2009 to September 10, 2009 and from September 11, 2009 until such time as the waiver is discontinued, do not exceed 1.21% and 1.30%, respectively, of average daily net assets of the Fund (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, (collectively, nonroutine expenses)). The Fund’s expense analysis would be as follows if this new limit was in effect for the entire period:

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/09	10/31/09	Expense Ratio	5/1/09 to 10/31/09*
Actual Fund Return
Class A	$1,000.00	$1,217.60	1.55%	$8.66
Class B	1,000.00	1,211.70	2.30%	12.82
Class C	1,000.00	1,211.70	2.30%	12.82
Class R	1,000.00	1,216.00	1.80%	10.05
Institutional Class	1,000.00	1,218.50	1.30%	7.27
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.39	1.55%	$7.88
Class B	1,000.00	1,013.61	2.30%	11.67
Class C	1,000.00	1,013.61	2.30%	11.67
Class R	1,000.00	1,016.13	1.80%	9.15
Institutional Class	1,000.00	1,018.65	1.30%	6.61

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

Sector allocation and top 10 holdings
Delaware REIT Fund	As of October 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Common Stock	94.63%
Diversified REITs	6.42%
Health Care REITs	16.34%
Hotel REITs	3.70%
Industrial REITs	3.60%
Mall REITs	13.32%
Manufactured Housing REITs	2.06%
Multifamily REITs	13.59%
Office REITs	13.39%
Office/Industrial REITs	3.35%
Self-Storage REITs	4.50%
Shopping Center REITs	9.30%
Single Tenant REITs	1.52%
Specialty REITs	3.54%
Discount Note	4.70%
Securities Lending Collateral	15.31%
Total Value of Securities	114.64%
Obligation to Return Securities Lending Collateral	(15.65%)
Receivables and Other Assets Net of Liabilities	1.01%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Simon Property Group	10.85%
Vornado Realty Trust	6.43%
Equity Residential	4.64%
Public Storage	4.39%
HCP	4.32%
Boston Properties	4.27%
Ventas	3.88%
Health Care REIT	3.83%
Nationwide Health Properties	3.06%
Kimco Realty	2.85%

10

Statement of net assets
Delaware REIT Fund	October 31, 2009

		Number of shares	Value
Common Stock – 94.63%
Diversified REITs – 6.42%
*	Vornado Realty Trust	209,782	$12,494,616
			12,494,616

Health Care REITs – 16.34%
*	HCP	284,000	8,403,559
*	Health Care REIT	167,900	7,449,723
	Healthcare Realty Trust	71,500	1,489,345
	LTC Properties	40,000	950,000
*	Nationwide Health Properties	184,300	5,943,675
*	Ventas	187,900	7,540,427
			31,776,729

Hotel REITs – 3.70%
*†	Gaylord Entertainment	39,300	590,679
*	Host Hotels & Resorts	502,043	5,075,655
*	LaSalle Hotel Properties	89,700	1,539,252
			7,205,586

Industrial REITs – 3.60%
	AMB Property	43,540	957,009
	EastGroup Properties	55,800	2,053,998
	ProLogis	352,833	3,997,598
			7,008,605

Mall REITs – 13.32%
*	CBL & Associates Properties	200,900	1,639,344
*	Macerich	106,309	3,168,008
*	Simon Property Group	310,704	21,093,695
			25,901,047

Manufactured Housing REITs – 2.06%
	Equity Lifestyle Properties	86,300	4,008,635
			4,008,635

Multifamily REITs – 13.59%
	Apartment Investment & Management	65,100	803,985
*	AvalonBay Communities	57,534	3,957,189
*	Camden Property Trust	118,700	4,302,875
*	Equity Residential	312,200	9,016,335

11

Statement of net assets
Delaware REIT Fund

		Number of shares	Value
Common Stock (continued)
Multifamily REITs (continued)
*	Essex Property Trust	45,087	$3,389,641
*	Mid-America Apartment Communities	18,500	810,670
*	Post Properties	92,600	1,526,974
	UDR	181,660	2,612,271
			26,419,940

Office REITs – 13.39%
*	Alexandria Real Estate Equities	77,900	4,219,843
*	Boston Properties	136,800	8,313,336
	Brandywine Realty Trust	209,400	2,001,864
*	Corporate Office Properties Trust	41,100	1,364,109
*	Douglas Emmett	162,000	1,911,600
	Government Properties Income Trust	58,500	1,361,880
	Mack-Cali Realty	98,400	3,045,480
	SL Green Realty	98,853	3,831,542
			26,049,654

Office/Industrial REITs – 3.35%
*	Digital Realty Trust	62,400	2,816,112
*	Duke Realty	205,500	2,309,820
	Liberty Property Trust	47,100	1,383,327
			6,509,259

Self-Storage REITs – 4.50%
*	Public Storage	116,100	8,544,960
	U-Store-it Trust	34,600	197,220
			8,742,180

Shopping Center REITs – 9.30%
	Cedar Shopping Centers	81,000	491,670
*	Federal Realty Investment Trust	66,511	3,926,144
*	Kimco Realty	438,900	5,547,696
*	Ramco-Gershenson Properties Trust	105,700	934,388
*	Regency Centers	38,961	1,307,142
*	Tanger Factory Outlet Centers	71,100	2,706,777
*	Weingarten Realty Investors	171,100	3,165,350
			18,079,167

12

	Number of shares	Value
Common Stock (continued)
Single Tenant REITs – 1.52%
* National Retail Properties	152,400	$2,953,512
		2,953,512

Specialty REITs – 3.54%
* Entertainment Properties Trust	92,440	3,144,809
* Plum Creek Timber	85,700	2,681,553
* Rayonier	27,300	1,053,234
		6,879,596
Total Common Stock (cost $162,274,982)		184,028,526

	Principal amount
≠Discount Note – 4.70%
Federal Home Loan Bank 0.02% 11/2/09	$9,139,019	9,139,014
Total Discount Note (cost $9,139,014)		9,139,014

Total Value of Securities Before Securities
Lending Collateral – 99.33% (cost $171,413,996)		193,167,540

	Number of shares
Securities Lending Collateral** – 15.31%
Investment Companies
Mellon GSL DBT II Collateral Fund	24,407,806	24,407,806
BNY Mellon SL DB II Liquidating Fund	5,416,425	5,355,761
@†Mellon GSL Reinvestment Trust II	611,030	61
Total Securities Lending Collateral (cost $30,435,261)		29,763,628

Total Value of Securities – 114.64%
(cost $201,849,257)		222,931,168	©

Obligation to Return Securities
Lending Collateral** – (15.65%)		(30,435,261)

Receivables and Other Assets
Net of Liabilities – 1.01%		1,970,472

Net Assets Applicable to 25,472,673
Shares Outstanding – 100.00%		$194,466,379

13

Statement of net assets
Delaware REIT Fund

Net Asset Value – Delaware REIT Fund
Class A ($64,237,284 / 8,420,182 Shares)	$7.63
Net Asset Value – Delaware REIT Fund
Class B ($10,984,965 / 1,441,877 Shares)	$7.62
Net Asset Value – Delaware REIT Fund
Class C ($16,313,999 / 2,140,448 Shares)	$7.62
Net Asset Value – Delaware REIT Fund
Class R ($3,595,604 / 471,337 Shares)	$7.63
Net Asset Value – Delaware REIT Fund
Institutional Class ($99,334,527 / 12,998,829 Shares)	$7.64

Components of Net Assets at October 31, 2009:
Shares of beneficial interest (unlimited authorization – no par)	$306,745,879
Accumulated net realized loss on investments	(133,361,411)
Net unrealized appreciation of investments	21,081,911
Total net assets	$194,466,379

*	Fully or partially on loan.
†	Non income producing security.
≠	The rate shown is the effective yield at time of purchase.
**	See Note 8 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2009, the aggregate amount of illiquid securities was $61, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $29,599,266 of securities loaned.

REIT – Real Estate Investment Trust

Net Asset Value and Offering Price Per Share –
Delaware REIT Fund
Net asset value Class A (A)	$7.63
Sales charge (5.75% of offering price) (B)	0.47
Offering price	$8.10

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying notes

14

Statement of operations
Delaware REIT Fund	Year Ended October 31, 2009

Investment Income:
Dividends	$7,937,483
Interest	10,934
Securities lending income	144,930	$8,093,347

Expenses:
Management fees	1,248,182
Dividend disbursing and transfer agent fees and expenses	1,016,363
Distribution expenses – Class A	165,471
Distribution expenses – Class B	115,849
Distribution expenses – Class C	154,245
Distribution expenses – Class R	18,382
Reports and statements to shareholders	129,018
Registration fees	99,612
Accounting and administration expenses	66,570
Legal fees	19,782
Audit and tax	16,689
Trustees’ fees	11,165
Custodian fees	7,234
Insurance fees	4,196
Pricing fees	2,662
Consulting fees	2,249
Dues and services	1,564
Trustees’ expenses	786	3,080,019
Less fees waived		(582,581)
Less waived distribution expenses – Class A		(27,578)
Less waived distribution expenses – Class R		(3,063)
Total operating expenses		2,466,797
Net Investment Income		5,626,550

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(104,064,386)
Net change in unrealized appreciation/depreciation of investments		94,733,999
Net Realized and Unrealized Loss on Investments		(9,330,387)

Net Decrease in Net Assets Resulting from Operations		$(3,703,837)

See accompanying notes

15

Statements of changes in net assets
Delaware REIT Fund

	Year Ended
	10/31/09	10/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,626,550	$5,423,741
Net realized loss on investments	(104,064,386)	(26,844,463)
Net change in unrealized
appreciation/depreciation of investments	94,733,999	(117,125,176)
Net decrease in net assets resulting from operations	(3,703,837)	(138,545,898)

Dividends and Distributions to shareholders from:
Net investment income:
Class A	(1,885,057)	(3,017,144)
Class B	(321,276)	(628,609)
Class C	(420,155)	(739,771)
Class R	(98,649)	(111,667)
Institutional Class	(2,839,606)	(3,589,389)

Net realized gain on investments:
Class A	—	(29,255,383)
Class B	—	(8,911,390)
Class C	—	(9,679,097)
Class R	—	(1,021,236)
Institutional Class	—	(23,707,395)
The Real Estate Investment Trust Portfolio Class*	—	(15)

Return of capital
Class A	(484,398)	—
Class B	(82,949)	—
Class C	(123,136)	—
Class R	(27,115)	—
Institutional Class	(747,800)	—
	(7,030,141)	(80,661,096)

Capital Share Transactions:
Proceeds from shares sold:
Class A	14,099,246	20,295,575
Class B	114,096	464,084
Class C	1,282,972	2,489,643
Class R	2,052,540	3,016,816
Institutional Class	46,849,175	102,891,711

16

	Year Ended
	10/31/09	10/31/08
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$2,162,188	$30,007,521
Class B	354,139	8,465,189
Class C	492,250	9,786,133
Class R	125,507	1,129,135
Institutional Class	3,462,045	24,562,159
The Real Estate Investment Trust Portfolio Class*	—	11
	70,994,158	203,107,977

Cost of shares repurchased:
Class A	(19,539,034)	(48,230,245)
Class B	(5,212,173)	(15,954,108)
Class C	(5,663,181)	(13,597,018)
Class R	(1,887,887)	(3,159,932)
Institutional Class	(38,287,466)	(67,241,814)
The Real Estate Investment Trust Portfolio Class*	—	(27,045,813)
	(70,589,741)	(175,228,930)
Increase in net assets derived from capital
share transactions	404,417	27,879,047
Net Decrease in Net Assets	(10,329,561)	(191,327,947)

Net Assets:
Beginning of year	204,795,940	396,123,887
End of year (there was no undistributed
net investment income at either year end)	$194,466,379	$204,795,940

*Effective at the close of business on February 21, 2008, all assets of the Fund’s Real Estate Investment Trust Portfolio Class were redeemed.

See accompanying notes

17

Financial highlights
Delaware REIT Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

18

Year Ended
10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
$ 8.200	$17.690	$24.180	$21.390	$ 21.140

0.221	0.225	0.149	0.351	0.441
(0.509)	(5.793)	0.372	5.910	2.101
(0.288)	(5.568)	0.521	6.261	2.542

(0.224)	(0.339)	(0.380)	(0.460)	(0.435)
—	(3.583)	(6.631)	(3.011)	(1.857)
(0.058)	—	—	—	—
(0.282)	(3.922)	(7.011)	(3.471)	(2.292)

$ 7.630	$ 8.200	$17.690	$24.180	$21.390

(2.97% )	(37.85% )	2.33%	33.45%	12.27%

$64,237	$73,445	$153,051	$231,367	$285,579
1.48%	1.48%	1.36%	1.34%	1.34%

1.88%	1.59%	1.41%	1.39%	1.39%
3.38%	1.82%	0.79%	1.65%	2.07%

2.98%	1.71%	0.74%	1.60%	2.02%
174%	115%	82%	60%	37%

19

Financial highlights
Delaware REIT Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

20

Year Ended
10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
$ 8.190	$17.680	$24.150	$21.360	$ 21.120

0.173	0.138	0.006	0.191	0.281
(0.511)	(5.793)	0.373	5.911	2.089
(0.338)	(5.655)	0.379	6.102	2.370

(0.174)	(0.252)	(0.218)	(0.301)	(0.273)
—	(3.583)	(6.631)	(3.011)	(1.857)
(0.058)	—	—	—	—
(0.232)	(3.835)	(6.849)	(3.312)	(2.130)

$ 7.620	$ 8.190	$17.680	$ 24.150	$21.360

(3.73% )	(38.28% )	1.52%	32.50%	11.39%

$10,985	$17,831	$48,300	$71,206	$72,917
2.23%	2.23%	2.11%	2.09%	2.09%

2.58%	2.29%	2.11%	2.09%	2.09%
2.63%	1.07%	0.04%	0.90%	1.32%

2.28%	1.01%	0.04%	0.90%	1.32%
174%	115%	82%	60%	37%

21

Financial highlights
Delaware REIT Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

22

Year Ended
10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
$ 8.190	$17.680	$24.150	$21.370	$ 21.120

0.173	0.136	0.006	0.191	0.281
(0.511)	(5.791)	0.373	5.901	2.099
(0.338)	(5.655)	0.379	6.092	2.380

(0.174)	(0.252)	(0.218)	(0.301)	(0.273)
—	(3.583)	(6.631)	(3.011)	(1.857)
(0.058)	—	—	—	—
(0.232)	(3.835)	(6.849)	(3.312)	(2.130)

$ 7.620	$ 8.190	$17.680	$ 24.150	$21.370

(3.73% )	(38.33% )	1.58%	32.43%	11.44%

$16,314	$22,695	$50,819	$71,614	$70,860
2.23%	2.23%	2.11%	2.09%	2.09%

2.58%	2.29%	2.11%	2.09%	2.09%
2.63%	1.07%	0.04%	0.90%	1.32%

2.28%	1.01%	0.04%	0.90%	1.32%
174%	115%	82%	60%	37%

23

Financial highlights
Delaware REIT Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

24

Year Ended
10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
$ 8.200	$17.690	$24.180	$21.390	$ 21.130

0.205	0.191	0.102	0.297	0.373
(0.509)	(5.789)	0.363	5.913	2.097
(0.304)	(5.598)	0.465	6.210	2.470

(0.208)	(0.309)	(0.324)	(0.409)	(0.353)
—	(3.583)	(6.631)	(3.011)	(1.857)
(0.058)	—	—	—	—
(0.266)	(3.892)	(6.955)	(3.420)	(2.210)

$ 7.630	$ 8.200	$17.690	$24.180	$21.390

(3.21% )	(38.00% )	2.03%	33.13%	11.90%

$3,596	$3,395	$5,734	$7,107	$4,168
1.73%	1.73%	1.61%	1.59%	1.66%

2.18%	1.89%	1.71%	1.69%	1.69%
3.13%	1.57%	0.54%	1.40%	1.75%

2.68%	1.41%	0.44%	1.30%	1.72%
174%	115%	82%	60%	37%

25

Financial highlights
Delaware REIT Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

26

Year Ended
10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
$ 8.220	$17.710	$24.210	$ 21.410	$ 21.150

0.238	0.247	0.196	0.404	0.494
(0.520)	(5.784)	0.366	5.923	2.101
(0.282)	(5.537)	0.562	6.327	2.595

(0.240)	(0.370)	(0.431)	(0.516)	(0.478)
—	(3.583)	(6.631)	(3.011)	(1.857)
(0.058)	—	—	—	—
(0.298)	(3.953)	(7.062)	(3.527)	(2.335)

$ 7.640	$ 8.220	$ 17.710	$24.210	$ 21.410

(2.72% )	(37.66% )	2.56%	33.81%	12.54%

$99,334	$87,430	$106,145	$32,166	$58,428
1.23%	1.23%	1.11%	1.09%	1.09%

1.58%	1.29%	1.11%	1.09%	1.09%
3.63%	2.07%	1.04%	1.90%	2.32%

3.28%	2.01%	1.04%	1.90%	2.32%
174%	115%	82%	60%	37%

27

Notes to financial statements
Delaware REIT Fund	October 31, 2009

The Real Estate Investment Trust Portfolio (Delaware REIT Fund or Fund) is a series of Delaware Pooled® Trust (Trust), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. This report contains information relating only to the Delaware REIT Fund. All other Delaware Pooled® Trust portfolios are included in a separate report.

The investment objectives of the Fund are to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objective by investing primarily in securities of companies principally engaged in the real estate industry.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this,

28

the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At October 31, 2009, the Fund held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in

29

Notes to financial statements
Delaware REIT Fund

1. Significant Accounting Policies (continued)

Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended October 31, 2009.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2009.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended October 31, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 22, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

Effective September 11, 2009, DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed 1.30% of average daily net assets of the Fund until such time as the

30

voluntary expenses cap is discontinued. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary. From March 1, 2009 to September 10, 2009, DMC had voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses) did not exceed 1.21% of average daily net assets of the Fund. Prior to March 1, 2009, total annual operating expenses were contractually limited to 1.23% of average daily net assets (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses) of the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31, 2009, the Fund was charged $8,321 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to limit through February 28, 2010 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets. Institutional Class shares pay no distribution and service expenses.

At October 31, 2009, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$96,052
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	99,452
Distribution fees payable to DDLP	39,490
Other expenses payable to DMC and affiliates*	1,919

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

31

Notes to financial statements
Delaware REIT Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees.

For the year ended October 31, 2009, the Fund was charged $14,350 for internal legal and tax services provided by DMC and/or its affiliates’ employees. For the year ended October 31, 2009, DDLP earned $7,366 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2009, DDLP received gross CDSC commissions of $—, $8,164 and $1,045 on redemptions of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2009, the Fund made purchases of $286,826,351 and sales of $282,730,436 of investment securities other than short-term investments.

At October 31, 2009, the cost of investments for federal income tax purposes was $270,768,955. At October 31, 2009, the net unrealized depreciation was $47,837,787, of which $3,886,624 related to unrealized appreciation of investments and $51,724,411 related to unrealized depreciation of investments.

Effective November 1, 2008, the Fund adopted the amended provisions of Accounting Standards Codification 820 (ASC 820), Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information

32

available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the ASC 820 fair value hierarchy levels as of October 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$184,028,526	$—	$—	$184,028,526
Short-Term	—	9,139,014	—	9,139,014
Securities Lending Collateral	24,407,806	5,355,761	61	29,763,628
Total	$208,436,332	$14,494,775	$61	$222,931,168

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Security
Lending
Collateral
Balance as of 10/31/08	$32,996
Net change in unrealized appreciation/depreciation	(32,935)
Balance as of 10/31/09	$61

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/09	$(32,935)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2009 and 2008 was as follows:

	Year Ended
	10/31/09	10/31/08
Ordinary income	$5,564,743	$19,443,932
Long-term capital gain	—	61,155,357
Return of capital	1,465,398	61,807
Total	$7,030,141	$80,661,096

33

Notes to financial statements
Delaware REIT Fund

5. Components of Net Assets on a Tax Basis

As of October 31, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$306,745,879
Capital loss carryforwards	(64,441,713)
Unrealized depreciation of investments	(47,837,787)
Net assets	$194,466,379

The undistributed earnings for the Delaware REIT Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2009, the Fund recorded the following reclassifications.

Undistributed net investment income	$(61,807)
Paid-in capital	61,807

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at October 31, 2009 will expire as follows; $9,848,927 expires in 2016 and $54,592,786 expires in 2017.

34

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/09	10/31/08
Shares sold:
Class A	2,175,080	1,755,042
Class B	18,567	43,175
Class C	199,187	208,988
Class R	330,368	261,470
Institutional Class	7,661,922	8,457,890

Shares issued upon reinvestment of dividends and distributions:
Class A	360,492	2,543,376
Class B	60,103	717,840
Class C	83,165	829,270
Class R	20,978	95,724
Institutional Class	572,391	2,079,763
The Real Estate Investment Trust Portfolio Class*	—	1
	11,482,253	16,992,539

Shares repurchased:
Class A	(3,067,391)	(3,997,829)
Class B	(813,317)	(1,317,005)
Class C	(911,408)	(1,142,927)
Class R	(293,767)	(267,544)
Institutional Class	(5,874,558)	(5,890,961)
The Real Estate Investment Trust Portfolio Class*	—	(1,811,509)
	(10,960,441)	(14,427,775)
Net increase	521,812	2,564,764

*Effective at the close of business on February 21, 2008, all assets of the Fund’s Real Estate Investment Trust Portfolio Class were redeemed.

For the years ended October 31, 2009 and 2008, 175,717 Class B shares were converted to 175,412 Class A shares valued at $1,210,467 and 147,129 Class B shares were converted to 146,775 Class A shares valued at $1,838,671, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

35

Notes to financial statements
Delaware REIT Fund

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Fund, along with the other Participants, entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 16, 2010. The Fund had no amounts outstanding as of October 31, 2009, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three-tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At October 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment

36

pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2009, the value of securities on loan was $29,599,266, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-today functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

37

Notes to financial statements
Delaware REIT Fund

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur by on or about December 31, 2009. Shareholders of the Fund received proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2009, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	79.16%
(B) Return of Capital (Tax Basis)	20.84%
Total Distributions (Tax Basis)	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

38

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Pooled Trust — The Real Estate Investment Trust Portfolio

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (one of the series constituting the Delaware Pooled Trust) (the “Fund”) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio of Delaware Pooled Trust at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2009

39

Other Fund information
(Unaudited)
Delaware REIT Fund

Board Consideration of Delaware REIT Fund Investment Advisory Agreement

At a meeting held on May 19-21, 2009 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware REIT Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in February 2009 and included independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters.

40

The Board also considered the transfer agent and shareholder services provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s high level of service. The Board noted that Management finished upgrading investment accounting functions through outsourcing to improve the quality and lower the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended December 31, 2008. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and ten-year periods was in the second quartile. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2008 and, for comparative funds, information as of their respective fiscal year end occurring on or before August 31, 2008. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”).

41

Other Fund information
(Unaudited)
Delaware REIT Fund

Board Consideration of Delaware REIT Fund Investment Advisory Agreement (continued)

In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for nonmanagement services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered current 12b-1 fee waivers and various initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

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Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Zenouzi regularly consults with Damon J. Andres.

Babak “Bob” Zenouzi
Senior Vice President, Senior Portfolio Manager
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

43

Other Fund information
(Unaudited)
Delaware REIT Fund

Board Consideration of Delaware REIT Fund Investment Advisory Agreement (continued)

It is currently anticipated that Lincoln National Corporation will complete its sale of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments) to Macquarie Group on or about December 31, 2009. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware REIT Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

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Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	80	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]

Private Investor	80	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	80	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	80	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	80	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

48

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	80	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	80	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

       4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

50

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	80	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	80	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	80	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	80	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	80	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	80	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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About the organization

Board of trustees

Patrick P. Coyne	Anthony D. Knerr	Ann R. Leven	Janet L. Yeomans

Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall
College
Lancaster, PA

	Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

52

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $270,408 for the fiscal year ended October 31, 2009.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $363,200 for the fiscal year ended October 31, 2008.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $101,919 for the fiscal year ended October 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $145,755 for the fiscal year ended October 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2008.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2009.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2008.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $301,633 and $399,757 for the registrant’s fiscal years ended October 31, 2009 and October 31, 2008, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE POOLED® TRUST

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 5, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 5, 2010

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 5, 2010